                                                                    EXHIBIT 10.3

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          FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP

                                       OF

                     WESTFIELD AMERICA LIMITED PARTNERSHIP



                         a Delaware limited partnership


                             ______________________



            THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED
   UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"),OR THE
               SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD,
          TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH
        REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP
         AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP, IN FORM
          AND SUBSTANCE SATISFACTORY TO THE PARTNERSHIP, TO THE EFFECT
          THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE
        EFFECTED WITHOUT REGISTRATION UNDER THE SECURITIES ACT AND UNDER
                APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS.



                           dated as of August 3, 1998


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

                               TABLE OF CONTENTS

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
ARTICLE 1 DEFINED TERMS............................................................     1

ARTICLE 2 ORGANIZATIONAL MATTERS...................................................    25
          Section 2.1    Formation.................................................    25
          Section 2.2    Name......................................................    25
          Section 2.3    Registered Office and Agent; Principal Office.............    25
          Section 2.4    Power of Attorney.........................................    25
          Section 2.5    Term......................................................    27

ARTICLE 3 PURPOSE..................................................................    27
          Section 3.1    Purpose and Business......................................    27
          Section 3.2    Powers....................................................    28
          Section 3.3    Partnership Only for Purposes Specified...................    28
          Section 3.4    Representations and Warranties by the Partners............    28

ARTICLE 4 CAPITAL CONTRIBUTIONS....................................................    31
          Section 4.1    Capital Contributions of the Partners.....................    31
          Section 4.2    Issuances of Additional Partnership Interests.............    32
          Section 4.3    Additional Funds and Capital Contributions................    33
          Section 4.4    Stock Option Plans........................................    35
          Section 4.5    Dividend Reinvestment Plan, Stock Incentive Plan
                         or Other Plan.............................................    36
          Section 4.6    No Interest; No Return....................................    37
          Section 4.7    Conversion or Redemption of Preferred Shares..............    37
          Section 4.8    Conversion or Redemption of Junior Shares.................    37
          Section 4.9    Other Contribution Provisions.............................    38
          Section 4.10   Excluded Properties.......................................    38

ARTICLE 5 DISTRIBUTIONS............................................................    39
          Section 5.1    Requirement and Characterization of Distributions.........    39
          Section 5.2    Distributions in Kind.....................................    40
          Section 5.3    Amounts Withheld..........................................    40
          Section 5.4    Distributions Upon Liquidation............................    40
          Section 5.5    Distributions to Reflect Additional Partnership
                         Units or Investor Unit Rights.............................    40

                                       i
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
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
           Section 5.6    Restricted Distributions....................................    40

ARTICLE 6  ALLOCATIONS................................................................    41
           Section 6.1    Timing and Amount of Allocations of Net Income
                          and Net Loss................................................    41
           Section 6.2    General Allocations.........................................    41
           Section 6.3    Additional Allocation Provisions............................    41
           Section 6.4    Tax Allocations.............................................    45

ARTICLE 7  MANAGEMENT AND OPERATIONS OF BUSINESS......................................    46
           Section 7.1    Management..................................................    46
           Section 7.2    Certificate of Limited Partnership..........................    50
           Section 7.3    Restrictions on Managing General Partner's Authority........    50
           Section 7.4    Reimbursement of the Managing General Partner...............    53
           Section 7.5    Outside Activities of the Managing General Partner..........    54
           Section 7.6    Transactions with Affiliates................................    55
           Section 7.7    Indemnification.............................................    56
           Section 7.8    Liability of the Managing General Partner...................    58
           Section 7.9    Other Matters Concerning the Managing General Partner.......    60
           Section 7.10   Title to Partnership Assets.................................    61
           Section 7.11   Reliance by Third Parties...................................    61

ARTICLE 8  RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS.................................    62
           Section 8.1    Limitation of Liability.....................................    62
           Section 8.2    Management of Business......................................    62
           Section 8.3    Outside Activities of Limited Partners......................    62
           Section 8.4    Return of Capital...........................................    63
           Section 8.5    Rights of Limited Partners Relating to the Partnership......    63
           Section 8.6    Partnership Right to Call Limited Partner Interests.........    64

ARTICLE 9  BOOKS, RECORDS, ACCOUNTING AND REPORTS.....................................    64
           Section 9.1    Records and Accounting......................................    64
           Section 9.2    Partnership Year............................................    65
           Section 9.3    Reports.....................................................    65

ARTICLE 10 TAX MATTERS................................................................    65
           Section 10.1   Preparation of Tax Returns..................................    65
           Section 10.2   Tax Elections...............................................    65

                                      ii
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
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
           Section 10.3   Tax Matters Partner..........................................    66
           Section 10.4   Withholding..................................................    67
           Section 10.5   Organizational Expenses......................................    68

ARTICLE 11 PARTNER TRANSFERS AND WITHDRAWALS...........................................    68
           Section 11.1   Transfer.....................................................    68
           Section 11.2   Transfer of General Partner's Partnership Interest...........    69
           Section 11.3   Limited Partners' Rights to Transfer.........................    70
           Section 11.4   Substituted Limited Partners.................................    73
           Section 11.5   Assignees....................................................    74
           Section 11.6   General Provisions...........................................    74

ARTICLE 12 ADMISSION OF PARTNERS.......................................................    76
           Section 12.1   Admission of Successor Managing General Partner
                          and Additional General Partners..............................    76
           Section 12.2   Admission of Additional Limited Partners.....................    77
           Section 12.3   Amendment of Agreement and Certificate.......................    78
           Section 12.4   Limit on Number of Partners..................................    78
           Section 12.5   Admission....................................................    78
           Section 12.6   Representation and Warranty of the General Partners..........    78

ARTICLE 13 INVESTORS...................................................................    79
           Section 13.1   Grants of Investor Unit Rights...............................    79
           Section 13.2   Nature of Investors and Investor Unit Rights.................    80
           Section 13.3   Acceptance of Additional Investors...........................    80
           Section 13.4   Representations and Warranties by the Investors..............    81
           Section 13.5   Rights of Investors..........................................    84
           Section 13.6   No Interest; No Return.......................................    88
           Section 13.7   Investors' Rights to Transfer................................    88
           Section 13.8   Power of Attorney............................................    92
           Section 13.9   Liability of the Managing General Partner....................    93
           Section 13.10  Partnership Right to Terminate Investor Unit Rights..........    95

ARTICLE 14 DISSOLUTION, LIQUIDATION AND TERMINATION....................................    96
           Section 14.1   Dissolution..................................................    96
           Section 14.2   Winding Up...................................................    96
           Section 14.3   Deemed Contribution and Distribution.........................    98
           Section 14.4   Rights of Holders............................................    99

                                      iii
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
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
           Section 14.5   Notice of Dissolution.......................................     99
           Section 14.6   Cancellation of Certificate of Limited Partnership..........     99
           Section 14.7   Reasonable Time for Winding-Up..............................     99

ARTICLE 15 PROCEDURES FOR ACTIONS AND CONSENTSOF PARTNERS; AMENDMENTS; MEETINGS.......    100

           Section 15.1   Procedures for Actions and Consents of Partners.............    100
           Section 15.2   Amendments..................................................    100
           Section 15.3   Meetings of the Partners....................................    100

ARTICLE 16 GENERAL PROVISIONS.........................................................    101
           Section 16.1   Redemption Rights of Qualifying Parties.....................    101
           Section 16.2   Addresses and Notice........................................    106
           Section 16.3   Titles and Captions.........................................    106
           Section 16.4   Pronouns and Plurals........................................    107
           Section 16.5   Further Action..............................................    107
           Section 16.6   Binding Effect..............................................    107
           Section 16.7   Waiver......................................................    107
           Section 16.8   Counterparts................................................    108
           Section 16.9   Applicable Law..............................................    108
           Section 16.10  Entire Agreement............................................    108
           Section 16.11  Invalidity of Provisions....................................    108
           Section 16.12  Limitation to Preserve REIT Status..........................    108
           Section 16.13  No Partition................................................    109
           Section 16.14  No Third-Party Rights Created Hereby........................    109
           Section 16.15  No Rights as Stockholders...................................    110

Exhibit A  PARTNERS AND PARTNERSHIP UNITS.............................................    A-1

Exhibit B  INVESTORS AND INVESTOR UNIT RIGHTS.........................................    B-1

Exhibit C  EXAMPLES REGARDING ADJUSTMENT FACTOR.......................................    C-1

Exhibit D  SUB-ALLOCATION OF GROSS FAIR MARKET VALUES.................................    D-1

Exhibit E  NOTICE OF REDEMPTION.......................................................    E-1

Exhibit F  FORM OF PARTNERSHIP UNIT CERTIFICATE.......................................    F-1
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                                      iv
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
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Exhibit G    LIST OF EXCLUDED PROPERTIES...............................................    G-1

Exhibit H    PARTNERSHIP UNIT DESIGNATION OF SERIES A
             PARTNERSHIP PREFERRED UNITS OF WESTFIELD AMERICA
             LIMITED PARTNERSHIP.......................................................    H-1

Exhibit I    INVESTOR UNIT RIGHT DESIGNATION OF CLASS A INVESTOR
             UNIT RIGHTS OF WESTFIELD AMERICA LIMITED PARTNERSHIP......................    I-1

Exhibit I-1  INVESTOR UNIT RIGHT DESIGNATION OF THE CLASS A-1
             INVESTOR UNIT RIGHTS OF WESTFIELD AMERICA LIMITED PARTNERSHIP.............    I-1-1

                    FIRST AMENDED AND RESTATED AGREEMENT OF
          LIMITED PARTNERSHIP OF WESTFIELD AMERICA LIMITED PARTNERSHIP


          THIS FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF WESTFIELD AMERICA LIMITED PARTNERSHIP, dated as of August 3, 1998, 1998 is entered into by and among WESTFIELD AMERICA, INC., a Missouri corporation (the "Managing General Partner" or "WEA"), the Limited Partners (as defined below)
 ------------------------      ---
listed, from time to time, on Exhibit A attached hereto and the Investors
                              ---------
listed, from time to time, on Exhibit B attached hereto.
                              ---------

          WHEREAS, the Managing General Partner and the Special Limited Partners, each of which is an Affiliate of the Managing General Partner, have entered into that certain Limited Partnership Agreement for Westfield America Limited Partnership, a Delaware limited partnership, dated as of November 12, 1997 (as amended to date, the "Existing Partnership Agreement");
                               ------------------------------

          WHEREAS, the Partners now desire to amend the Existing Partnership Agreement to provide, among other things, for (i) the admission of additional Limited Partners upon the terms and conditions set forth herein, and (ii) the granting of certain rights to Investors, upon the terms and conditions set forth herein, which Investors shall not be partners in the Partnership for any purpose other than for purposes of United States Federal, state and local tax laws and the regulations now or hereafter promulgated thereunder;

          WHEREAS, the Managing General Partner has submitted, and the Limited Partners have approved, an amendment and restatement of the Existing Partnership Agreement on the terms set forth herein.

          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   ARTICLE 1
                                 DEFINED TERMS

          The following definitions shall be for all purposes, unless otherwise clearly indicated to the contrary, applied to the terms used in this Agreement.

          "Act" means the Delaware Revised Uniform Limited Partnership Act, 6
           ---
Del.C. (S) 17-101 et.seq., as it may be amended from time to time, and any
------            -------
successor to such statute.

          "Actions" has the meaning set forth in Section 7.7 hereof.
           -------

          "Additional Funds" has the meaning set forth in Section 4.3.A hereof.
           ----------------

          "Additional General Partner" means a Person who is admitted to the
           --------------------------
Partnership as a General Partner pursuant to Section 4.2 and Section 12.1 hereof and who is shown as such on the books and records of the Partnership.

          "Additional Limited Partner" means a Person who is admitted to the
           --------------------------
Partnership as a Limited Partner pursuant to Section 4.2 and Section 12.2 hereof and who is shown as such on the books and records of the Partnership.

          "Adjusted Available Cash" shall mean, as of any date of determination,
           -----------------------
the sum of Available Cash and REIT Available Cash.

          "Adjusted Capital Account Deficit" means, with respect to any Partner
           --------------------------------
or Investor, the deficit balance, if any, in such Person's Capital Account as of the end of the relevant Partnership Year, after giving effect to the following adjustments:

          (i) decrease such deficit by any amounts that such Person is obligated to restore pursuant to this Agreement or by operation of law upon liquidation of such Partner's Partnership Interest or such Investor's Investor Unit Rights (as the case may be) or that such Person is deemed to be obligated to restore pursuant to the penultimate sentence of each of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5); and

          (ii)   increase such deficit by the items described in Regulations
     Section 1.704-1(b)(2)(ii)(d)(4), (5) and (6).

The foregoing definition of "Adjusted Capital Account Deficit" is intended to comply with the provisions of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

          "Adjustment Factor" means 1.0; provided, however, that in the event
           -----------------             --------  -------
that:

               (i)  WEA (a) declares or pays a dividend on its outstanding
          REIT Shares in REIT Shares or makes a distribution to all holders of its outstanding REIT Shares in REIT Shares, (b) splits or subdivides its outstanding REIT Shares or (c) effects a reverse stock split or otherwise combines its outstanding REIT Shares into a smaller number of REIT Shares, the Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction, (i) the numerator of which shall be the number of REIT

          Shares issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination
          (assum ing for such purposes that such dividend, distribution, split, subdivision, reverse split or combination has occurred as of such time) and (ii) the denominator of which shall be the actual number of REIT Shares (determined without the above assumption) issued and outstanding on the record date for such dividend, distribution, split, subdivision, reverse split or combination;

               (ii) WEA distributes any rights, options or warrants to all holders of its REIT Shares to subscribe for or to purchase or to otherwise acquire REIT Shares (or other securities or rights convertible into, exchangeable for or exercisable for REIT Shares) at a price per share less than the Value of a REIT Share on the record date for such distribution (each a "Distributed Right"), then the
                                              -----------------
          Adjustment Factor shall be adjusted by multiplying the Adjustment Factor previously in effect by a fraction (a) the numerator of which shall be the number of REIT Shares issued and outstanding on the record date plus the maximum number of REIT Shares purchasable under such Distributed Rights and (b) the denominator of which shall be the number of REIT Shares issued and outstanding on the record date plus a fraction (1) the numerator of which is the maximum number of REIT Shares purchasable under such Distributed Rights times the minimum purchase price per REIT Share under such Distributed Rights and (2) the denominator of which is the Value of a REIT Share as of the record date; provided, however, that, if any such Distributed Rights expire
                --------  -------
          or become no longer exercisable, then the Adjustment Factor shall be adjusted, effective retroactive to the date of distribution of the Distributed Rights, to reflect a reduced maximum number of REIT Shares or any change in the minimum purchase price for the purposes of the above fraction; and

               (iii) WEA shall, by dividend or otherwise, distribute to all holders of its REIT Shares evidences of its indebtedness or assets (including securities, but excluding any dividend or distribution referred to in subsection (i) above), which evidences of indebtedness or assets relate to assets not received by the General Partner and/or any Special Limited Partner pursuant to a pro rata distribution by the Partnership, then the Adjustment Factor shall be adjusted to equal the amount determined by multiplying the Adjustment Factor in effect immediately prior to the close of business on the date fixed for determination of shareholders entitled to receive such distribution by a fraction (i) the numerator shall be such Value of a REIT Share on the date fixed for such determination and (ii) the denominator shall be the Value of a REIT Share on the dates fixed for such determination less the then fair market value (as determined by the Managing General Partner, whose determination shall be conclusive) of the portion of the evidences of indebtedness or assets so distributed applicable to one REIT Share.

Any adjustments to the Adjustment Factor shall become effective immediately after such event, retroactive to the record date, if any, for such event, provided, however, that any Limited Partner or Investor may waive, by written
--------  -------
notice to the Managing General Partner, the effect of any adjustment to the Adjustment Factor applicable to the Partnership Common Units held by such Limited Partner or Investor Unit Rights held by such Investor, and, thereafter, such adjustment will not be effective as to such Partnership Common Units or Investor Unit Rights, as applicable. For illustrative purposes, examples of adjustments to the Adjustment Factor are set forth on Exhibit C attached hereto.
                                                      ---------

          "Advisor" means Westfield U.S. Advisory, L.P., a Delaware limited
           -------
partnership, together with its successors and assigns, in its capacity as "Advisor" under the Advisory Agreement.

          "Advisory Agreement" means that certain Advisory Agreement dated as of
           ------------------
July 1, 1996 as now or hereafter amended, restated, modified, supplemented or replaced, by and between WEA and the Advisor.

          "Affiliate" means, with respect to any Person, any Person directly or
           ---------
indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect
                                               -------
to any Person means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agreement" means this First Amended and Restated Agreement of Limited
           ---------
Partner ship of Westfield America Limited Partnership, as now or hereafter amended, restated, modified, supplemented or replaced.

          "Applicable Percentage" has the meaning set forth in Section 16.1.B
           ---------------------
hereof.

          "Appraisal" means, with respect to any assets, the written opinion of
           ---------
an independent third party experienced in the valuation of similar assets, selected by the Managing General Partner in good faith. Such opinion may be in the form of an opinion by such independent third party that the value for such property or asset as set by the Managing General Partner is fair, from a financial point of view, to the Partnership.

          "Assignee" means a Person to whom one or more Partnership Common Units
           --------
have been Transferred in a manner permitted under this Agreement, but who has not become a Substituted Limited Partner, and who has the rights set forth in
Section 11.5 hereof.

          "Available Cash" means, with respect to any period for which such
           --------------
calculation is being made,

          (i)    the sum, without duplication, of:

                    (1) the Partnership's Net Income or Net Loss (as the case may be) for such period,

                    (2) Depreciation and all other noncash charges to the extent deducted in determining Net Income or Net Loss for such period,

                    (3) the amount of any reduction in reserves of the Partnership referred to in clause (ii)(6) below (including, without limitation, reductions resulting because the Managing General Partner determines such amounts are no longer necessary),

                    (4) the excess, if any, of the net cash proceeds from the sale, exchange, disposition, financing or refinancing of Partnership property for such period over the gain (or loss, as the case may be) recognized from such sale, exchange, disposition, financing or refinancing during such period (excluding Terminating Capital Transactions), and

                    (5) all other cash received (including amounts previously accrued as Net Income and amounts of deferred income) or any net amounts borrowed by the Partnership for such period that was not included in determining Net Income or Net Loss for such period;

          (ii)   less the sum, without duplication, of:

                    (1) all principal debt payments made during such period by the Partnership,

                    (2) capital expenditures made by the Partnership during such period,

                    (3) investments in any entity (including loans made thereto) to the extent that such investments are not otherwise described in clause (ii)(1) or clause (ii)(2) above,

                    (4) all other expenditures and payments not deducted in determining Net Income or Net Loss for such period (including amounts paid in respect of expenses previously accrued),

                    (5) any amount included in determining Net Income or Net Loss for such period that was not received by the Partnership during such period,

                    (6) the amount of any increase in reserves (including, without limitation, working capital reserves) established during such period that the Managing General Partner determines are necessary or appropriate in its sole and absolute discretion,

                    (7) any amount distributed or paid in redemption of any Limited Partner Interest or Partnership Units, including, without limitation, any Cash Amount paid, and

                    (8) any amount distributed or paid in redemption of any Investor Unit Right, including, without limitation, any Cash Amount paid.

Notwithstanding the foregoing, Available Cash shall not include (a) any cash received or reductions in reserves, or take into account any disbursements made, or reserves established, after dissolution and the commencement of the liquidation and winding up of the Partnership or (b) any Capital Contributions, whenever received or any payments, expenditures or investments made with such Capital Contributions.

          "Business Day" means any day except a Saturday, Sunday or other day on
           ------------
which commercial banks in New York, New York are authorized or required by law to close.

          "Capital Account" means, a Partner's Capital Account or an Investor's
           ---------------
Capital Account, as the context requires, and "Capital Accounts" shall mean all such Partner's Capital Accounts and Investor's Capital Accounts.

          "Capital Contribution" means, (i) with respect to any Partner, the
           --------------------
amount of money and the initial Gross Asset Value of any Contributed Property that such Partner contributes to the Partnership pursuant to Section 4.1, 4.2, or 4.3 hereof or is deemed to contribute pursuant to Section

4.4 or 4.5 hereof; and (ii) with respect to any Investor, the amount of money and the initial Gross Asset Value of any Contributed Property that such Investor contributes to the Partnership pursuant to Article 13 hereof.

          "Cash Amount" means the lesser of an amount of cash equal to the
           -----------
product of (i) the Value of a REIT Share and (ii) the REIT Shares Amount determined as of the applicable Valuation Date.

          "Certificate" means the Certificate of Limited Partnership of the
           -----------
Partnership filed in the office of the Secretary of State of the State of Delaware, as amended from time to time in accordance with the terms hereof and the Act.

          "Charity" means an entity described in Section 501(c)(3) of the Code
           -------
or any trust all the beneficiaries of which are such entities.

          "Charter" means the Third Restated Articles of Incorporation of WEA
           -------
filed with the Secretary of State of the State of Missouri on May 19, 1997, as amended, supplemented or restated from time to time.

          "Code" means the Internal Revenue Code of 1986, as amended and in
           ----
effect from time to time or any successor statute thereto, as interpreted by the applicable Regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

          "Consent" means the consent to, approval of, or vote in favor of a
           -------
proposed action by a Partner given in accordance with Article 15 hereof.

          "Consent of the Partners" means the Consent of a Majority in Interest
           -----------------------
of the Partners, which Consent shall be obtained prior to the taking of any action for which it is required by this Agreement and, except as otherwise provided in this Agreement, may be given or withheld by a Majority in Interest of the Partners, in their reasonable discretion; provided, that if any such
                                                 --------
action affects only certain classes or series of Partnership Units, "Consent of the Partners" means the Consent of a Majority in Interests of the affected classes or series of Partnership Units.

          "Contributed Property" means each Property or other asset, in such
           --------------------
form as may be permitted by the Act, but excluding cash, contributed or deemed contributed to the Partnership (or deemed contributed by the Partnership to a "new" partnership pursuant to Code Section 708).

          "Controlled Entity" means, as to any Partner or Investor, (a) any
           -----------------
corporation more than fifty percent (50%) of the outstanding voting stock of which is owned by such Partner or

Investor or such Partner's or Investor's Family Members, (b) any trust, whether or not revocable, of which such Partner or Investor or such Partner's or Investor's Family Members are the sole beneficiaries, (c) any partnership of which such Partner or Investor is the managing partner and in which such Partner or Investor or such Partner's or Investor's Family Members hold partnership interests representing at least twenty-five percent (25%) of such partnership's capital and profits and (d) any limited liability company of which such Partner or Investor is the manager and in which such Partner or Investor or such Partner's or Investor's Family Members hold membership interests representing at least twenty-five percent (25%) of such limited liability company's capital and profits.

          "Cut-Off Date" means the fifth (5th) Business Day after the Managing
           ------------
General Partner's receipt of a Notice of Redemption.

          "Debt" means, as to any Person, as of any date of determination, (i)
           ----
all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services; (ii) all amounts owed by such Person to banks or other Persons in respect of reimbursement obligations under letters of credit, surety bonds and other similar instruments guaranteeing payment or other performance of obligations by such Person; (iii) all indebtedness for borrowed money or for the deferred purchase price of property or services secured by any lien on any property owned by such Person, to the extent attributable to such Person's interest in such property, even though such Person has not assumed or become liable for the payment thereof; and (iv) lease obligations of such Person that, in accordance with generally accepted accounting principles, should be capitalized.

          "Declination" has the meaning set forth in Section 16.1.A hereof.
           -----------

          "Depreciation" means, for each Partnership Year or other applicable
           ------------
period, an amount equal to the Federal income tax depreciation, amortization or other cost recovery deduction allowable with respect to an asset for such year or other period, except that if the Gross Asset Value of an asset differs from its adjusted basis for Federal income tax purposes at the beginning of such year or period, Depreciation shall be in an amount that bears the same ratio to such beginning Gross Asset Value as the Federal income tax depreciation, amortization or other cost recovery deduction for such year or other period bears to such beginning adjusted tax basis; provided, however, that if the Federal income tax
                              --------  -------
depreciation, amortization or other cost recovery deduction for such year or period is zero, Depreciation shall be determined with reference to such beginning Gross Asset Value using any reasonable method selected by the Managing General Partner.

          "Developer" means Westfield Corporation, Inc., and its successors and
           ---------
assigns in its capacity as the "Developer" under the Development Agreement.

          "Development Agreement" means that certain Master Development
           ---------------------
Framework Agreement dated as of July 1, 1996 as now or hereafter amended, restated, modified, supplemented or replaced, by and between WEA and the Developer which may provide for development, architectural, design, engineering and other services to be provided to the Partnership.

          "Distributed Right" has the meaning set forth in the definition of
           -----------------
"Adjustment Factor."

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended,
           ------------
and the rules and regulations of the SEC promulgated thereunder.

          "Excluded Property" shall mean those assets listed on Exhibit G
           -----------------                                    ---------
attached hereto, as Exhibit G may, from time to time, be amended by the Managing
                    ---------
General Partner, together with any other asset now or hereafter held directly by WEA or any wholly-owned Subsidiary of WEA (other than the stock of any wholly-owned Subsidiary and interests in the Partnership), in each case to the extent such asset has not theretofore been contributed to the Partnership.

          "Family Members" means, as to a Person that is an individual, such
           --------------
Person's spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters and intervivos or testamentary trusts of which only such Person and his spouse, ancestors, descendants (whether by blood or by adoption), brothers and sisters are beneficiaries.

          "Funding Debt" means any Debt incurred by or on behalf of the General
           ------------
Partner or any Special Limited Partner for the purpose of providing funds to the Partnership.

          "General Partner" means the Managing General Partner and any
           ---------------
Additional General Partner, each in its capacity as a general partner of the Partnership.

          "General Partner Interest" means the Partnership Interest held by the
           ------------------------
General Partner, which Partnership Interest is an interest as a general partner under the Act. A General Partner Interest may be expressed as a number of Partnership Common Units, Partnership Preferred Units or any other Partnership Units.

          "General Partner Loan" has the meaning set forth in Section 4.4.D
           --------------------
hereof.

          "Gross Asset Value" means, with respect to any asset, the asset's
           -----------------
adjusted basis for Federal income tax purposes, except as follows:

          (b) The initial Gross Asset Value of any asset contributed by a Partner or an Investor to the Partnership shall be the gross fair market value of such asset as determined by the

Managing General Partner and agreed to by the contributing Person. The sub-allocation of gross fair market value is indicated on Exhibit D attached hereto,
                                                      ---------
as amended.

          (d) The Gross Asset Values of all Partnership assets immediately prior to the occurrence of any event described in clause (i), clause (ii), clause (iii), clause (iv), clause (v) or clause (vi) hereof shall be adjusted to equal their respective gross fair market values, as determined by the Managing General Partner using such reasonable method of valuation as it may adopt, as of the following times:

          (i) the acquisition of an additional interest in the Partnership (other than in connection with the execution of this Agreement but including, without limitation, acquisitions pursuant to Section 4.2 hereof or contributions or deemed contributions by the General Partner pursuant to
     Section 4.2 hereof) by a new or existing Partner in exchange for more than a de minimis Capital Contribution, if the Managing General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership and/or the Investors;

          (ii) the grant of additional Investor Unit Right(s), including, without limitation, grants pursuant to Section 13.1 hereof, to a new or existing Investor in exchange for more than a de minimis Capital Contribution, if the Managing General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership and/or the Investors;

          (iii) the distribution by the Partnership to a Partner or an Investor of more than a de minimis amount of Partnership property as consideration for an interest in the Partnership or Investor Unit Rights, as the case may be, if the Managing General Partner reasonably determines that such adjustment is necessary or appropriate to reflect the relative economic interests of the Partners in the Partnership and/or the Investors;

          (iv) the liquidation of the Partnership within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g);

          (v) upon the admission of a successor Managing General Partner pursuant to Section 12.1 hereof; and

          (vi) at such other times as the Managing General Partner shall reasonably determine necessary or advisable in order to comply with Regulations Sections 1.704-1(b) and 1.704-2.

                    (c) The Gross Asset Value of any Partnership asset distributed to a Partner or an Investor shall be the gross fair market value of such asset on the date of distribution as determined by the distributee and the Managing General Partner provided that, if the distributee is the Managing General Partner or if the distributee and the Managing General Partner cannot agree on such a determination, such gross fair market value shall be determined by Appraisal.

          (d) The Gross Asset Values of Partnership assets shall be increased (or decreased) to reflect any adjustments to the adjusted basis of such assets pursuant to Code Section 734(b) or Code Section 743(b), but only to the extent that such adjustments are taken into account in determining Capital Accounts pursuant to Regulations Section 1.704-1(b)(2)(iv)(m); provided, however, that
                                                      --------  -------
Gross Asset Values shall not be adjusted pursuant to this subsection (d) to the extent that the Managing General Partner reasonably determines that an adjustment pursuant to subsection (b) above is necessary or appropriate in connection with a transaction that would otherwise result in an adjustment pursuant to this subsection (d).

          (e) If the Gross Asset Value of a Partnership asset has been determined or adjusted pursuant to subsection (a), subsection (b) or subsection
(d) above, such Gross Asset Value shall thereafter be adjusted by the Depreciation taken into account with respect to such asset for purposes of computing Net Income and Net Losses.

          "Holder" means either (a) a Partner or (b) an Assignee owning a
           ------
Partnership Unit, or (c) an Investor.

          "Incapacity" or "Incapacitated" means, (i) as to any Partner or
           ----------      -------------
Investor who is an individual, death, total physical disability or entry by a court of competent jurisdiction adjudicating such Partner or Investor incompetent to manage his or her person or his or her estate; (ii) as to any Partner or Investor that is a corporation or limited liability company, the filing of a certificate of dissolution, or its equivalent, for the corporation or the revocation of its charter; (iii) as to any Partner or Investor that is a partnership, the dissolution and commencement of winding up of the partnership;
(iv) as to any Partner or Investor that is an estate, the distribution by the fiduciary of the estate's entire interest in the Partnership or Investor Unit Rights (as the case may be); (v) as to any trustee of a trust that is a Partner or an Investor, the termination of the trust (but not the substitution of a new trustee); or (vi) as to any Partner or Investor, the bankruptcy of such Partner or Investor. For purposes of this definition, bankruptcy of a Partner or Investor shall be deemed to have occurred when (a) the Partner or Investor commences a voluntary proceeding seeking liquidation, reorganization or other relief of or against such Partner or Investor under any bankruptcy, insolvency or other similar law now or hereafter in effect, (b) the Partner or Investor is adjudged as bankrupt or insolvent, or a final and nonappealable order for relief under any bankruptcy, insolvency or similar law now or hereafter in effect has been entered against the Partner or Investor, (c) the Partner or Investor executes and delivers a general assignment for the benefit of the Partner's or Investor's creditors, (d) the Partner or Investor files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against the Partner or Investor in any proceeding of the nature described in clause

(b) above, (e) the Partner or Investor seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator for the Partner or Investor or for all or any substantial part of the Partner or Investor's properties, (f) any proceeding seeking liquidation, reorganization or other relief under any bankruptcy, insolvency or other similar law now or hereafter in effect has not been dismissed within one hundred twenty (120) days after the commencement thereof, (g) the appointment without the Partner or Investor's consent or acquiescence of a trustee, receiver or liquidator has not been vacated or stayed within ninety (90) days of such appointment, or (h) an appointment referred to in clause (g) above is not vacated within ninety (90) days after the expiration of any such stay.

          "Indemnitee" means (i) any Person made a party to a proceeding by
           ----------
reason of its status as (A) the General Partner or (B) a director of the General Partner or an officer or employee of the Partnership or the General Partner and (ii) such other Persons (including Affiliates of the General Partner or the Partnership) as the Managing General Partner may designate from time to time (whether before or after the event giving rise to potential liability), in its sole and absolute discretion.

          "Investor" means any Person named as an Investor in Exhibit B attached
           --------                                           ---------
hereto, as such Exhibit B may be amended from time to time, in its capacity as a
                ---------
holder of Investor Unit Rights. No Investor shall be a "limited partner" or a "general partner" as such terms are defined in the Act and shall have no rights, powers or obligations as a "partner" as defined in the Act or for any purpose, including for any purpose of this Agreement or otherwise at law or in equity; provided, however that each Investor, in its capacity as an Investor, shall be treated as a partner of the Partnership for the purposes of United States Federal, state and local tax laws and the regulations now or hereafter promulgated thereunder. Except as permitted pursuant to Section 13.10 hereof, no Investor shall be or be admitted as a partner or joint venturer of the Partnership or any Partner of the Partnership for purposes of the Act or for any other purpose other than for purposes of United States Federal, state and local tax laws and the regulations now or hereafter promulgated thereunder.

          "Investor's Capital Account" means, with respect to any Investor, the
           --------------------------
Capital Account maintained by the Managing General Partner for such Investor on the Partnership's books and records in accordance with the following provisions:

          (a) To each Investor's Capital Account, there shall be added such Investor's Capital Contributions, such Investor's distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to Section 6.3 hereof, and the principal amount of any Partnership liabilities assumed by such Investor or that are secured by any property distributed to such Investor.

          (b) From each Investor's Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Investor pursuant to any provision of this Agreement, such Person's distributive share of Net Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section
6.3 hereof, and the principal amount of any liabilities of such Investor assumed by the Partnership or that are secured by any property contributed by such Investor to the Partnership.

          (c) In the event any Investor Unit Right is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Investor's Capital Account of the transferor to the extent that it relates to the Transferred Investor Unit Right.

          (d) In determining the principal amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Code
Section 752(c) and any other applicable provisions of the Code and Regulations.

          (e) The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations. If the Managing General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations, the Managing General Partner may make such modification provided that such modification will not have a material effect on the amounts distributable to any Investor without such Investor's consent. The Managing General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and Investors and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q) and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2; provided, however, that such changes shall not materially reduce amounts
--------  -------
otherwise distributable to the Investors as current cash distributions or as distributions on termination of the Partnership.

          "Investor Unit Right" shall mean an Investor Unit Right that the
           -------------------
Managing General Partner has granted pursuant to this Agreement and includes any and all benefits to which the holder of such an Investor Unit Right may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. The interest of an Investor in its Investor Unit Rights shall be treated as an "interest" in the Partnership for purposes of United States Federal, state and local tax laws and the regulations now or hereafter promulgated thereunder, but shall not constitute a "partnership interest" as such term is defined in the Act.

          "Investor Unit Right Designation" shall have the meaning set forth in
           -------------------------------
Section 13.1 hereof.

          "IRS" means the Internal Revenue Service, which administers the
           ---
internal revenue laws of the United States.

          "Junior Share"  means a share of capital stock of WEA now or hereafter
           ------------
authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are inferior or junior to the REIT Shares.

          "Limited Partner" means the Special Limited Partners and any Person
           ---------------
named as a Limited Partner in Exhibit A attached hereto, as such Exhibit A may
                              ---------                          ---------
be amended from time to time, or any Substituted Limited Partner or Additional Limited Partner, and shown as such in the books and records of the Partnership, in such Person's capacity as a limited partner of the Partnership.

          "Limited Partner Interest" means a Partnership Interest of a Limited
           ------------------------
Partner in the Partnership representing a fractional part of the Partnership Interests of all Limited Partners and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Limited Partner Interest may be expressed as a number of Partnership Common Units, Partnership Preferred Units or other Partnership Units.

          "Liquidating Event" has the meaning set forth in Section 14.1 hereof.
           -----------------

          "Liquidator" has the meaning set forth in Section 14.2.A hereof.
           ----------

          "Majority in Interest of the Partners" means Partners holding more
           ------------------------------------
than fifty percent (50%) of all outstanding Partnership Units entitled to Consent to or withhold Consent from a proposed action; provided that if there is
                                                       --------
one or more Limited Partners that is not an Affiliate of the Managing General Partner, then the Managing General Partner and its Affiliates shall not be entitled to Consent to or withhold Consent from such action.

          "Majority in Interest of the Investors" means Investors holding more
           -------------------------------------
than fifty percent (50%) of all outstanding Investor Unit Rights entitled to consent to or withhold consent from a proposed action; provided that if there is
                                                       --------
one or more Investors that is not an Affiliate of the Managing General Partner, then the Managing General Partner and its Affiliates shall not be entitled to consent to or withhold consent from such action.

          "Management Agreement" shall mean a property management agreement with
           --------------------
respect to the management and operation of any Property entered into between the Partnership (or any Affiliate of the Partnership), as owner, and the Property Manager, any Affiliate of the Property Manager or such other property manager as the Managing General Partner shall engage for the management and operation of the Property, as manager, as such property management agreement may be amended, modified, supplemented or restated, from time to time.

          "Managing General Partner" means Westfield America, Inc. and its
           ------------------------
successors and assigns, as the managing general partner of the Partnership in their capacities as managing general partner of the Partnership.

          "Net Income" or "Net Loss" means, for each Partnership Year of the
           ----------      --------
Partnership, an amount equal to the Partnership's taxable income or loss for such year, determined in accordance with Code Section 703(a) (for this purpose, all items of income, gain, loss or deduction required to be stated separately pursuant to Code Section 703(a)(1) shall be included in taxable income or loss), with the following adjustments:

               (a) Any income of the Partnership that is exempt from Federal income tax and not otherwise taken into account in computing Net Income (or Net
Loss) pursuant to this definition of "Net Income" or "Net Loss" shall be added to (or subtracted from, as the case may be) such taxable income (or loss);

               (b) Any expenditure of the Partnership described in Code Section 705(a)(2)(B) or treated as a Code Section 705(a)(2)(B) expenditure pursuant to Regulations Section 1.704-1(b)(2)(iv)(i), and not otherwise taken into account in computing Net Income (or Net Loss) pursuant to this definition of "Net Income" or "Net Loss," shall be subtracted from (or added to, as the case may be) such taxable income (or loss);

               (c) In the event the Gross Asset Value of any Partnership asset is adjusted pursuant to subsection (b) or subsection (c) of the definition of "Gross Asset Value," the amount of such adjustment shall be taken into account as gain or loss from the disposition of such asset for purposes of computing Net Income or Net Loss;

               (d) Gain or loss resulting from any disposition of property with respect to which gain or loss is recognized for Federal income tax purposes shall be computed by reference to the Gross Asset Value of the property disposed of, notwithstanding that the adjusted tax basis of such property differs from its Gross Asset Value;

               (e) In lieu of the depreciation, amortization and other cost recovery deductions that would otherwise be taken into account in computing such taxable income or loss, there shall be taken into account Depreciation for such Partnership Year;

               (f) To the extent that an adjustment to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required pursuant to

Regulations Section 1.704-1(b)(2)(iv)(m)(4) to be taken into account in determining Capital Accounts as a result of a distribution other than in liquidation of a Partner's interest in the Partnership or of an Investor's interest in its Investor Unit Rights, the amount of such adjustment shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases the basis of the asset) from the disposition of the asset and shall be taken into account for purposes of computing Net Income or Net Loss; and

               (g) Notwithstanding any other provision of this definition of "Net Income" or "Net Loss," any item that is specially allocated pursuant to
Section 6.3 hereof shall not be taken into account in computing Net Income or Net Loss. The amounts of the items of Partnership income, gain, loss or deduction available to be specially allocated pursuant to Section 6.3 hereof shall be determined by applying rules analogous to those set forth in this definition of "Net Income" or "Net Loss."

          "New Securities" means (i) any rights, options, warrants or
           --------------
convertible or exchangeable securities having the right to subscribe for or purchase REIT Shares or Preferred Shares, excluding Junior Shares, Preferred Shares and grants under the Stock Option Plans, or (ii) any Debt issued by WEA that provides any of the rights described in clause (i).

          "Nonrecourse Deductions" has the meaning set forth in Regulations
           ----------------------
Section 1.704-2(b)(1), and the amount of Nonrecourse Deductions for a Partnership Year shall be determined in accordance with the rules of Regulations
Section 1.704-2(c).

          "Nonrecourse Liability" has the meaning set forth in Regulations
           ---------------------
Section 1.752-1(a)(2).

          "Notice of Redemption" means the Notice of Redemption substantially in
           --------------------
the form of Exhibit E attached to this Agreement.
            ---------

          "Optionee" means a Person to whom a stock option is granted under any
           --------
Stock Option Plan.

          "Original Limited Partners" means the Persons listed as the Limited
           -------------------------
Partners on Exhibit A originally attached to this Agreement, without regard to
            ---------
any amendment thereto, and does not include any Assignee or other transferee, including, without limitation, any Substituted Limited Partner succeeding to all or any part of the Partnership Interest of any such Person.

          "Ownership Limit" means the applicable restriction or restrictions on
           ---------------
ownership of shares of WEA imposed under the Charter.

          "Partner" means the General Partner or a Limited Partner, and
           -------
"Partners" means the General Partner and the Limited Partners.
 --------

          "Partner Minimum Gain" means an amount, with respect to each Partner
           --------------------
Nonrecourse Debt, equal to the Partnership Minimum Gain that would result if such Partner Nonrecourse Debt were treated as a Nonrecourse Liability, determined in accordance with Regulations Section 1.704-2(i)(3).

          "Partner Nonrecourse Debt" has the meaning set forth in Regulations
           ------------------------
Section 1.704-2(b)(4).

          "Partner Nonrecourse Deductions" has the meaning set forth in
           ------------------------------
Regulations Section 1.704-2(i)(2), and the amount of Partner Nonrecourse Deductions with respect to a Partner Nonrecourse Debt for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(i)(2).

          "Partner's Capital Account" means, with respect to any Partner, the
           -------------------------
Capital Account maintained by the Managing General Partner for such Partner on the Partnership's books and records in accordance with the following provisions:

               (a) To each Partner's Capital Account, there shall be added such Partner's Capital Contributions, such Partner's distributive share of Net Income and any items in the nature of income or gain that are specially allocated pursuant to Section 6.3 hereof, and the principal amount of any Partnership liabilities assumed by such Partner or that are secured by any property distributed to such Partner.

               (b) From each Partner's Capital Account, there shall be subtracted the amount of cash and the Gross Asset Value of any property distributed to such Partner pursuant to any provision of this Agreement, such Partner's distributive share of Net Losses and any items in the nature of expenses or losses that are specially allocated pursuant to Section 6.3 hereof, and the principal amount of any liabilities of such Partner assumed by the Partnership or that are secured by any property contributed by such Partner to the Partnership.

               (c) In the event any interest in the Partnership is Transferred in accordance with the terms of this Agreement, the transferee shall succeed to the Partner's Capital Account of the transferor to the extent that it relates to the Transferred interest.

               (d) In determining the principal amount of any liability for purposes of subsections (a) and (b) hereof, there shall be taken into account Code Section 752(c) and any other applicable provisions of the Code and Regulations.

               (e) The provisions of this Agreement relating to the maintenance of Capital Accounts are intended to comply with Regulations Sections 1.704-1(b) and 1.704-2, and shall be interpreted and applied in a manner consistent with such Regulations. If the Managing General Partner shall determine that it is prudent to modify the manner in which the Capital Accounts are maintained in order to comply with such Regulations, the Managing General Partner may make such modification provided that such modification will not have a material effect on the amounts distributable to any Partner or Investor without such Person's consent. The Managing General Partner also shall (i) make any adjustments that are necessary or appropriate to maintain equality between the Capital Accounts of the Partners and Investors and the amount of Partnership capital reflected on the Partnership's balance sheet, as computed for book purposes, in accordance with Regulations Section 1.704-1(b)(2)(iv)(q) and (ii) make any appropriate modifications in the event that unanticipated events might otherwise cause this Agreement not to comply with Regulations Section 1.704-1(b) or Section 1.704-2; provided, however, that such changes shall not materially
                    --------  -------
reduce amounts otherwise distributable to the Partner as current cash distributions or as distributions on termination of the Partnership.

          "Partnership" means the limited partnership formed and continued under
           -----------
the Act and pursuant to this Agreement, and any successor thereto.

          "Partnership Common Unit" means a fractional share of the Partnership
           -----------------------
Interests of all Partners issued pursuant to Sections 4.1 and 4.2 hereof, but does not include any Partnership Preferred Unit or any other Partnership Unit specified in a Partnership Unit Designation as being other than a Partnership Common Unit; provided, however, that the General Partner Interest and the
             --------  -------
Limited Partner Interests shall have the differences in rights and privileges as specified in this Agreement.

          "Partnership Employee" means an employee of the Partnership or an
           --------------------
employee of a Subsidiary of the Partnership, if any.

          "Partnership Interest" means an ownership interest in the Partnership
           --------------------
held by either a Limited Partner or the General Partner and includes any and all benefits to which the holder of such a Partnership Interest may be entitled as provided in this Agreement, together with all obligations of such Person to comply with the terms and provisions of this Agreement. A Partnership Interest may be expressed as a number of Partnership Common Units, Partnership Preferred Units or other Partnership Units and shall be evidenced by a Partnership Unit Certificate.

          "Partnership Junior Unit" means a fractional share of the Partnership
           -----------------------
Interests that the Managing General Partner has authorized pursuant to Section
4.1 or Section 4.2 or Section 4.3 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are inferior or junior to the Partnership Common Units.

          "Partnership Minimum Gain" has the meaning set forth in Regulations
           ------------------------
Section 1.704-2(b)(2), and the amount of Partnership Minimum Gain, as well as any net increase or decrease in Partnership Minimum Gain, for a Partnership Year shall be determined in accordance with the rules of Regulations Section 1.704-2(d).

          "Partnership Preferred Unit" means a fractional share of the
           --------------------------
Partnership Interests that the Managing General Partner has authorized pursuant to Section 4.1 or Section 4.2 or Section 4.3 hereof that has distribution rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the Partnership Common Units.

          "Partnership Record Date" means the record date established by the
           -----------------------
Managing General Partner for the distribution of Available Cash pursuant to
Section 5.1 hereof, which record date shall generally be the same as the record date established by WEA for a distribution to its shareholders of some or all of its portion of such distribution.

          "Partnership Unit" shall mean a Partnership Common Unit, a Partnership
           ----------------
Preferred Unit, a Partnership Junior Unit or any other fractional share of the Partnership Interests that the Managing General Partner has authorized pursuant to Section 4.1 or Section 4.2 or Section 4.3 hereof. The ownership of Partnership Units shall be evidenced by Partnership Unit Certificates.

          "Partnership Unit Certificate" means a certificate for Partnership
           ----------------------------
Common Units in the form attached hereto as Exhibit F or such other certificate
                                            ---------
issued by the Partnership to evidence a Partnership Unit.

          "Partnership Unit Designation" shall have the meaning set forth in
           ----------------------------
Section 4.2 hereof.

          "Partnership Year" means the fiscal year of the Partnership, which
           ----------------
shall be the calendar year.

          "Percentage Interest" means, as to each Partner and each Investor, its
           -------------------
interest in the Partnership Units or Investor Unit Rights, as applicable, as determined by dividing the Partnership Units or Investor Unit Rights owned by such Partner or Investor by the aggregate number of Partnership Units and Investor Unit Rights then outstanding.

          "Permitted Transfer" has the meaning set forth in Section 11.3.A
           ------------------
hereof.

          "Permitted Investor Rights Transfer" has the meaning set forth in
           ----------------------------------
Section 13.7.A hereof.

          "Person" means an individual or a corporation, partnership, trust,
           ------
unincorporated organization, association, limited liability company or other entity.

          "Pledge" has the meaning set forth in Section 11.3.A hereof.
           ------

          "Preferred Share" means a share of capital stock of WEA now or
           ---------------
hereafter authorized or reclassified that has dividend rights, or rights upon liquidation, winding up and dissolution, that are superior or prior to the REIT Shares.

          "Property Manager" means Westfield Management Company, or another
           ----------------
affiliate of WEA's shareholders and their respective successors and assigns in their capacity as "Manager" under any Property Management Agreement.

          "Properties" means any assets and property of the Partnership such as,
           ----------
but not limited to, interests in real property and personal property, including, without limitation, fee interests, interests in ground leases, interests in limited liability companies, joint ventures or partnerships, interests in mortgages, and Debt instruments as the Partnership may hold from time to time and "Property" shall mean any one such asset or property.
     --------

          "Qualified Transferee" means an "accredited investor" as defined in
           --------------------
Rule 501 promulgated under the Securities Act.

          "Qualifying Party" means (I) (a) an Original Limited Partner, (b) an
           ----------------
Additional Limited Partner or an Assignee, (c) an Investor or a transferee of Investor Rights Units in a Permitted Transfer or pursuant to a Permitted Investor Rights Transfer, (d) a Family Member, or a lending institution as the pledgee of a Pledge, who is the transferee in a Permitted Transfer or (e) with respect to any Notice of Redemption delivered to the Managing General Partner within the time period set forth in (X) Section 11.3.A(4) hereof, a Substituted Limited Partner succeeding to all or part of the Limited Partner Interest of (i) an Original Limited Partner, (ii) an Additional Limited Partner, or (iii) a Family Member, or a lending institution who is the pledgee of a Pledge, who is the transferee in a Permitted Transfer, or (Y) Section 13.7.A(4) hereof, a transferee of Investor Rights Units in a Permitted Transfer or pursuant to a Permitted Investor Rights Transfer.

          "Redemption" has the meaning set forth in Section 16.1.A hereof.
           ----------

          "Regulations" means the applicable income tax regulations under the
           -----------
Code, whether such regulations are in proposed, temporary or final form, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

          "Regulatory Allocations" has the meaning set forth in Section
           ----------------------
6.3.B(viii) hereof.

          "REIT" means a real estate investment trust qualifying under Code
           ----
Section 856.

          "REIT Available Cash" shall mean, as of any date of determination, all
           -------------------
amounts which would be available for distribution to the holders of REIT Shares (calculated in a manner substantially similar to the manner in which the Partnership calculates Available Cash and without regard to any distributions from the Partnership to be made, or which have been made, to the Managing General Partner and any Special Limited Partners hereunder and without regard to any restriction on distribution imposed on the Managing General Partner by any third party).

          "REIT Partner" means (a) a Partner, including, without limitation, the
           ------------
Managing General Partner, that is, or has made an election to qualify as, a REIT, (b) any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) of any Partner that is, or has made an election to qualify as, a REIT and (c) any Partner, including, without limitation, any Special Limited Partner, that is a "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) of a REIT.

          "REIT Payment" has the meaning set forth in Section 16.12 hereof.
           ------------

          "REIT Requirements" has the meaning set forth in Section 5.1 hereof.
           -----------------

          "REIT Share" means a share of WEA's Class B-1 Common Shares, par value
           ----------
$.01 per share, Class B-2 Common Shares, par value $.01 per share, and Class B-3 Common Shares, par value $.01 per share. Where relevant in this Agreement,

"REIT Shares" includes shares of WEA's Common Shares, par value $.01 per share,
------------
issued upon conversion of Preferred Shares or Junior Shares.

          "REIT Shares Amount" means a number of REIT Shares equal to the
           ------------------
product of (a) the number of Tendered Units and (b) the Adjustment Factor; provided, however, that, in the event that WEA issues to all holders of REIT
-----------------
Shares as of a certain record date rights, options, warrants or convertible or exchangeable securities entitling WEA's shareholders to subscribe for or purchase REIT Shares, or any other securities or property (collectively, the "Rights"), with the record date for such Rights issuance falling within the
-------
period starting on the date of the Notice of Redemption and ending on the day immediately preceding the Specified Redemption Date, which Rights will not be distributed before the relevant Specified Redemption Date, then the REIT Shares Amount shall also include such Rights that a holder of that number of REIT Shares would be entitled to receive, expressed, where relevant hereunder, in a number of REIT Shares determined by WEA in good faith.

          "Related Party" means, with respect to any Person, any other Person
           -------------
whose ownership of shares of WEA's capital stock would be attributed to the first such Person under Code Section 544 (as modified by Code Section 856(h)(1)(B)).

          "Rights" has the meaning set forth in the definition of "REIT Shares
           ------
Amount."

          "SEC" means the Securities and Exchange Commission.
           ---

          "Securities Act" means the Securities Act of 1933, as amended, and the
           --------------
rules and regulations of the SEC promulgated thereunder.

          "Special Limited Partners" means Limited Partners that are Affiliates
           ------------------------
of WEA, each of which shall be designated as a "Special Limited Partner" on Exhibit A attached hereto, as amended from time to time, and shown as such in
---------
the books and records of the Partnership.

          "Special Redemption" has the meaning set forth in Section 16.1.A
           ------------------
hereof.

          "Specified Partnership Common Unit Amount" shall mean, (i) with
           ----------------------------------------
respect to each Excluded Property that is listed on Exhibit G as of the date hereof, the number of Partnership Common Units set forth opposite such Excluded Property on Exhibit G, and (ii) with respect to each Excluded Property that is added to Exhibit G from and after the date hereof, the amount of Partnership Common Units which would have been issued to WEA, pursuant to Section 4.3.B and
4.2 hereof, if WEA had contributed such Excluded Property on the later to occur of (A) the date of issuance of any Partnership Common Unit or grant of any Investor Unit Right to any Person that is not an Affiliate of WEA and (B) the date that such asset was acquired by WEA or a wholly-owned Subsidiary of WEA, in exchange for Partnership Common Units equal in value to the fair market value of such Excluded Property as of such date.

          "Specified Redemption Date" means the tenth (10th) Business Day after
           -------------------------
the receipt by the Managing General Partner of a Notice of Redemption; provided,
                                                                       --------
however, that no Specified Redemption Date shall occur during the first Twelve-
-------
Month Period (except pursuant to a Special Redemption).

          "Stock Option Plans" means any stock option plan now or hereafter
           ------------------
adopted by the Partnership or the Managing General Partner.

          "Subsidiary" means, with respect to any Person, any corporation or
           ----------
other entity of which a majority of (i) the voting power of the voting equity securities or (ii) the outstanding equity interests is owned, directly or indirectly, by such Person; provided, however, that, with respect to the
                            -----------------
Partnership, "Subsidiary" means solely a partnership or limited liability
              ----------
company (taxed, for Federal income tax purposes, as a partnership and not as an association or publicly traded partnership taxable as a corporation, including without limitation single member limited liability companies) of which the Partnership is a member unless the Managing General Partner has received an unqualified opinion from independent counsel of recognized standing, or a ruling from the IRS, that the ownership of shares of stock of a corporation or other entity will not jeopardize WEA's status as a REIT or any Special Limited Partner's status as a "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)), in which event the term "Subsidiary" shall include the corporation or other entity which is the
      ----------
subject of such opinion or ruling.

          "Substituted Limited Partner" means a Person who is admitted as a
           ---------------------------
Limited Partner to the Partnership pursuant to Section 11.4 hereof.

          "Tax Items" has the meaning set forth in Section 6.4.A hereof.
           ---------

          "Tendered Units" has the meaning set forth in Section 16.1.A hereof.
           --------------

          "Tendering Party" has the meaning set forth in Section 16.1.A hereof.
           ---------------

          "Terminating Capital Transaction" means any sale or other disposition
           -------------------------------
of all or substantially all of the assets of the Partnership or a related series of transactions that, taken together, result in the sale or other disposition of all or substantially all of the assets of the Partnership.

          "Transfer" means any sale, assignment, bequest, conveyance, devise,
           --------
gift (outright or in trust), Pledge, encumbrance, hypothecation, mortgage, exchange, transfer or other disposition or act of alienation, whether voluntary or involuntary or by operation of law; provided, however, that when the term is
                                       -----------------
used in Article 11 and Section 13.7  hereof, "Transfer" does not include (a) any
                                              --------
Redemption of Partnership Common Units or Investor Unit Rights by the Partnership, or acquisition of Tendered Units by WEA, pursuant to Section 16.1 hereof or (b) any redemption of Partnership Units pursuant to any Partnership Unit Designation or of Investor Unit Rights pursuant to any Investor Unit Right Designation or (c) any termination of Investor Unit Rights pursuant to Section
13.10. The terms "Transferred" and "Transferring" have correlative meanings.

          "Twelve-Month Period" means (a) as to an Original Limited Partner or
           -------------------
any successor-in-interest that is a Qualifying Party, a twelve-month period ending on the day before the first (1st) anniversary of the date of this Agreement or on the day before a subsequent anniversary thereof and (b) as to any other Qualifying Party, a twelve-month period ending on the day before the first (1st) anniversary of such Qualifying Party's first becoming a Holder of Partnership Common Units or Investor Unit Rights, as applicable, or on the day before a subsequent anniversary thereof; provided, however, that the Managing
                                         --------  -------
General Partner may, in its sole and absolute discretion, by written agreement with a Qualifying Party, shorten or lengthen the first Twelve-Month Period to a period of shorter or longer than twelve (12) months with respect to a Qualifying Party other than an Original Limited Partner or successor-in-interest.

          "Valuation Date" means the date of receipt by the Managing General
           --------------
Partner of a Notice of Redemption or, if such date is not a Business Day, the immediately preceding Business Day.

          "Value" means, on any Valuation Date with respect to a REIT Share, the
           -----
average of the daily market prices for ten (10) consecutive trading days immediately preceding the Valuation Date (except that, as provided in Section 4.4.C. hereof, the market price for the trading day immediately preceding the date of exercise of a stock option under the Stock Option Plans shall be substituted for such average of daily market prices for purposes of Section 4.4 hereof). The market price for any such trading day shall be:

          (i) if the REIT Shares are listed or admitted to trading on any securities exchange or The NASDAQ Stock Market's National Market System, the closing price, regular way, on such day, or if no such sale takes place on such day, the average of the closing bid and asked prices on such day, in either case as reported in the principal consolidated transaction reporting system,

          (ii) if the REIT Shares are not listed or admitted to trading on any securities exchange or The NASDAQ Stock Market's National Market System, the last reported sale price on such day or, if no sale takes place on such day, the average of the closing bid and asked prices on such day, as reported by a reliable quotation source designated by the Managing General Partner, or

          (iii) if the REIT Shares are not listed or admitted to trading on any securities exchange or The NASDAQ Stock Market's National Market System and no such last reported sale price or closing bid and asked prices are available, the average of the reported high bid and low asked prices on such day, as reported by a reliable quotation source designated by the Managing General Partner, or if there shall be no bid and asked prices on such day, the average of the high bid and low asked prices, as so reported, on the most recent day (not more than ten (10) days prior to the date in question) for which prices have been so reported;

provided, however, that, if there are no bid and asked prices reported during
--------  -------
the ten (10) days prior to the date in question, the Value of the REIT Shares shall be determined by the Managing General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate. In the event that the REIT Shares Amount includes Rights (as defined in the definition of "REIT Shares Amount") that a holder of REIT Shares would be entitled to receive, then the Value of such Rights shall be determined by the Managing General Partner acting in good faith on the basis of such quotations and other information as it considers, in its reasonable judgment, appropriate.

          "WEA" means Westfield America, Inc., a Missouri corporation.
           ---


                                   ARTICLE 2
                            ORGANIZATIONAL MATTERS

          Section 2.1    Formation.  The Partnership is a limited partnership
                         ---------
heretofore formed and continued pursuant to the provisions of the Act and upon the terms and subject to the conditions set forth in this Agreement. Except as expressly provided herein to the contrary, the rights and obligations of the Partners and the administration and termination of the Partnership shall be governed by the Act. The Partnership Interest of each Partner shall be personal property for all purposes.

          Section 2.2    Name.  The name of the Partnership is "Westfield
                         ----
America Limited Partnership." The Partnership's business may be conducted under any other name or names deemed advisable by the Managing General Partner, including the name of the Managing General Partner or any Affiliate thereof.
The words "Limited Partnership," "L.P.," "Ltd." or similar words or letters shall be included in the Partnership's name where necessary for the purposes of complying with the laws of any jurisdiction that so requires. The Managing General Partner in its sole and absolute discretion may change the name of the Partnership at any time and from time to time and shall notify the Partners of such change in the next regular communication to the Partners.

          Section 2.3    Registered Office and Agent; Principal Office.  The
                         ---------------------------------------------
address of the registered office of the Partnership in the State of Delaware is located at Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801 and the registered agent for service of process on the Partnership in the State of Delaware at such registered office is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. The principal office of the Partnership is located at 11601 Wilshire Boulevard, Los Angeles, California 90025 or such other place as the Managing General Partner may from time to time designate by notice to the Limited Partners and the Investors. The Partnership may maintain offices at such other place or places within or outside the State of Delaware as the Managing General Partner deems advisable.

          Section 2.4    Power of Attorney.
                         -----------------

          A. Each Limited Partner and Assignee hereby irrevocably constitutes and appoints the Managing General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

          (1) execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (a) all certificates, documents and other instruments (including, without limitation, this Agreement and the Certificate and all amendments, supplements or restatements thereof) that the Managing General Partner or the Liquidator deems appropriate or necessary to form, qualify or continue the existence or qualification of the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and in all other jurisdictions in which the Partnership may conduct business or own property; (b) all instruments that the Managing General Partner or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (c) all conveyances and other instruments or documents that the Managing General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (d) all conveyances and other instruments or documents that the Managing General Partner or the Liquidator deems appropriate or necessary to reflect the distribution or exchange of assets of the Partnership pursuant to the terms of this Agreement; (e) all instruments relating to the admission, acceptance, withdrawal, removal or substitution of any Partner or Investor pursuant to the terms of this Agreement or the Capital Contribution of any Partner or any Investor; and (f) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to Partnership Interests; and

          (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the Managing General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Partners hereunder or is consistent with the terms of this Agreement.

Nothing contained herein shall be construed as authorizing the Managing General Partner or any Liquidator to amend this Agreement except in accordance with
Article 16 hereof or as may be otherwise expressly provided for in this Agreement.

          B. The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Limited Partners and Assignees will be relying upon the power of the Managing General Partner or the Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Limited Partner or Assignee and the Transfer of all or any portion of such Person's Partnership Units or Partnership Interest (as the case may be) and shall extend to such Person's heirs, successors, assigns and personal representatives. Each such Limited Partner and Assignee hereby agrees to be bound by any representation made by the Managing General Partner or the Liquidator, acting in good faith pursuant to such power of attorney; and each such Limited Partner and Assignee hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the Managing General Partner or the Liquidator, taken in good faith under such power of attorney. Each Limited Partner and Assignee shall execute and deliver to the Managing General Partner or the Liquidator, within fifteen (15) days after receipt of the Managing General Partner's or the Liquidator's request therefor, such further designation, powers of attorney and other instruments as the Managing General Partner or the Liquidator (as the case may be) deems necessary to effectuate this Agreement and the purposes of the Partnership. Notwithstanding anything else set forth in this Section 2.4.B, no Limited Partner shall incur any personal liability for any action of the Managing General Partner or the Liquidator taken under such power of attorney.

          Section 2.5    Term.  The term of the Partnership commenced on October
                         ----
27, 1997, the date that the original Certificate was filed in the office of the Secretary of State of Delaware in accordance with the Act, and shall continue until December 31, 2097 unless the Partnership is dissolved sooner pursuant to the provisions of Article 14 hereof or as otherwise provided by law.


                                   ARTICLE 3
                                    PURPOSE

          Section 3.1    Purpose and Business.  The purpose and nature of the
                         --------------------
Partnership is to conduct any business, enterprise or activity permitted by or under the Act, including, but not limited to, (i) to conduct the business of ownership, construction, reconstruction, development, redevelopment, alteration, improvement, maintenance, operation, sale, leasing, transfer, encumbrance, conveyance and exchange of the Properties, (ii) to enter into any partnership, joint venture, business trust arrangement, limited liability company or other similar arrangement to engage in any business permitted by or under the Act, or to own interests in any entity engaged in any business permitted by or under the Act, (iii) to conduct the business of providing property and asset management and brokerage services, whether directly or through one or more partnerships, joint ventures, Subsidiaries, business trusts, limited liability companies or similar arrangements, and (iv) to do anything necessary or incidental to the foregoing; provided, however, that such business and arrangements and interests
           --------  -------
may be limited to and conducted in such a manner (a) as to permit WEA, in the sole and absolute discretion of WEA, at all times to be classified as a REIT and
(b) as will comply in all material respects with the covenants, conditions and restrictions now or hereafter placed upon or adopted by WEA pursuant to any agreement of WEA or applicable laws and regulations. The Partnership shall have all powers necessary or desirable to accomplish the purposes enumerated. In connection with the foregoing, the Partnership shall have full power and authority to enter into, perform and carry out contracts of any kind, to borrow and lend money and to issue evidence of indebtedness, whether or not secured by mortgage, deed of trust, pledge or other lien and, directly or indirectly, to acquire and construct additional Properties necessary, useful or desirable in connection with its business.

          Section 3.2    Powers.
                         ------

          A. The Partnership shall be empowered to do any and all acts and things necessary, appropriate, proper, advisable, incidental to or convenient for the furtherance and accomplishment of the purposes and business described herein and for the protection and benefit of the Partnership.

          B. Notwithstanding any other provision in this Agreement, the General Partner may cause the Partnership not to take, or to refrain from taking, any action that, in the judgment of the Managing General Partner, in its sole and absolute discretion, (i) could adversely affect the ability of WEA to continue to qualify as a REIT, (ii) could subject WEA to any additional taxes under Code Section 857 or Code Section 4981 or any other related or successor provision under the Code, (iii) could violate any law or regulation of any governmental body or agency having jurisdiction over WEA, its securities or the Partnership or (iv) could violate in any material respects any of the covenants, conditions or restrictions now or hereafter placed upon or adopted by WEA pursuant to any agreement of WEA or applicable laws and regulations, unless, in any such case, such action (or inaction) under clause (i), clause (ii), clause
(iii) or clause (iv) above shall have been specifically consented to by WEA in writing.

          Section 3.3    Partnership Only for Purposes Specified.  The
                         ---------------------------------------
Partnership shall be a limited partnership only for the purposes specified in
Section 3.1 hereof, and this Agreement shall not be deemed to create a company, venture or partnership between or among the Partners or any other Persons with respect to any activities whatsoever other than the activities within the purposes of the Partnership as specified in Section 3.1 hereof. Except as otherwise provided in this Agreement, no Partner shall have any authority to act for, bind, commit or assume any obligation or responsibility on behalf of the Partnership, its properties or any other Partner. No Partner, in its capacity as a Partner under this Agreement, shall be responsible or liable for any indebtedness or obligation of another Partner, nor shall the Partnership be responsible or liable for any indebtedness or obligation of any Partner, incurred either before or after the execution and delivery of this Agreement by such Partner, except as to those responsibilities, liabilities, indebtedness or obligations incurred pursuant to and as limited by the terms of this Agreement and the Act.

          Section 3.4    Representations and Warranties by the Partners.
                         ----------------------------------------------

          A. Each Partner that is an individual (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) represents and warrants to, and covenants with, each other Partner and each Investor that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Partner will not result in a breach or violation of, or a default under, any material agreement by which such Partner or any of such Partner's property is bound, or any statute, regulation, order or other law to which such Partner is subject,
(ii) such Partner is neither a "foreign person" within the meaning of Code
Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e), (iii) such Partner does not, and for so long as it is Partner will not, own, directly or indirectly, (a) five percent (5%) or more of the total combined voting power of all classes of stock entitled to vote, or five percent (5%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either (I) WEA, any Special Limited Partner or any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA, (II) the Partnership or (III) any partnership, venture or limited liability company of which WEA, the General Partner, any Special Limited Partner, any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA or the Partnership is a member or (b) an interest of five percent (5%) or more in the assets or net profits of any tenant of either (I) WEA, any Special Limited Partner or any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA, (II) the Partnership or (III) any partnership, venture, or limited liability company of which WEA, any Special Limited Partner, any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA or the Partnership is a member and (iv) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding the foregoing, each Partner may exceed any of the five percent limits (5%) set forth in clause (iii) of the immediately preceding sentence; provided that the Partner obtains the
                                       --------
written consent of the Managing General Partner prior to exceeding any such limits, which consent the Managing General Partner may give or withhold in its sole and absolute discretion; provided, further, that in no event shall the
                              --------  -------
Partner own, directly or indirectly, more than ten percent (10%) of the stock described in clause (iii) (a) of the immediately preceding sentence or more than ten percent (10%) of the assets described in clause (iii) (b) of the immediately preceding sentence.

          B. Each Partner that is not an individual (including, without limitation, each Additional Limited Partner or Substituted Limited Partner as a condition to becoming an Additional Limited Partner or a Substituted Limited Partner) represents and warrants to, and covenants with, each other Partner and each Investor that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including, without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or shareholder(s) (as the case may be) as required,
(ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, charter or bylaws (as the case may be) any material agreement by which such Partner or any of such Partner's properties or any of its partners, members, beneficiaries, trustees or shareholders (as the case may be) is or are bound, or any statute, regulation, order or other law to which such Partner or any of its partners, members, trustees, beneficiaries or shareholders (as the case may be) is or are subject, (iii) such Partner is neither a "foreign person" within the meaning of Code Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e), (iv) such Partner does not, and for so long as it is a Partner will not, own, directly or indirectly, (a) five percent (5%) or more of the total combined voting power of all classes of stock entitled to vote, or five percent (5%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either
(I) WEA, any Special Limited Partner or any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA, (II) the Partnership or (III) any partnership, venture or limited liability company of which WEA, any Special Limited Partner, any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA or the Partnership is a member or
(b) an interest of five percent (5%) or more in the assets or net profits of any tenant of either (I) WEA, any Special Limited Partner, or any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA,
(II) the Partnership or (III) any partnership, venture or limited liability company for which WEA, any Special Limited Partner, any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA or the Partnership is a member and (v) this Agreement is binding upon, and enforceable against, such Partner in accordance with its terms. Notwithstanding the foregoing, each Partner may exceed any of the five percent limits (5%) set forth in clause (iv) of the immediately preceding sentence; provided that the
                                                            --------
Partner obtains the written consent of the Managing General Partner prior to exceeding any such limits, which consent the Managing General Partner may give or withhold in its sole and absolute discretion; provided, further, that in no
                                                 --------  -------
event shall the Partner own, directly or indirectly, more than ten percent (10%) of the stock described in clause (iv) (a) of the immediately preceding sentence or more than ten percent (10%) of the assets described in clause (iv) (b) of the immediately preceding sentence.

          C. Each Partner (including, without limitation, each Substituted Limited Partner as a condition to becoming a Substituted Limited Partner) represents, warrants and agrees that it has acquired and continues to hold its interest in the Partnership for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such interest or any part thereof at any particular time or under any predetermined circumstances. Each Partner further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

          D. The representations and warranties contained in Sections 3.4.A, 3.4.B and 3.4.C hereof shall survive the execution and delivery of this Agreement by each Partner (and, in the case of an Additional Limited Partner or a Substituted Limited Partner, the admission of such Additional Limited Partner or Substituted Limited Partner as a Limited Partner in the Partnership) and the dissolution, liquidation and termination of the Partnership.

          E. Each Partner (including, without limitation, each Substituted Limited Partner as a condition to becoming a Substituted Limited Partner) hereby acknowledges that no representa tions as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Partner shall not constitute any representation or warranty of any kind or nature, express or implied.


                                   ARTICLE 4
                             CAPITAL CONTRIBUTIONS

          Section 4.1    Capital Contributions of the Partners.  The Partners
                         -------------------------------------
have heretofore made Capital Contributions to the Partnership. Each Partner owns Partnership Units in the amount set forth for such Partner on Exhibit A, as
                                                                   ---------
the same may be amended from time to time by the Managing General Partner to the extent necessary to reflect accurately sales, exchanges or other Transfers, redemptions, Capital Contributions, the issuance of additional Partnership Units, or similar events having an effect on a Partner's ownership of Partnership Units. Except as provided by law or in Section 4.2, 4.3, or 10.4 hereof, the Partners shall have no obligation or, except with the prior written consent of the Managing General Partner, right to make any additional Capital Contributions or loans to the Partnership.

          Section 4.2    Issuances of Additional Partnership Interests.
                         ---------------------------------------------

          A.   General.  The Managing General Partner is hereby authorized to
               -------
cause the Partnership to issue additional Partnership Interests, in the form of Partnership Units, for any Partnership purpose, at any time or from time to time, to the Partners (including the General Partner and any Special Limited Partner) or to other Persons, and to admit such Persons as Additional Limited Partners or as General Partners, for such consideration and on such terms and conditions as shall be established by the Managing General Partner in its sole and absolute discretion, all without the approval of any Limited Partner or any other Person. Without limiting the foregoing, the Managing General Partner is expressly authorized to cause the Partnership to issue Partnership Units (i) upon the conversion, redemption or exchange of any Debt, Partnership Units, Investor Unit Rights, or other securities issued by the Partnership, (ii) for less than fair market value, so long as the Managing General Partner concludes in good faith that such issuance is in the best interests of the Managing General Partner and the Partnership, and (iii) in connection with any merger of any other Person into the Partnership if the applicable merger agreement provides that Persons are to receive Partnership Units in exchange for their interests in the Person merging into the Partnership. Any additional Partnership Interests may be issued in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties (including, without limitation, rights, powers and duties that may be senior or otherwise entitled to preference over existing Partnership Units or Investor Unit Rights) as shall be determined by the Managing General Partner, in its sole and absolute discretion without the approval of any Limited Partner or any other Person, and set forth in a written document thereafter attached to and made an exhibit to this Agreement, which exhibit shall be an amendment to this Agreement and shall be incorporated herein by this reference (each, a "Partnership Unit
                                                   ----------------
Designation"), including, in the event of the admission of an Additional General Partner, such rights, duties and obligations for such General Partner hereunder as the Managing General Partner shall assign, delegate or permit such Additional General Partner to exercise hereunder, in the sole and absolute discretion of the Managing General Partner, without the approval of any Limited Partner or any other Person. Without limiting the generality of the foregoing, the Managing General Partner shall have authority to specify (a) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Partnership Interests; (b) the right of each such class or series of Partnership Interests to share (on a pari passu, junior or preferred basis) in Partner ship distributions; (c) the rights of each such class or series of Partnership Interests upon dissolution and liquidation of the Partnership; (d) the voting rights, if any, of each such class or series of Partnership Interests; and (e) the conversion, redemption or exchange rights applicable to each such class or series of Partnership Interests. Upon the issuance of any additional Partnership Interest, the Managing General Partner shall issue a Partnership Unit Certificate evidencing such Partnership Interest and shall amend Exhibit A and the books and records of the Partnership as appropriate to
      ---------
reflect such issuance. As of the date hereof, the Partnership has established and issued Series A Partnership Preferred Units and Series B Partnership Preferred Units, each as set forth in the respective Partnership Unit Designations attached hereto as Exhibit H, which exhibit is incorporated herein
                                ---------
by this reference.

          B.   Issuances to the General Partner or Special Limited Partners.  No
               ------------------------------------------------------------
additional Partnership Units shall be issued to the General Partner or any Special Limited Partner unless (i) the additional Partnership Units are issued to all Partners in proportion to their respective Percentage Interests, (ii) (a) the additional Partnership Units are (x) Partnership Common Units issued in connection with an issuance of REIT Shares, or (y) Partnership Units (other than Partnership Common Units) issued in connection with an issuance of Preferred Shares, New Securities or other interests in WEA (other than REIT Shares), which Preferred Shares, New Securities or other interests have designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of the additional Partnership Units issued to the General Partner or such Special Limited Partner, and (b) the General Partner or such Special Limited Partner (as the case may be) contributes to the Partnership the cash proceeds or other consideration received in connection with the issuance of such REIT Shares, Preferred Shares, New Securities or other interests in WEA, (iii) the additional Partnership Units are issued upon the conversion, redemption or exchange of Debt, Partnership Units, Investor Unit Rights, or other securities issued by the Partnership, or (iv) the additional Partnership Units are issued pursuant to Section 4.3.B, Section 4.3.F, Section 4.4, Section 4.5 or Section 4.10.

          C.   No Preemptive Rights.  No Person, including, without limitation,
               --------------------
any Partner or Assignee, shall have any preemptive, preferential, participation or similar right or rights to subscribe for or acquire any Partnership Interest.

          Section 4.3    Additional Funds and Capital Contributions.
                         ------------------------------------------

          A.   General.  The Managing General Partner may, at any time and from
               -------
time to time, determine that the Partnership requires additional funds

("Additional Funds") for the acquisition or development of additional
  ----------------
Properties, for the redemption of Partnership Units or Investor Unit Rights or for such other purposes as the Managing General Partner may determine, in its sole and absolute discretion. Additional Funds may be obtained by the Partnership, at the election of the Managing General Partner, in any manner provided in, and in accordance with, the terms of this Section 4.3 without the approval of any Limited Partner or any other Person.

          B.   Additional Capital Contributions.  The Managing General Partner,
               --------------------------------
on behalf of the Partnership, may obtain any Additional Funds by accepting Capital Contributions from any Partners or other Persons (other than Investors). In connection with any such Capital Contribution (of cash or property), the Managing General Partner is hereby authorized to cause the Partnership from time to time to issue additional Partnership Units (as set forth in Section 4.2 above) (and shall issue additional Partnership Unit Certificates evidencing such issuance) in consideration therefor and the Percentage Interests of the General Partner, the Limited Partners (including the Special Limited Partners) and the Investors shall be adjusted to reflect the issuance of such additional Partnership Units.

          C.   Capital Contributions by Investors.  The Managing General
               ----------------------------------
Partner, on behalf of the Partnership, may obtain any Additional Funds by accepting Capital Contributions from any Investors or other Persons (other than Partners). In connection with any such Capital Contribution (of cash or property), the Managing General Partner is hereby authorized to cause the Partnership from time to time to grant additional Investor Unit Rights (as set forth in Section 13.1 below) in consideration therefor and the Percentage Interests of the General Partner, the Limited Partners (including the Special Limited Partners) and the Investors shall be adjusted to reflect the grant of such additional Investor Unit Rights. The Investors shall have no obligation or, except with the prior consent of the Managing General Partner, right to make any additional Capital Contributions or loans to the Partnership.

          D.   Loans by Third Parties.  The Managing General Partner, on behalf
               ----------------------
of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt to any Person

(other than the Managing General Partner or any Special Limited Partner) upon such terms as the Managing General Partner determines appropriate, including making such Debt convertible, redeemable or exchangeable for Partnership Units and/or Investor Unit Rights; provided, however, that the Partnership shall not
                             --------  -------
incur any such Debt if (i) a breach, violation or default of such Debt would be deemed to occur by virtue of the Transfer of any Partnership Interest or Investor Unit Rights, or (ii) any Partner or Investor would be personally liable for the repayment of such Debt (unless such Partner or Investor otherwise agrees).

          E.   General Partner Loans.  The Managing General Partner, on behalf
               ---------------------
of the Partnership, may obtain any Additional Funds by causing the Partnership to incur Debt with the General Partner or any Special Limited Partner (each, a "General Partner Loan") if (i) such Debt is, to the extent permitted by law, on
 --------------------
substantially the same terms and conditions (including interest rate, repayment schedule, and conversion, redemption, repurchase and exchange rights) as Funding Debt incurred by the General Partner or any Special Limited Partner, the net proceeds of which are loaned to the Partnership to provide such Additional Funds, or (ii) such Debt is on terms and conditions no less favorable to the Partnership than would be available to the Partnership from any third party; provided, however, that the Partnership shall not incur any such Debt if (a) a
--------  -------
breach, violation or default of such Debt would be deemed to occur by virtue of the Transfer of any Partnership Interest or Investor Unit Rights, or (b) any Partner or Investor would be personally liable for the repayment of such Debt (unless such Partner or Investor otherwise agrees).

          F.   Issuance of Securities by WEA.  WEA shall not issue any
               -----------------------------
additional REIT Shares, Preferred Shares, Junior Shares or New Securities unless
(i) WEA contributes the cash proceeds or other consideration received from the issuance of such additional REIT Shares, Preferred Shares, Junior Shares or New Securities (as the case may be) and from the exercise of the rights contained in any such additional New Securities, to either or both of the Managing General Partner and/or any Special Limited Partner (as designated by the Managing General Partner in its sole discretion), and (ii) it or they (as the case may
be) contribute such cash proceeds or other consideration to the Partnership in exchange for (x) in the case of an issuance of REIT Shares, Partnership Common Units, or (y) in the case of an issuance of Preferred Shares, Junior Shares or New Securities, Partnership Units with designations, preferences and other rights, terms and provisions that are substantially the same as the designations, preferences and other rights, terms and provisions of such Preferred Shares, Junior Shares or New Securities; provided, however, that
                                                   --------  -------
notwithstanding the foregoing, WEA may issue REIT Shares, Preferred Shares, Junior Shares or New Securities (a) pursuant to Section 4.4 or Section 16.1.B hereof, (b) pursuant to a dividend or distribution (including any stock split) of REIT Shares, Preferred Shares, Junior Shares or New Securities to all of the holders of REIT Shares, Preferred Shares, Junior Shares or New Securities (as the case may be) (c) upon a conversion, redemption or exchange of Preferred Shares, (d) upon a conversion of Junior Shares into REIT Shares, (e) upon a conversion, redemption, exchange or exercise of New Securities, or (f) in connection with an acquisition of a property or other asset to be owned, directly or indirectly, by WEA if the Managing General Partner determines that such acquisition is in the best interests of the Partnership. In the event of any issuance of additional REIT Shares, Preferred Shares, Junior Shares or New Securities by WEA, and the contribution to the Partnership, by the Managing General Partner or any Special Limited Partner, of the cash proceeds or other consideration received from such issuance, the Partnership shall pay WEA's expenses associated with such issuance, including any underwriting discounts or commissions.

          Section 4.4    Stock Option Plans.
                         ------------------

          A.   Options Granted to Persons other than Partnership Employees. If
               -----------------------------------------------------------
at any time or from time to time, in connection with any Stock Option Plan, a stock option granted to a Person other than a Partnership Employee is duly exercised:

          (1) WEA (or such Special Limited Partner as may be designated by WEA), shall, as soon as practicable after such exercise, make a Capital Contribution to the Partnership in an amount equal to the exercise price paid to WEA by such exercising party in connection with the exercise of such stock option.

          (2) Notwithstanding the amount of the Capital Contribution actually made pursuant to Section 4.4.A(1) hereof, WEA (or such Special Limited Partner as may be designated by WEA) shall be deemed to have contributed to the Partnership as a Capital Contribution, in consideration of an additional Limited Partner Interest (expressed in and as additional Partnership Common Units), an amount equal to the Value of a REIT Share as of the date of exercise multiplied by the number of REIT Shares then being
                             ---------- --
     issued in connection with the exercise of such stock option.

          (3) An equitable Percentage Interest adjustment shall be made in which WEA (or such Special Limited Partner as may be designated by WEA) shall be treated as having made a cash contribution equal to the amount described in Section 4.4.A(2) hereof.

          B.   Options Granted to Partnership Employees. If at any time or from
               ----------------------------------------
time to time, in connection with any Stock Option Plan, a stock option granted to a Partnership Employee is duly exercised:

          (1) The Managing General Partner shall sell to the Partnership, and the Partnership shall purchase from the Managing General Partner, the number of REIT Shares as to which such stock option is being exercised. The purchase price per REIT Share for such sale of REIT Shares to the Partnership shall be the Value of a REIT Share as of the date of exercise of such stock option.

          (2) The Partnership shall sell to the Optionee (or if the Optionee is an employee of a Partnership Subsidiary, the Partnership shall sell to such Partnership Subsidiary, which in turn shall sell to the Optionee), for a cash price per share equal to the Value of a REIT Share at the time of the exercise, the number of REIT Shares equal to (a) the exercise price paid to the Managing General Partner by the exercising party in connection with the exercise of such stock option divided by (b) the Value of a REIT Share at
                                   ------- --
     the time of such exercise.

          (3) The Partnership shall transfer to the Optionee (or if the Optionee is an employee of a Partnership Subsidiary, the Partnership shall transfer to such Partnership Subsidiary, which in turn shall transfer to the Optionee) at no additional cost, as additional compensation, the number of REIT Shares equal to the number of REIT Shares described in Section 4.4.B(1) hereof less the number of REIT Shares described in Section
                     ----
     4.4.B(2) hereof.

          (4) The Managing General Partner shall, as soon as practicable after such exercise, make a Capital Contribution to the Partnership of an amount equal to all proceeds received (from whatever source, but excluding any payment in respect of payroll taxes or other withholdings) by the Managing General Partner or the Special Limited Partner in connection with the exercise of such stock option. An equitable Percentage Interest adjustment shall be made in which the Managing General Partner or such Special Limited Partner shall be treated as having made a cash contribution equal to the amount described in Section 4.4.B(1) hereof.

          C.   Special Valuation Rule. For purposes of this Section 4.4, in
               ----------------------
determining the Value of a REIT Share, only the trading date immediately preceding the exercise of the relevant stock option under the Stock Option Plans shall be considered.

          D.   Future Stock Incentive Plans. Nothing in this Agreement shall be
               ----------------------------
construed or applied to preclude or restrain the Managing General Partner or any Special Limited Partner from adopting, modifying or terminating stock incentive plans for the benefit of employees, directors or other business associates of the Managing General Partner, any Special Limited Partner, the Partnership or any of their Affiliates. The Partners acknowledge and agree that, in the event that any such plan is adopted, modified or terminated by the Managing General Partner or any Special Limited Partner, amendments to this Section 4.4 may become necessary or advisable and that any approval or Consent to any such amendments requested by the Managing General Partner or any Special Limited Partner shall be deemed granted.

          Section 4.5    Dividend Reinvestment Plan, Stock Incentive Plan or
                         ---------------------------------------------------
Other Plan. Except as may otherwise be provided in this Article 4, all amounts
----------
received by the Managing General Partner in respect of any dividend reinvestment plan, stock incentive or other stock or subscription plan or agreement, either
(a) shall be utilized by the Managing General Partner to effect open market purchases of REIT Shares, or (b) if the Managing General Partner elects instead to issue new REIT

Shares with respect to such amounts, shall be contributed by the Managing General Partner to the Partnership in exchange for additional Partnership Common Units. Upon such contribution, the Partnership will issue to the Managing General Partner a number of Partnership Common Units in an amount equal to the product of (i) the Value as of the date of issuance of each REIT Share so issued by the Managing General Partner multiplied by (ii) the number of REIT Shares so issued.

          Section 4.6    No Interest; No Return. No Partner shall be entitled to
                         ----------------------
interest on its Capital Contribution or on such Partner's Capital Account. Except as provided herein or by law, no Partner shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

          Section 4.7    Conversion or Redemption of Preferred Shares.
                         --------------------------------------------

          A.   Conversion of Preferred Shares. If, at any time, any of the
               ------------------------------
Preferred Shares are converted into REIT Shares, in whole or in part, then a number of Partnership Preferred Units equal to the number of Preferred Shares so converted shall automatically be converted into a number of Partnership Common Units equal to (i) the number of REIT Shares issued upon such conversion divided
                                                                         -------
by (ii) the Adjustment Factor then in effect, and the Percentage Interests of
--
the General Partner and the Limited Partners (including the Special Limited Partners) shall be adjusted to reflect such conversion. The Partnership Preferred Units so converted into Partnership Common Units shall be allocated between the Managing General Partner and any Special Limited Partners at the discretion of the Managing General Partner.

          B.   Redemption of Preferred Shares. If, at any time, any Preferred
               ------------------------------
Shares are redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by WEA for cash, the Partnership shall, immediately prior to such redemption of Preferred Shares, redeem an equal number of Partnership Preferred Units held by the Managing General Partner and any Special Limited Partners (and among the Managing General Partner and such Special Limited Partners in such proportion as the Managing General Partner shall determine in its sole discretion), upon the same terms and for the same price per Partnership Preferred Unit, as such Preferred Shares are redeemed.

          Section 4.8    Conversion or Redemption of Junior Shares.
                         -----------------------------------------

          A.   Conversion of Junior Shares. If, at any time, any of the Junior
               ---------------------------
Shares are converted into REIT Shares, in whole or in part, then a number of Partnership Common Units equal to (i) the number of REIT Shares issued upon such conversion divided by (ii) the Adjustment Factor then in effect shall be issued
           ------- --
to the Managing General Partner and/or any Special Limited Partner(s) (as determined by the Managing General Partner in its sole discretion), and the Percentage Interests of the General Partner and the Limited Partners (including the Special Limited Partners) shall be adjusted to reflect such conversion.

          B.   Redemption of Junior Shares. If, at any time, any Junior Shares
               ---------------------------
are redeemed (whether by exercise of a put or call, automatically or by means of another arrangement) by WEA for cash, the Partnership shall, immediately prior to such redemption of Junior Shares, redeem an equal number of Partnership Junior Units held by the Managing General Partner and any Special Limited Partners (and among the Managing General Partner and such Special Limited Partners in such proportion as the Managing General Partner shall determine in its sole discretion), upon the same terms and for the same price per Partnership Junior Unit, as such Junior Shares are redeemed.

          Section 4.9    Other Contribution Provisions. In the event that any
                         -----------------------------
Partner is admitted to the Partnership and is given a Capital Account in exchange for services rendered to the Partnership, such transaction shall be treated by the Partnership and the affected Partner as if the Partnership had compensated such partner in cash and such Partner had contributed the cash to the capital of the Partnership. In the event that any Investor is granted Investor Unit Rights and is given a Capital Account in exchange for services rendered to the Partnership, such transaction shall be treated by the Partnership and the affected Investor as if the Partnership had compensated such Investor in cash and such Investor had contributed the cash to the capital of the Partnership. In addition, with the consent of the Managing General Partner, one or more Partners (including the Special Limited Partners) or Investors may enter into contribution agreements with the Partnership which have the effect of providing a guarantee of certain obligations of the Partnership.

          Section 4.10   Excluded Properties. WEA shall contribute each Excluded
                         --------------------
Property (or, if applicable, the proceeds (after payment of all transfer taxes and other transaction costs) received by WEA from the sale, transfer or other disposition of an Excluded Property to a Person who is not an Affiliate of WEA) to the Partnership upon the earlier of (i) such time as it is commercially practicable to contribute such property to the Partnership without adverse tax or other economic consequence to WEA and (ii) any sale, transfer or other disposition of an Excluded Property to a Person who is not an Affiliate of WEA. Upon any such contribution of an Excluded Property or the proceeds therefrom, WEA shall receive in exchange for such contribution, notwithstanding the actual value of such Excluded Property or the amount of such proceeds (as the case may be), an amount of Partnership Common Units equal to the Specified Partnership Common Unit Amount. Such Partnership Common Units shall be allocated between the Managing General Partner and any Special Limited Partners at the discretion of the Managing General Partner.

                                   ARTICLE 9
                                 DISTRIBUTIONS

          Section 5.1    Requirement and Characterization of Distributions.
                         -------------------------------------------------
Subject to the terms of any Partnership Unit Designation or Investor Unit Right Designation, the Managing General Partner shall cause the Partnership to distribute quarterly all, or such portion as the Managing General Partner may in its sole and absolute discretion determine, of Available Cash generated by the Partnership during such quarter to the Holders on the Partnership Record Date with respect to such quarter: (i) first, with respect to any Partnership Units or Investor Unit Rights that are entitled to any preference in distribution, in accordance with the rights of such class(es) of Partnership Units or Investor Unit Rights (and, within such class(es), among the Holders pro rata in proportion to their respective Percentage Interests on such Partnership Record
Date), and (ii) second, with respect to any Partnership Units or Investor Unit Rights that are not entitled to any preference in distribution, in accordance with the rights of such class of Partnership Units or Investor Unit Rights, as applicable (and, within such class, among the Holders pro rata in proportion to their respective Percentage Interests on such Partnership Record Date). Distributions payable with respect to any Partnership Units or Investor Unit Rights that were not outstanding during the entire quarterly period in respect of which any distribution is made shall be prorated based on the portion of the period that such Partnership Units or Investor Unit Rights were outstanding. Notwithstanding the foregoing, the Managing General Partner, in its sole and absolute discretion, may distribute Available Cash to the Holders on a more or less frequent basis than quarterly and provide for an appropriate record date. The Managing General Partner shall make such reasonable efforts, as determined by it in its sole and absolute discretion and consistent with WEA's qualification as a REIT, to cause the Partnership to distribute sufficient amounts to enable (i) any Special Limited Partner to transfer funds to WEA and
(ii) WEA to pay shareholder dividends that will (a) satisfy the requirements for qualifying as a REIT under the Code and Regulations (the "REIT Requirements")
                                                          -----------------
and (b) avoid any Federal income or excise tax liability of WEA.

          Notwithstanding the foregoing, in the event any Excluded Property (or the proceeds therefrom) has not been contributed to the Partnership pursuant to
Section 4.10, the distributions provided for above shall be calculated, to the extent possible, based on Adjusted Available Cash and as if each Excluded Property had been contributed to the Partnership in exchange for Partnership Common Units pursuant to Section 4.10; provided, however, that in the event any
                                       --------  -------
Excluded Property (or the proceeds therefrom) has not been contributed to the Partnership pursuant to Section 4.10, any distributions to be made with respect to the Managing General Partner's Partnership Units and the Special Limited Partners' Partnership Units shall in the aggregate be reduced to the extent of any REIT Available Cash (such aggregate reduction in distributions to be allocated between the Managing General Partner and the Special Limited Partners, and among their respective Partnership Common Units and Partnership Preferred Units, in the sole discretion of the Managing General Partner).

          Subject to the applicable Partner Unit Designation, each Limited Partner shall receive a pro rata share of Distributions under Article 5 hereof in an amount equal to the distributions such Limited Partner would have received if such Limited Partner held one REIT Share (bearing the same designations as the actual Partner Unit Right held by such Limited Partner) for each of such Limited Partner's Unit Rights.

          Section 5.2    Distributions in Kind. No right is given to any Holder
                         ---------------------
to demand and receive property other than cash as provided in this Agreement. The Managing General Partner may determine, in its sole and absolute discretion, to make a distribution in kind of Partnership assets to the Holders, and such assets shall be distributed in such a fashion as to ensure that the fair market value is distributed and allocated in accordance with Articles 5, 6 and 10 hereof; provided that the Managing General Partner shall not make a distribution
        --------
in kind to any Holder unless the Holder has been given 90 days prior written notice of such distribution.

          Section 5.3    Amounts Withheld. All amounts withheld pursuant to the
                         ----------------
Code or any provisions of any state or local tax law and Section 10.4 hereof with respect to any allocation, payment or distribution to any Holder shall be treated as amounts paid or distributed to such Holder pursuant to Section 5.1 hereof for all purposes under this Agreement.

          Section 5.4    Distributions Upon Liquidation. Notwithstanding the
                         ------------------------------
other provisions of this Article 5, net proceeds from a Terminating Capital Transaction, and any other cash received or reductions in reserves made after commencement of the liquidation of the Partnership, shall be distributed to the Holders in accordance with Section 14.2 hereof.

          Section 5.5    Distributions to Reflect Additional Partnership Units
                         -----------------------------------------------------
or Investor Unit Rights. In the event that the Partnership issues additional
-----------------------
Partnership Units or grants additional Investor Unit Rights pursuant to the provisions of Article 4 or Article 13 hereof, the Managing General Partner is hereby authorized to make such revisions to this Article 5 as it determines are necessary or desirable to reflect the issuance of such additional Partnership Units or grants of Investor Unit Rights, including, without limitation, making preferential distributions to certain classes of Partnership Units or Investor Unit Rights.

          Section 5.6    Restricted Distributions. Notwithstanding any provision
                         ------------------------
to the contrary contained in this Agreement, neither the Partnership nor the General Partner, on behalf of the Partnership, shall make a distribution to any Holder if such distribution would violate Section 17-607 of the Act or other applicable law.

                                   ARTICLE 6
                                  ALLOCATIONS

          Section 6.1    Timing and Amount of Allocations of Net Income and Net
                         ------------------------------------------------------
Loss. Net Income and Net Loss of the Partnership shall be determined and
----
allocated with respect to each Partnership Year of the Partnership as of the end of each such year. Except as otherwise provided in this Article 6, and subject to Section 11.6.C and Section 13.7.D(2) hereof, an allocation to a Holder of a share of Net Income or Net Loss shall be treated as an allocation of the same share of each item of income, gain, loss or deduction that is taken into account in computing Net Income or Net Loss.

          Section 6.2    General Allocations.
                         -------------------

          A.   In General. Subject to the terms of any Partnership Unit
               ----------
Designation and any Investor Unit Right Designation, and except as otherwise provided in this Article 6 and subject to Section 11.7.C and Section 13.7.D(2) hereof, Net Income and Net Loss shall be allocated to each of the Holders in accordance with their respective Percentage Interests at the end of each Partnership Year.

          B.   Allocations to Reflect Issuance of Additional Partnership Units.
               ---------------------------------------------------------------
In the event that the Partnership issues additional Partnership Units pursuant to the provisions of Article 4, the Managing General Partner is hereby authorized to make such revisions to this Section 6.2 as it determines are necessary or desirable to reflect the terms of the issuance of such additional Partnership Units, including, without limitation, making preferential allocations to certain classes of Partnership Units.

          C.   Allocations to Reflect Grant of Additional Investor Unit Rights.
               ---------------------------------------------------------------
In the event that the Partnership grants additional Investor Unit Rights pursuant to the provisions of Article 13, the Managing General Partner is hereby authorized to make such revisions to this Section 6.2 as it determines are necessary or desirable to reflect the terms of the grant of such additional Investor Unit Rights, including, without limitation, making preferential allocations to certain classes of Investor Unit Rights.

          Section 6.3    Additional Allocation Provisions. Notwithstanding the
                         --------------------------------
foregoing provisions of this Article 6:

          A.   Special Allocations Regarding Partnership Preferred Units. If any
               ---------------------------------------------------------
Partnership Preferred Units are redeemed pursuant to Section 4.7.B hereof (treating a full liquidation of the Managing General Partner Interest or of such Special Limited Partner's Limited Partner Interest for purposes of this Section 6.3.A as including a redemption of any then outstanding Partnership

Preferred Units pursuant to Section 4.7.B hereof), for the Partnership Year that includes such redemption (and, if necessary, for subsequent Partnership Years)
(a) gross income and gain (in such relative proportions as the Managing General Partner in its discretion shall determine) shall be allocated to the Managing General Partner and such Special Limited Partner(s) to the extent that the Redemption Amounts paid or payable with respect to the Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Partnership) per Partnership Preferred Unit allocable to the Partnership Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses (in such relative proportions as the Managing General Partner in its discretion shall determine) shall be allocated to the Managing General Partner and such Special Limited Partner(s) to the extent that the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Partnership) per Partnership Preferred Unit allocable to the Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the Redemption Amount paid or payable with respect to the Partnership Preferred Units so redeemed (or treated as redeemed).

          B.   Regulatory Allocations.
               ----------------------

               (i)  Minimum Gain Chargeback. Except as otherwise provided in
                    -----------------------
     Regulations Section 1.704-2(f), notwithstanding the provisions of Section
     6.2 hereof, or any other provision of this Article 6, if there is a net decrease in Partnership Minimum Gain during any Partnership Year, each Holder shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder's share of the net decrease in Partnership Minimum Gain, as determined under Regulations Section 1.704-2(g). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be allocated shall be determined in accordance with Regulations Sections 1.704-2(f)(6) and 1.704-2(j)(2). This Section 6.3.B(i) is intended to qualify as a "minimum gain chargeback" within the meaning of Regulations
     Section 1.704-2(f) and shall be interpreted consistently therewith.

               (ii) Partner Minimum Gain Chargeback. Except as otherwise
                    -------------------------------
     provided in Regulations Section 1.704-2(i)(4) or in Section 6.3.B(i) hereof, if there is a net decrease in Partner Minimum Gain attributable to a Partner Nonrecourse Debt during any Partnership Year, each Holder who has a share of the Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with Regulations Section 1.704-2(i)(5), shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to such Holder's respective share of the net decrease in Partner Minimum Gain attributable to such Partner Nonrecourse Debt, determined in accordance with

     Regulations Section 1.704-2(i)(4). Allocations pursuant to the previous sentence shall be made in proportion to the respective amounts required to be allocated to each Holder pursuant thereto. The items to be so allocated shall be determined in accordance with Regulations Sections 1.704-2(i)(4) and 1.704-2(j)(2). This Section 6.3.B(ii) is intended to qualify as a "chargeback of partner nonrecourse debt minimum gain" within the meaning of Regulations Section 1.704-2(i) and shall be interpreted consistently therewith.

               (iii)  Nonrecourse Deductions and Partner Nonrecourse Deductions.
                      ---------------------------------------------------------
     Any Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holders in accordance with their respective Percentage Interests. Any Partner Nonrecourse Deductions for any Partnership Year shall be specially allocated to the Holder(s) who bears the economic risk of loss with respect to the Partner Nonre course Debt to which such Partner Nonrecourse Deductions are attributable, in accordance with Regulations
     Section 1.704-2(i).

               (iv)   Qualified Income Offset. If any Holder unexpectedly
                      -----------------------
     receives an adjustment, allocation or distribution described in Regulations
     Section 1.704-1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be allocated, in accordance with Regulations Section 1.704-1(b)(2)(ii)(d), to such Holder in an amount and manner sufficient to eliminate, to the extent required by such Regulations, the Adjusted
     Capital Account Deficit of such Holder as quickly as possible, provided that an allocation pursuant to this Section 6.3.B(iv) shall be made if and only to the extent that such Holder would have an Adjusted Capital Account Deficit after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.B(iv) were not in the Agreement. It is intended that this Section 6.3.B(iv) qualify and be construed as a "qualified income offset" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

               (v)    Gross Income Allocation. In the event that any Holder has
                      -----------------------
     a deficit Capital Account at the end of any Partnership Year that is in excess of the sum of (1) the amount (if any) that such Holder is obligated to restore to the Partnership upon complete liquidation of such Holder's Partnership Interest (including, the Holder's interest in outstanding Partnership Preferred Units and other Partnership Units) or Investor Unit Rights (as the case may be) and (2) the amount that such Holder is deemed to be obligated to restore pursuant to the penultimate sentences of Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Holder shall be specially allocated items of Partnership income and gain in the amount of such excess to eliminate such deficit as quickly as possible, provided that an allocation pursuant to this Section 6.3.B(v) shall be made if and only to the extent that such Holder would have a deficit Capital Account in excess of such sum after all other allocations provided in this Article 6 have been tentatively made as if this Section 6.3.B(v) and Section 6.3.B(iv) hereof were not in the Agreement.

               (vi)   Limitation on Allocation of Net Loss. To the extent that
                      ------------------------------------
     any allocation of Net Loss would cause or increase an Adjusted Capital Account Deficit as to any Holder, such allocation of Net Loss shall be reallocated among the other Holders in accordance with their respective Percentage Interests, subject to the limitations of this Section 6.3.B(vi).

               (vii)  Section 754 Adjustment. To the extent that an adjustment
                      ----------------------
     to the adjusted tax basis of any Partnership asset pursuant to Code Section 734(b) or Code Section 743(b) is required, pursuant to Regulations Section 1.704-1(b)(2) (iv)(m)(2) or Regulations Section 1.704-1(b)(2)(iv)(m)(4), to
     be taken into account in determining Capital Accounts as the result of a distribution to a Holder of Partnership Common Units in complete liquidation of its interest in the Partnership or to any Investor in complete liquidation of its Investor Unit Rights, the amount of such adjustment to the Capital Accounts shall be treated as an item of gain (if the adjustment increases the basis of the asset) or loss (if the adjustment decreases such basis), and such gain or loss shall be specially allocated to the Holders in accordance with their respective Percentage Interests in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(2) applies, or to the Holder(s) to whom such distribution was made in the event that Regulations Section 1.704-1(b)(2)(iv)(m)(4) applies.

               (viii) Curative Allocations. The allocations set forth in
                      --------------------
     Sections 6.3.B(i), (ii), (iii), (iv), (v), (vi) and (vii) hereof (the "Regulatory Allocations") are intended to comply with certain regulatory
      ----------------------
     requirements, including the requirements of Regulations Sections 1.704-1(b) and 1.704-2. Notwithstanding the provisions of Section 6.1 hereof, the Regulatory Allocations shall be taken into account in allocating other items of income, gain, loss and deduction among the Holders of Partnership Common Units and the Investors so that to the extent possible without violating the requirements giving rise to the Regulatory Allocations, the net amount of such allocations of other items and the Regulatory Allocations to each Holder of a Partnership Common Unit and to each Investor shall be equal to the net amount that would have been allocated to each such Holder and Investor if the Regulatory Allocations had not occurred.

          C.   Special Allocations Upon Liquidation. Notwithstanding any
               ------------------------------------
provision in this Article 6 to the contrary, in the event that the Partnership disposes of all or substantially all of its assets in a transaction that will lead to a liquidation of the Partnership pursuant to Article 14 hereof, then any Net Income or Net Loss realized in connection with such transaction and thereafter (and, if necessary, constituent items of income, gain, loss and deduction) shall be specially allocated for such Partnership Year (and to the extent permitted by Section 761(c) of the Code, for the immediately preceding Partnership Year) among the Holders as required so as to cause liquidating distributions pursuant to Section 14.2.A(4) hereof to be made in the same amounts and proportions as would have resulted had such distributions instead been made pursuant to Article 5 hereof.

          D.   Allocation of Excess Nonrecourse Liabilities.  For purposes of
               --------------------------------------------
determining a Holder's proportional share of the "excess nonrecourse liabilities" of the Partnership within the meaning of Regulations Section 1.752-3(a)(3), each Holder's and each Investor's respective interest in Partnership profits shall be equal to such Holder's share and each Investor's share of the aggregate sum of Partnership Common Units and Investor Unit Rights.

          Section 6.4    Tax Allocations.
                         ---------------

          A.   In General.  Except as otherwise provided in this Section 6.4,
               ----------
for income tax purposes under the Code and the Regulations each Partnership item of income, gain, loss and deduction (collectively, "Tax Items") shall be
                                                    ---------
allocated among the Holders in the same manner as its correlative item of "book" income, gain, loss or deduction is allocated pursuant to Sections 6.2 and 6.3 hereof.

          B.   Allocations Respecting Section 704(c) Revaluations.
               --------------------------------------------------
Notwithstanding Section 6.4.A hereof, Tax Items with respect to Property that is contributed to the Partnership with a Gross Asset Value that varies from its basis in the hands of the contributing Partner or Investor (as the case may be) immediately preceding the date of contribution shall be allocated among the Holders for income tax purposes pursuant to Regulations promulgated under Code
Section 704(c) so as to take into account such variation. The Partnership shall account for such variation under any method approved under Code Section 704(c) and the applicable Regulations as chosen by the Managing General Partner. In the event that the Gross Asset Value of any partnership asset is adjusted pursuant to subsection (b) of the definition of "Gross Asset Value" (provided in Article 1 hereof), subsequent allocations of Tax Items with respect to such asset shall take account of the variation, if any, between the adjusted basis of such asset and its Gross Asset Value in the same manner as under Code Section 704(c) and the applicable Regulations and using the method chosen by the Managing General Partner.

                                  ARTICLE 7
                     MANAGEMENT AND OPERATIONS OF BUSINESS

          Section 7.1    Management.
                         ----------

          A. Except as otherwise expressly provided in this Agreement or as delegated or provided to an Additional General Partner by the Managing General Partner pursuant to Section 4.2.A and Section 11.2 hereof, all management powers over the business and affairs of the Partnership are and shall be exclusively vested in the Managing General Partner, and no Limited Partner shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. The General Partner may not be removed by the Partners, with or without cause, except with the consent of the Managing General Partner. In addition to the powers now or hereafter granted a general partner of a limited partnership under applicable law or that are granted to the General Partner under any other provision of this Agreement, the Managing General Partner, subject to the other provisions hereof including Section 7.3, shall have full power and authority to do all things deemed necessary or desirable by it to conduct the business of the Partnership, to exercise all powers set forth in Section 3.2 hereof and to effectuate the purposes set forth in Section 3.1 hereof, including, without limitation:

               (1) the making of any expenditures, the lending or borrowing of money or selling assets (including, without limitation, making prepayments on loans and borrowing money to permit the Partnership to make distributions to the Holders in such amounts as will permit WEA (so long as WEA qualifies as a REIT) to avoid the payment of any Federal income tax (including, for this purpose, any excise tax pursuant to Code Section 4981) and to make distributions to its shareholders sufficient to permit WEA to maintain REIT status or otherwise to satisfy the REIT Requirements), the assumption or guarantee of, or other contracting for, indebtedness and other liabilities, the issuance of evidences of indebtedness (including the securing of same by deed to secure debt, mortgage, deed of trust or other lien or encumbrance on the Partnership's assets) and the incurring of any obligations that it deems necessary for the conduct of the activities of the Partnership;

               (2) the making of tax, regulatory and other filings, or rendering of periodic or other reports to governmental or other agencies having jurisdiction over the business or assets of the Partnership;

               (3) the acquisition, sale, transfer, exchange or other disposition of any, all or substantially all of the assets of the Partnership (including, but not limited to, the exercise or grant of any conversion, option, privilege or subscription right or any other right available in connection with any assets at any time held by the Partner-

     ship) or the merger, consolidation, reorganization or other combination of the Partnership with or into another entity;

               (4) the mortgage, pledge, encumbrance or hypothecation of any assets of the Partnership, the use of the assets of the Partnership (including, without limitation, cash on hand) for any purpose consistent with the terms of this Agreement and on any terms that it sees fit, including, without limitation, the financing of the operations and activities of the Managing General Partner, the Partnership or any of the Partnership's Subsidiaries, the lending of funds to other Persons (including, without limitation, the Managing General Partner and/or the Partnership's Subsidiar ies) and the repayment of obligations of the Partnership, its Subsidiaries and any other Person in which the Partnership has an equity investment, and the making of capital contributions to and equity investments in the Partnership's Subsidiaries;

               (5) the management, operation, leasing, landscaping, repair, alteration, demolition, replacement or improvement of any Property, including, without limitation, any Contributed Property, or other asset of the Partnership or any Subsidiary, whether pursuant to a Management Agreement or otherwise;

               (6) the negotiation, execution and performance of any contracts, leases, conveyances or other instruments that the Managing General Partner considers useful or necessary to the conduct of the Partnership's operations or the implementation of the Managing General Partner's powers under this Agreement, including contracting with contractors, developers, consultants, accountants, legal counsel, other professional advisors and other agents (including, without limitation, the Advisor, the Developer and the Property Manager) and the payment of their expenses and compensation out of the Partnership's assets;

               (7) the distribution of Partnership cash or other Partnership assets in accordance with this Agreement, the holding, management, investment and reinvestment of cash and other assets of the Partnership, and the collection and receipt of revenues, rents and income of the Partnership;

               (8) the selection and dismissal of employees of the Partnership (if any) or the Managing General Partner (including, without limitation, employees having titles or offices such as "president," "vice president," "secretary" and "treasurer"), and agents, outside attorneys, accountants, consultants and contractors of the Partnership or the Managing General Partner and the determination of their compen sation and other terms of employment or hiring;

               (9) the maintenance of such insurance for the benefit of the Partnership and the Partners and Investors as it deems necessary or appropriate;

               (10) the formation of, or acquisition of an interest in, and the contribution of property to, any further limited or general partnerships, limited liability companies, joint ventures or other relationships that it deems desirable (including, without limitation, the acquisition of interests in, and the contributions of property to, any Subsidiary and any other Person in which it has an equity investment from time to time); provided, however, that, as long as WEA has determined to continue to
     --------  -------
     qualify as a REIT, the Managing General Partner will not engage in any such formation, acquisition or contribution that would cause WEA to fail to qualify as a REIT;

               (11) the control of any matters affecting the rights and obligations of the Partnership, including the settlement, compromise, submission to arbitration or any other form of dispute resolution, or abandonment, of any claim, cause of action, liability, debt or damages, due or owing to or from the Partnership, the commencement or defense of suits, legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, and the representation of the Partnership in all suits or legal proceedings, administrative proceedings, arbitrations or other forms of dispute resolution, the incurring of legal expense, and the indemnification of any Person against liabilities and contingencies to the extent permitted by law;

               (12) the undertaking of any action in connection with the Partnership's direct or indirect investment in any Subsidiary or any other Person (including, without limitation, the contribution or loan of funds by the Partnership to such Persons);

               (13) the determination of the fair market value of any Partnership property distributed in kind using such reasonable method of valuation as it may adopt; provided that such methods are otherwise
                                --------
     consistent with the requirements of this Agreement;

               (14) the enforcement of any rights against any Partner pursuant to representations, warranties, covenants and indemnities relating to such Partner's contribution of property or assets to the Partnership;

               (15) the enforcement of any rights against any Investor pursuant to representations, warranties, covenants and indemnities relating to such Investor's contribution of property or assets to the Partnership;

               (16) the exercise, directly or indirectly, through any attorney-in-fact acting under a general or limited power of attorney, of any right, including the right to vote, appurtenant to any asset or investment held by the Partnership;

               (17) the exercise of any of the powers of the Managing General Partner enumerated in this Agreement on behalf of or in connection with any Subsid iary of the Partnership or any other Person in which the Partnership has a direct or indirect interest, or jointly with any such Subsidiary or other Person;

               (18) the exercise of any of the powers of the Managing General Partner enumerated in this Agreement on behalf of any Person in which the Partner ship does not have an interest (including, without limitation, WEA), pursuant to contractual or other arrangements with such Person;

               (19) the making, execution and delivery of any and all deeds, leases, notes, deeds to secure debt, mortgages, deeds of trust, security agreements, conveyances, contracts, guarantees, warranties, indemnities, waivers, releases or legal instruments or agreements in writing necessary or appropriate in the judgment of the Managing General Partner for the accomplishment of any of the powers of the Managing General Partner enumerated in this Agreement;

               (20) the issuance of additional Partnership Units, as appropriate and in the Managing General Partner's sole and absolute discretion, in connection with Capital Contributions by Additional Limited Partners and additional Capital Contributions by Partners pursuant to
     Article 4 hereof;

               (21) the grant of additional Investor Unit Rights, as appropriate and in the Managing General Partner's sole and absolute discretion, in connection with Capital Contributions by Persons in exchange for Investor Unit Rights and additional Capital Contributions by Investors pursuant to
     Article 13 hereof; and

               (22) an election to dissolve the Partnership pursuant to Section 14.1.C hereof.

          B.   Each of the Limited Partners agrees that, except as provided in
Section 7.3 hereof, the Managing General Partner is authorized to execute, deliver and perform the above-mentioned agreements and transactions on behalf of the Partnership without any further act, approval or vote of the Partners or any other Persons, notwithstanding any other provision of the Act or any applicable law, rule or regulation.

          C. At all times from and after the date hereof, the Managing General Partner may cause the Partnership to obtain and maintain (i) casualty, liability and other insurance on the Properties of the Partnership and (ii) liability insurance for the Indemnitees hereunder.

          D. At all times from and after the date hereof, the Managing General Partner may cause the Partnership to establish and maintain working capital and other reserves in such amounts as the Managing General Partner, in its sole and absolute discretion, deems appropriate and reasonable from time to time.

          E. In exercising its authority under this Agreement, the Managing General Partner may, but shall be under no obligation to, take into account the tax consequences to any Partner (including the Managing General Partner) of any action taken by it. The Managing General Partner and the Partnership shall not have liability to a Limited Partner under any circumstances as a result of an income tax liability incurred by such Limited Partner as a result of an action (or inaction) by the Managing General Partner pursuant to its authority under this Agreement.

          Section 7.2    Certificate of Limited Partnership.  To the extent that
                         ----------------------------------
such action is determined by the Managing General Partner to be reasonable and necessary or appropriate, the Managing General Partner shall file amendments to and restatements of the Certificate and do all the things to maintain the Partnership as a limited partnership (or a partnership in which the limited partners have limited liability) under the laws of the State of Delaware and each other state, the District of Columbia or any other jurisdiction, in which the Partnership may elect to do business or own property. Subject to the terms of Section 8.5.A(4) hereof, the Managing General Partner shall not be required, before or after filing, to deliver or mail a copy of the Certificate or any amendment thereto to any Limited Partner or any Investor. The Managing General Partner shall use all reasonable efforts to cause to be filed such other certificates or documents as may be reasonable and necessary or appropriate for the formation, continuation, qualification and operation of a limited partnership (or a partnership in which the limited partners have limited liability to the extent provided by applicable law) in the State of Delaware and any other state, or the District of Columbia or other jurisdiction, in which the Partnership may elect to do business or own property.

          Section 7.3    Restrictions on Managing General Partner's Authority.
                         ----------------------------------------------------

          A. The Managing General Partner may not take any action in contravention of this Agreement, including, without limitation:

               (1) take any action that would make it impossible to carry on the ordinary business of the Partnership, except as otherwise provided in this Agreement;

               (2) possess Partnership property, or assign any rights in specific Partnership property, for other than a Partnership purpose except as otherwise provided in this Agreement, including, without limitation,
     Section 7.10;

               (3) admit a Person as a Partner, except as otherwise provided in this Agreement;

               (4) perform any act that would subject a Limited Partner to liability as a general partner in any jurisdiction or any other liability except as provided herein or under the Act; or

               (5) enter into any contract, mortgage, loan or other agreement that prohibits the ability of (a) the Managing General Partner or the Partnership from satisfying its obligations under Section 16.1 hereof in full or (b) a Limited Partner or Investor from exercising its rights under
     Section 16.1 hereof to effect a Redemption in full, except, in either case, with the written consent of such Limited Partner or Investor affected by the prohibition.

          B. The Managing General Partner shall not, without the prior Consent of the Partners holding classes or series of Partnership Interests affected by the following actions, undertake, on behalf of the Partnership, any of such actions or enter into any transaction that would have the effect of such transactions:

               (1) except as provided in Section 7.3.C hereof, amend, modify or terminate this Agreement other than to reflect the admission, substitution, termination or withdrawal of Partners pursuant to Article 11 or Article 12 hereof;

               (2) make a general assignment for the benefit of creditors or appoint or acquiesce in the appointment of a custodian, receiver or trustee for all or any part of the assets of the Partnership; or

               (3) institute any proceeding for bankruptcy on behalf of the Partnership.

          C. Notwithstanding Section 7.3.B hereof, the Managing General Partner shall have the power, without the Consent of the Partners, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

               (1) to add to the obligations of the Managing General Partner or surrender any right or power granted to the Managing General Partner or any Affiliate of the Managing General Partner (including the delegation or surrender of any power to any Additional General Partner admitted to the Partnership pursuant to the terms hereof) for the benefit of the Limited Partners;

               (2) to reflect the admission, substitution or withdrawal of Partners or the termination of the Partnership in accordance with this Agreement, and to amend Exhibit A in connection with such admission,
                             ---------
     substitution or withdrawal;

               (3) to  amend Exhibit B in connection with any grant, Transfer,
                             ---------
     Redemption or termination of Investor Unit Rights;

               (4) to reflect a change that is of an inconsequential nature or does not adversely affect the Limited Partners in any material respect, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

               (5) to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a Federal or state agency or contained in Federal or state law;

               (6) (a) to reflect such changes as are reasonably necessary (i) for any Special Limited Partner to maintain its status as a "qualified REIT subsidiary" within the meaning of Code Section 856(i)(2) or (ii) for WEA to maintain its status as a REIT or to satisfy the REIT Requirements;
     (b) to reflect the Transfer of all or any part of a Partnership Interest among WEA, any Special Limited Partner or any other Affiliate or "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA;

               (7) to modify the manner in which Capital Accounts are computed (but only to the extent set forth in the definition of "Capital Account" or contemplat ed by the Code or the Regulations);

               (8) the issuance of additional Partnership Interests in accordance with Section 4.2; and

               (9) the grant of Investor Unit Rights in accordance with Section 13.1.

The Managing General Partner will provide notice to the Limited Partners when any action under this Section 7.3.C is taken.

          D. Notwithstanding Sections 7.3.B and 7.3.C hereof, this Agreement shall not be amended, and no action may be taken by the Managing General Partner, without the consent of each Partner adversely affected thereby, if such amendment or action would (i) convert a Limited Partner Interest in the Partnership into a General Partner Interest (except as a result of the Managing General Partner acquiring such Partnership Interest), (ii) modify the limited liability of a Limited Partner, (iii) alter the rights of any Partner to receive the distributions to which such Partner is entitled, pursuant to Article 5 or Section 14.2.A(4) hereof, or alter the allocations specified in Article 6 hereof (except, in any case, as permitted pursuant to Sections 4.2 and 7.3.C hereof), (iv) alter or modify the Redemption rights, Cash Amount or REIT Shares Amount as set forth in Sections 16.1 and 11.2 hereof, or amend or modify any related definitions, or (v) amend this Section 7.3.D; provided, however, that
                                                      --------  -------
the consent of any individual Partner adversely affected shall not be required for any amendment or action that affects all Partners holding the same class or series of Partnership Units on a uniform or pro rata basis, if approved by a Majority in Interests of the Partners of holding such class or series of Partnership Units. Further, no amendment may alter the restrictions on the Managing General Partner's authority set forth elsewhere in this Section 7.3 without the consent specified therein. Any such amendment or action consented to by any Partner shall be effective as to that Partner, notwithstanding the absence of such consent by any other Partner.

          Section 7.4    Reimbursement of the Managing General Partner.
                         ---------------------------------------------

          A. The Managing General Partner shall not be compensated for its services as managing general partner of the Partnership except as provided in this Agreement (including the provisions of Articles 5 and 6 hereof regarding distributions, payments and allocations to which it may be entitled in its capacity as the Managing General Partner).

          B. Subject to Sections 7.4.C and 16.11 hereof, the Partnership shall be liable for, and shall reimburse the Managing General Partner on a monthly basis, or such other basis as the Managing General Partner may determine in its sole and absolute discretion, for all sums expended in connection with the Partnership's business, including, without limitation, (i) expenses relating to the ownership of interests in and management and operation of, or for the benefit of, the Partnership, (ii) compensation of officers and employees, including, without limitation, payments under future compensation plans of the Managing General Partner that may provide for stock units, or phantom stock, pursuant to which employees of the Managing General Partner will receive payments based upon dividends on or the value of REIT Shares, (iii) director fees and expenses and (iv) all costs and expenses of the Managing General Partner being a public company, including costs of filings with the SEC, reports and other distributions to its shareholders; provided, however, that the amount
                                             --------  -------
of any reimbursement shall be reduced by any interest earned by the Managing General Partner with respect to bank accounts or other instruments or accounts held by it on behalf of the Partnership as permitted pursuant to Section 7.5 hereof. Such reimbursements shall be in addition to any reimbursement of the Managing General Partner as a result of indemnification pursuant to Section 7.7 hereof.

          C. To the extent practicable, Partnership expenses shall be billed directly to and paid by the Partnership and, subject to Section 16.11 hereof, reimbursements to the Managing General Partner or any of its Affiliates by the Partnership pursuant to this Section 7.4 shall be treated as "guaranteed payments" within the meaning of Code Section 707(c).

          Section 7.5    Outside Activities of the Managing General Partner.
                         --------------------------------------------------
The Managing General Partner shall not directly or indirectly enter into or conduct any business, other than in connection with (a) the ownership, acquisition and disposition of Partnership Interests as Managing General Partner, (b) the management of the business of the Partnership, (c) the operation of WEA as a reporting company with a class (or classes) of securities registered under the Exchange Act, (d) WEA's operations as a REIT, (e) the offering, sale, syndication, private placement or public offering of stock, bonds, securities or other interests, (f) financing or refinancing of any type related to the Partnership or its assets or activities, and (g) such activities as are incidental thereto; provided, however, that the Managing General Partner
                           --------  -------
may, in its sole and absolute discretion, from time to time hold or acquire assets in its own name or otherwise other than through the Partnership so long as the Managing General Partner takes commercially reasonable measures to insure that the economic benefits and burdens of such Property are otherwise vested in the Partnership, whether by electing to treat such asset as an "Excluded Property" hereunder, through assignment, mortgage loan or otherwise or, if it is not commercially reasonable to vest such economic interests in the Partnership, the Partners shall negotiate in good faith to amend this Agreement, including, without limitation, the definition of "Adjustment Factor," to reflect such activities and the direct ownership of assets by the Managing General Partner. Nothing contained herein shall be deemed to prohibit the Managing General Partner from executing guarantees of Partnership debt for which it would otherwise be liable in its capacity as Managing General Partner. Subject to
Section 7.3.B hereof, the Managing General Partner, any Special Limited Partner and all "qualified REIT subsidiaries" (within the meaning of Code Section 856(i)(2)), taken as a group, shall not own any assets or take title to assets (other than temporarily in connection with an acquisition prior to contributing such assets to the Partnership) other than (i) Excluded Properties, (ii) interests in "qualified REIT subsidiaries" (within the meaning of Code Section 856(i)(2)), (iii) Partnership Interests as the Managing General Partner or Special Limited Partner and (iv) such cash and cash equivalents, bank accounts or similar instruments or accounts as such group deems reasonably necessary, taking into account Section 7.1.D hereof and the requirements necessary for WEA to qualify as a REIT and for the Managing General Partner and the Special Limited Partners to carry out their respective responsibilities contemplated under this Agreement and the Charter. The Managing General Partner and any Affiliates of the Managing General Partner may acquire Limited Partner Interests and shall be entitled to exercise all rights of a Limited Partner relating to such Limited Partner Interests.

          Section 7.6   Transactions with Affiliates.
                        ----------------------------

          A. The Partnership may lend or contribute funds or other assets to the Managing General Partner and its Subsidiaries or other Persons in which the Managing General Partner has an equity investment, and such Persons may borrow funds from the Partnership, on terms and conditions no less favorable to the Partnership in the aggregate than would be available from unaffiliated third parties as determined by the Managing General Partner in good faith. The foregoing authority shall not create any right or benefit in favor of any Subsidiary or any other Person. It is expressly acknowledged and agreed by each Partner and each Investor that WEA may, in its sole and absolute discretion, (i) borrow funds from the Partnership in order to redeem, at any time or from time to time, options or warrants previously or hereafter issued by WEA, including, without limitation, warrants for the acquisition of REIT Shares issued by WEA to Westfield America Trust, an Australian public property trust, (ii) put to the Partnership, for cash, any rights, options, warrants or convertible or exchangeable securities that WEA may desire or be required to purchase or redeem or (iii) borrow funds from the Partnership to acquire assets that become Excluded Assets or will be contributed to the Partnership for Partnership Units. If the Managing General Partner acquires a corporation in which the Partnership does not hold an interest, in whole or in part, with the proceeds (whether comprised of cash or other assets) of a loan from the Partnership to Managing General Partner, the Partnership shall issue to such corporation an interest in the Partnership that (i) entitles the holder thereof to receive distributions in amounts and at the same times as interest payments on such loan (with appropriate reductions in such distributions if any portion of the loan is repaid), (ii) entitles the holder thereof to receive, if and to the extent that any portion of such loan is repaid, a number of Partnership Units equal to the quotient obtained by dividing the principal amount of the loan repaid by the market price of REIT Shares at the date of repayment (it being understood and agreed that if the loan is repaid with funds contributed to such corporation by the Managing General Partner from the proceeds of a sale of REIT Shares, the market price of REIT Shares at the date of repayment shall be deemed to be the net price per share at which such shares were sold), and (iii) is automatically redeemed for no consideration upon the repayment in full of such loan.

          B.   Except as provided in Section 7.5 hereof and subject to Section
3.1 hereof, the Partnership may transfer assets to joint ventures, limited liability companies, partnerships, corporations, business trusts or other business entities in which it is or thereby becomes a participant upon such terms and subject to such conditions consistent with this Agreement and applicable law as the Managing General Partner, believes, in good faith, to be advisable.

          C. The Managing General Partner and its Affiliates may sell, transfer or convey any property to the Partnership, directly or indirectly, on terms and conditions no less favorable to the Partnership in the aggregate than would be available from unaffiliated third parties as determined by the Managing General Partner in good faith.

          D. The Managing General Partner, in its sole and absolute discretion and without the approval of the Partners or any of them or any other Persons, may propose and adopt on behalf of the Partnership employee benefit plans funded by the Partnership for the benefit of employees of the Managing General Partner, the Partnership, Subsidiaries of the Partnership or any Affiliate of any of them (including, without limitation, the Property Manager, the Advisor and the Developer) in respect of services performed, directly or indirectly, for the benefit of WEA, the Partnership or any of the Partnership's Subsidiaries.

          E. The Managing General Partner is expressly authorized to enter into, amend, modify, restate, supplement, terminate or extend, in the name and on behalf of the Partnership, any Management Agreement with Affiliates of either the Managing General Partner or the Partnership on such terms as the Managing General Partner, in its sole and absolute discretion, believes are advisable, for the benefit of WEA, the Partnership or any of the Partnership's Subsidiaries.

          F. The Managing General Partner is expressly authorized to enter into, amend, modify, restate, supplement, terminate or extend, in the name and on behalf of the Partnership, a right of first opportunity arrangement and other conflict avoidance agreements with various Affiliates of the Partnership and the Managing General Partner, on such terms as the Managing General Partner, in its sole and absolute discretion, believes are advisable, for the benefit of WEA, the Partnership or any of the Partnership's Subsidiaries.

          G. The Managing General Partner is expressly authorized to enter into, amend, modify, restate, supplement, terminate or extend, in the name and on behalf of the Partnership, any advisory or development agreements with various Affiliates of the Partnership or the Managing General Partner, including, without limitation, the Advisor and the Developer, on such terms as the Managing General Partner, in its sole and absolute discretion, believes are advisable, for the benefit of WEA, the Partnership or any of the Partnership's Subsidiaries.

          Section 7.7   Indemnification.
                        ---------------

          A. To the fullest extent permitted by applicable law, the Partnership shall indemnify each Indemnitee from and against any and all losses, claims, damages, liabilities, joint or several, expenses (including, without limitation, attorney's fees and other legal fees and expenses), judgments, fines, settlements and other amounts arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, that relate to the operations of the Partnership ("Actions") as set forth in
                                                   -------
this Agreement in which such Indemnitee may be involved, or is threatened to be involved, as a party or otherwise; provided, however, that the Partnership shall
                                   --------  -------
not indemnify an Indemnitee (i) for willful misconduct or a knowing violation of the law or (ii) for any transaction for which such Indemnitee received an improper personal benefit in violation or breach of any provision of this Agreement. Without limitation, the foregoing indemnity shall extend to any liability of any Indemnitee, pursuant to a loan guaranty or otherwise, for any indebtedness of the Partnership or any Subsidiary of the Partnership (including, without limitation, any indebtedness which the Partnership or any Subsidiary of the Partnership has assumed or taken subject to), and the Managing General Partner is hereby authorized and empowered, on behalf of the Partnership, to enter into one or more indemnity agreements consistent with the provisions of this Section 7.7 in favor of any Indemnitee having or potentially having liability for any such indebtedness. It is the intention of this Section 7.7.A that the Partnership indemnify each Indemnitee to the fullest extent permitted by law. The termination of any proceeding by judgment, order or settlement does not create a presumption that the Indemnitee did not meet the requisite standard of conduct set forth in this Section 7.7.A. The termination of any proceeding by conviction of an Indemnitee or upon a plea of nolo contendere or its equivalent by an Indemnitee, or an entry of an order of probation against an Indemnitee prior to judgment, does not create a presumption that such Indemnitee acted in a manner contrary to that specified in this
Section 7.7.A with respect to the subject matter of such proceeding. Any indemnification pursuant to this Section 7.7 shall be made only out of the assets of the Partnership, and neither the Managing General Partner nor any other Holder shall have any obligation to contribute to the capital of the Partnership or otherwise provide funds to enable the Partnership to fund its obligations under this Section 7.7.

          B. To the fullest extent permitted by law, expenses incurred by an Indemnitee who is a party to a proceeding or otherwise subject to or the focus of or is involved in any Action shall be paid or reimbursed by the Partnership as incurred by the Indemnitee in advance of the final disposition of the Action upon receipt by the Partnership of (i) a written affirmation by the Indemnitee of the Indemnitee's good faith belief that the standard of conduct necessary for indemnification by the Partnership as authorized in this Section 7.7.A has been met, and (ii) a written undertaking by or on behalf of the Indemnitee to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

          C. The indemnification provided by this Section 7.7 shall be in addition to any other rights to which an Indemnitee or any other Person may be entitled under any agreement, pursuant to any vote of the Partners, as a matter of law or otherwise, and shall continue as to an Indemnitee who has ceased to serve in such capacity and shall inure to the benefit of the heirs, successors, assigns and administrators of the Indemnitee unless otherwise provided in a written agreement with such Indemnitee or in the writing pursuant to which such Indemnitee is indemnified.

          D. The Partnership may, but shall not be obligated to, purchase and maintain insurance, on behalf of any of the Indemnitees and such other Persons as the Managing General Partner shall determine, against any liability that may be asserted against or expenses that may be incurred by such Person in connection with the Partnership's activities, regardless of whether the Partnership would have the power to indemnify such Person against such liability under the provisions of this Agreement.

          E. Any liabilities which an Indemnitee incurs as a result of acting on behalf of the Partnership or the Managing General Partner (whether as a fiduciary or otherwise) in connection with the operation, administration or maintenance of an employee benefit plan or any related trust or funding mechanism (whether such liabilities are in the form of excise taxes assessed by the IRS, penalties assessed by the Department of Labor, restitutions to such a plan or trust or other funding mechanism or to a participant or beneficiary of such plan, trust or other funding mechanism, or otherwise) shall be treated as liabilities or judgments or fines under this Section 7.7, unless such liabilities arise as a result of (i) such Indemnitee's intentional misconduct or knowing violation of the law, or (ii) any transaction in which such Indemnitee received a personal benefit in violation or breach of any provision of this Agreement or applicable law.

          F. In no event may an Indemnitee subject any of the Holders to personal liability by reason of the indemnification provisions set forth in this Agreement.

          G. An Indemnitee shall not be denied indemnification in whole or in part under this Section 7.7 because the Indemnitee had an interest in the transaction with respect to which the indemnification applies if the transaction was otherwise permitted by the terms of this Agreement.

          H. The provisions of this Section 7.7 are for the benefit of the Indemnitees, their heirs, successors, assigns and administrators and shall not be deemed to create any rights for the benefit of any other Persons. Any amendment, modification or repeal of this Section 7.7 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Partnership's liability to any Indemnitee under this Section 7.7 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

          I. It is the intent of the parties that any amounts paid by the Partnership to the Managing General Partner pursuant to this Section 7.7 shall be treated as "guaranteed payments" within the meaning of Code Section 707(c).

          Section 7.8   Liability of the Managing General Partner.
                        -----------------------------------------

          A. Notwithstanding anything to the contrary set forth in this Agreement, neither the Managing General Partner nor any of its directors or officers shall be liable or accountable in damages or otherwise to the Partnership, any Partners, any Investors or any Assignees for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission if the Managing General Partner or such director or officer acted in good faith.

          B. The Limited Partners expressly acknowledge that the Managing General Partner is acting for the benefit of the Partnership, the Limited Partners and the Managing General Partner's shareholders collectively and that the Managing General Partner is under no obligation to give priority to the separate interests of the Limited Partners, or the Managing General Partner's shareholders (including, without limitation, the tax consequences to Limited Partners, Assignees or the Managing General Partner's shareholders) in deciding whether to cause the Partnership to take (or decline to take) any actions.

          C. Subject to its obligations and duties as Managing General Partner set forth in Section 7.1.A hereof, the Managing General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents (subject to the supervision and control of the Managing General Partner). The Managing General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

          D. Any amendment, modification or repeal of this Section 7.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Managing General Partner's, and its officers' and directors', liability to the Partnership and the Limited Partners or Investors under this
Section 7.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

          E. Notwithstanding anything herein to the contrary, except for fraud, willful misconduct or gross negligence, or pursuant to any express indemnities given to the Partnership by any Partner pursuant to any other written instrument, no Partner shall have any personal liability whatsoever, to the Partnership or to the other Partners or Investors, for the debts or liabilities of the Partnership or the Partnership's obligations hereunder, and the full recourse of the other Partner(s) and/or Investor(s) shall be limited to the interest of that Partner in the Partnership or, in the case of an Investor, that Investor in its Investor Unit Rights. To the fullest extent permitted by law, no officer, director or shareholder of the Managing General Partner shall be liable to the Partnership for money damages except for (i) active and deliberate dishonesty established by a non-appealable final judgment or (ii) actual receipt of an improper benefit or profit in money, property or services. With out limitation of the foregoing, and except for fraud, willful misconduct or gross negligence, or pursuant to any such express indemnity, no property or assets of any Partner, other than its interest in the Partnership, or any Investor, other than its interest in its Investor Unit Rights, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partner(s) or Investor(s) and arising out of, or in connection with, this Agreement. This Agreement is executed by the officers of the Managing General Partner solely as officers of the same and not in their own individual capacities.

          F. To the extent that, at law or in equity, the Managing General Partner has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or the Limited Partners, the Managing General Partner shall not be liable to the Partnership or to any other Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the Managing General Partner otherwise existing at law or in equity, are agreed by the Partners to replace such other duties and liabilities of such Managing General Partner.

          G. Whenever in this Agreement the Managing General Partner is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, the Managing General Partner shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest or factors affecting the Partnership or the Partners or any of them, or (ii) in its "good faith" or under another expressed standard, the Managing General partner shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise. If any question should arise with respect to the operation of the Partnership, which is not otherwise specifically provided for in this Agreement or the Act, or with respect to the interpretation of this Agreement, the Managing General Partner is hereby authorized to make a final determination with respect to any such question and to interpret this Agreement in such a manner as it shall deem, in its sole discretion, to be fair and equitable, and its determination and interpretations so made shall be final and binding on all parties. The Managing General Partner's "sole discretion" and "discretion" under this Agreement shall be exercised in good faith.

          Section 7.9   Other Matters Concerning the Managing General Partner.
                        -----------------------------------------------------

          A. The Managing General Partner may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture or other paper or document believed by it in good faith to be genuine and to have been signed or presented by the proper party or parties.

          B. The Managing General Partner may consult with legal counsel, accountants, appraisers, management consultants, investment bankers, architects, engineers, environmental consultants and other consultants and advisers selected by it, and any act taken or omitted to be taken in reliance upon the opinion of such Persons as to matters that the Managing General Partner reasonably believes to be within such Person's professional or expert competence shall be conclusively presumed to have been done or omitted in good faith and in accordance with such opinion.

          C. The Managing General Partner shall have the right, in respect of any of its powers or obligations hereunder, to act through any of its duly authorized officers and a duly appointed attorney or attorneys-in-fact. Each such attorney shall, to the extent provided by the Managing General Partner in the power of attorney, have full power and authority to do and perform all and every act and duty that is permitted or required to be done by the Managing General Partner hereunder.

          D. Notwithstanding any other provision of this Agreement or the Act, any action of the Managing General Partner on behalf of the Partnership or any decision of the Managing General Partner to refrain from acting on behalf of the Partnership, undertaken in the good faith belief that such action or omission is necessary or advisable in order (i) to protect the ability of WEA to continue to qualify as a REIT, (ii) for WEA otherwise to satisfy the REIT Requirements,
(iii) to avoid WEA incurring any taxes under Code Section 857 or Code Section 4981 or (iv) for any Special Limited Partner to continue to qualify as a "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)), is expressly authorized under this Agreement and is deemed approved by all of the Limited Partners.

          Section 7.10   Title to Partnership Assets.  Title to Partnership
                         ---------------------------
assets, whether real, personal or mixed and whether tangible or intangible, shall be deemed to be owned by the Partnership as an entity, and no Partner , individually or collectively with other Partners, Investors or Persons, shall have any ownership interest in such Partnership assets or any portion thereof. Title to any or all of the Partnership assets may be held in the name of the Partnership, the Managing General Partner or one or more nominees, as the Managing General Partner may determine, including Affiliates of the Managing General Partner. The Managing General Partner hereby declares and warrants that any Partnership assets for which legal title is held in the name of the Managing General Partner or any nominee or Affiliate of the Managing General Partner shall be held by the Managing General Partner for the use and benefit of the Partnership in accordance with the provisions of this Agreement. All Partnership assets shall be recorded as the property of the Partnership in its books and records, irrespective of the name in which legal title to such Partnership assets is held.

          Section 7.11   Reliance by Third Parties.  Notwithstanding anything to
                         -------------------------
the contrary in this Agreement, any Person dealing with the Partnership shall be entitled to assume that the Managing General Partner has full power and authority, without the consent or approval of any other Partner, Investor or Person, to encumber, sell or otherwise use in any manner any and all assets of the Partnership and to enter into any contracts on behalf of the Partnership, and take any and all actions on behalf of the Partnership, and such Person shall be entitled to deal with the Managing General Partner as if it were the Partnership's sole party in interest, both legally and beneficially. Each Limited Partner and each Investor hereby waives any and all defenses or other remedies that may be available against such Person to contest, negate or disaffirm any action of the Managing General Partner in connection with any such dealing. In no event shall any Person dealing with the Managing General Partner or its representatives be obligated to ascertain that the terms of this Agreement have been complied with or to inquire into the necessity or expediency of any act or action of the

Managing General Partner or its representatives. Each and every certificate, document or other instrument executed on behalf of the Partnership by the Managing General Partner or its representatives shall be conclusive evidence in favor of any and every Person relying thereon or claiming thereunder that (i) at the time of the execution and delivery of such certificate, document or instrument, this Agreement was in full force and effect, (ii) the Person executing and delivering such certificate, document or instrument was duly authorized and empowered to do so for and on behalf of the Partnership and (iii) such certificate, document or instrument was duly executed and delivered in accordance with the terms and provisions of this Agreement and is binding upon the Partnership.


                                   ARTICLE 8
                  RIGHTS AND OBLIGATIONS OF LIMITED PARTNERS

          Section 8.1    Limitation of Liability.  No Limited Partner shall have
                         -----------------------
any liability under this Agreement except as expressly provided in this Agreement (including, without limitation, Section 10.4 hereof) or under the Act.

          Section 8.2    Management of Business.  No Limited Partner or Assignee
                         ----------------------
(other than the Managing General Partner, any of its Affiliates or any officer, director, member, employee, partner, agent or trustee of the Managing General Partner, the Partnership or any of their Affiliates, in their capacity as such) shall take part in the operations, management or control (within the meaning of the Act) of the Partnership's business, transact any business in the Partnership's name or have the power to sign documents for or otherwise bind the Partnership. The transaction of any such business by the Managing General Partner, any of its Affiliates or any officer, director, member, employee, partner, agent, representative, or trustee of the Managing General Partner, the Partnership or any of their Affiliates, in their capacity as such, shall not affect, impair or eliminate the limitations on the liability of the Limited Partners or Assignees under this Agreement.

          Section 8.3    Outside Activities of Limited Partners.  Subject to any
                         --------------------------------------
agreements entered into pursuant to Section 7.6 hereof and any other agreements entered into by a Limited Partner or any of its Affiliates with the Managing General Partner, the Partnership or a Subsidiary (including, without limitation, any employment agreement), any Limited Partner and any Assignee, officer, director, employee, agent, trustee, Affiliate, member or shareholder of any Limited Partner shall be entitled to and may have business interests and engage in business activities in addition to those relating to the Partnership, including business interests and activities that are in direct or indirect competition with the Partnership or that are enhanced by the activities of the Partnership. Neither the Partnership nor any Partner shall have any rights by virtue of this Agreement in any business ventures of any Limited Partner or Assignee. Subject to such agreements, none of the Limited Partners nor any other Person shall have any rights by virtue of this Agreement or the partnership relationship established hereby in any business ventures of any other Person (other than the Managing General Partner, to the extent expressly provided herein), and such Person shall have no obligation pursuant to this Agreement, subject to Section 7.6 hereof and any other agreements entered into by a Limited Partner or its Affiliates with the Managing General Partner, the Partnership or a Subsidiary, to offer any interest in any such business ventures to the Partnership, any Limited Partner, any Investor or any such other Person, even if such opportunity is of a character that, if presented to the Partnership, any Limited Partner or such other Person, could be taken by such Person. Notwithstanding any other provision of this Agreement, including without limitation Section 7.1.A and Section 7.5, one or more Affiliates of WEA may own membership interests or similar equity interests in one or more Subsidiaries, provided that the aggregate amount of such interests owned by the Affiliates of WEA in any one Subsidiary shall not exceed 5% of such Subsidiary's outstanding membership or similar equity interests and provided further that, at or promptly following the acquisition by such Affiliates of WEA of such interests, such interest(s) are listed as Excluded Properties on Exhibit G hereto.

          Section 8.4    Return of Capital.  Except pursuant to the rights of
                         -----------------
Redemption set forth in Section 16.1 hereof, no Limited Partner shall be entitled to the withdrawal or return of its Capital Contribution, except to the extent of distributions made pursuant to this Agreement or upon termination of the Partnership as provided herein. Except to the extent provided in Article 6 hereof or otherwise expressly provided in this Agreement, no Limited Partner or Assignee shall have priority over any other Limited Partner or Assignee either as to the return of Capital Contributions or as to profits, losses or distributions.

          Section 8.5    Rights of Limited Partners Relating to the Partnership.
                         ------------------------------------------------------

          A. In addition to other rights provided by this Agreement or by the Act, and except as limited by Section 8.5.C hereof, the Managing General Partner shall deliver to each Limited Partner a copy of any information mailed to the common shareholders of WEA as soon as practicable after such mailing.

          B. The Partnership shall notify any Limited Partner that is a Qualifying Party, on request, of the then current Adjustment Factor or any change made to the Adjustment Factor.

          C. Notwithstanding any other provision of this Section 8.5, the Managing General Partner may keep confidential from the Limited Partners (or any of them), for such period of time as the Managing General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the Managing General Partner believes to be in the nature of trade secrets or other information the disclosure of which the Managing General Partner in good faith believes is not in the best interests of the Partnership or the Managing General Partner or (ii) the Partnership or the Managing General Partner is required by law or by agreement to keep confidential.

          Section 8.6    Partnership Right to Call Limited Partner Interests.
                         ---------------------------------------------------
Notwithstanding any other provision of this Agreement, on and after the date on which the aggregate Percentage Interests of the Limited Partners (other than the Special Limited Partners) are less than one percent (1%), the Partnership shall have the right, but not the obligation, from time to time and at any time to redeem any and all outstanding Limited Partner Interests (other than the Special Limited Partners' Limited Partner Interests) by treating any Limited Partner as a Tendering Party who has delivered a Notice of Redemption pursuant to Section
16.1 hereof for the amount of Partnership Common Units to be specified by the Managing General Partner, in its sole and absolute discretion, by notice to such Limited Partner that the Partnership has elected to exercise its rights under this Section 8.6. Such notice given by the Managing General Partner to a Limited Partner pursuant to this Section 8.6 shall be treated as if it were a Notice of Redemption delivered to the Managing General Partner by such Limited Partner. For purposes of this Section 8.6, (a) any Limited Partner (whether or not otherwise a Qualifying Party) may, in the Managing General Partner's sole and absolute discretion, be treated as a Qualifying Party that is a Tendering Party and (b) the provisions of Sections 16.1.D(1), 16.1.F(2) and 16.1.F(3) hereof shall not apply, but the remainder of Section 16.1 hereof shall apply, mutatis
                                                                       -------
mutandis.
--------


                                   ARTICLE 9
                    BOOKS, RECORDS, ACCOUNTING AND REPORTS

          Section 9.1    Records and Accounting.
                         ----------------------

          A. The Managing General Partner shall keep or cause to be kept at the principal office of the Partnership those records and documents required to be maintained by the Act and other books and records deemed by the Managing General Partner to be appropriate with respect to the Partnership's business, including, without limitation, all books and records necessary to provide to the Limited Partners and the Investors any information, lists and copies of documents required to be provided pursuant to Section 8.5.A, Section 9.3 or
Article 13 hereof. Any records maintained by or on behalf of the Partnership in the regular course of its business may be kept on, or be in the form for, punch cards, magnetic tape, photographs, micrographics or any other information storage device, provided that the records so maintained are convertible into clearly legible written form within a reasonable period of time.

          B. The books of the Partnership shall be maintained, for financial and tax reporting purposes, on an accrual basis in accordance with generally accepted accounting principles, or on such other basis as the Managing General Partner determines to be necessary or appropriate. To the extent permitted by sound accounting practices and principles, the Partnership and the Managing General Partner may operate with integrated or consolidated accounting records, operations and principles.

          Section 9.2    Partnership Year.  The Partnership Year of the
                         ----------------
Partnership shall be the calendar year.

          Section 9.3    Reports.
                         -------

          A. As soon as practicable, but in no event later than one hundred five (105) days after the close of each Partnership Year, the Managing General Partner shall cause to be mailed to each Limited Partner of record as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of WEA if such statements are prepared solely on a consolidated basis with WEA, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the Managing General Partner.

          B. As soon as practicable, but in no event later than sixty (60) days after the close of each calendar quarter (except the last calendar quarter of each year), the Managing General Partner shall cause to be mailed to each Limited Partner of record as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of WEA if such statements are prepared solely on a consolidated basis with WEA, and such other information as may be required by applicable law or regulation or as the Managing General Partner determines to be appropriate. At the request of any Limited Partner, the Managing General Partner shall provide access to the books, records and workpapers upon which the reports required by this Section 9.3 are based, to the extent required by the Act.


                                  ARTICLE 10
                                  TAX MATTERS

          Section 10.1   Preparation of Tax Returns.  The Managing General
                         --------------------------
Partner shall arrange for the preparation and timely filing of all returns with respect to Partnership income, gains, deductions, losses and other items required of the Partnership for Federal and state income tax purposes and shall use all reasonable effort to furnish, within ninety (90) days of the close of each taxable year, the tax information reasonably required by Limited Partners and the Investors for Federal and state income tax reporting purposes. The Limited Partners and the Investors shall promptly provide the Managing General Partner with such information relating to the Contributed Properties, including tax basis and other relevant information, as may be reasonably requested by the Managing General Partner from time to time.

          Section 10.2   Tax Elections.  Except as otherwise provided herein,
                         -------------
the Managing General Partner shall, in its sole and absolute discretion, determine whether to make any available election pursuant to the Code, including, but not limited to, the election under Code Section 754 and the election to use the "recurring item" method of accounting provided under Code Section 461(h) with respect to property taxes imposed on the Partnership's Properties; provided, however, that, if the "recurring item" method of
            --------  -------
accounting is elected with respect to such property taxes, the Partnership shall pay the applicable property taxes prior to the date provided in Code
Section 461(h) for purposes of determining economic performance. The Managing General Partner shall have the right to seek to revoke any such election (including, without limitation, any election under Code Sections 461(h) and 754) upon the Managing General Partner's determination in its sole and absolute discretion that such revocation is in the best interests of the Partners and Investors.

          Section 10.3   Tax Matters Partner.
                         -------------------

          A. The Managing General Partner shall be the "tax matters partner" of the Partnership for Federal income tax purposes. The tax matters partner shall receive no compensation for its services. All third-party costs and expenses incurred by the tax matters partner in performing its duties as such (including legal and accounting fees and expenses) shall be borne by the Partnership in addition to any reimbursement pursuant to Section 7.4 hereof. Nothing herein shall be construed to restrict the Partnership from engaging an accounting firm to assist the tax matters partner in discharging its duties hereunder, so long as the compensation paid by the Partnership for such services is reasonable. At the request of any Limited Partner or any Investor, the Managing General Partner agrees to inform such Limited Partner or Investor regarding the preparation and filing of any returns and with respect to any subsequent audit or litigation relating to such returns; provided, however, that
                                                         --------  -------
the filing of such returns shall be in the sole and absolute discretion of the Managing General Partner.

          B.   The tax matters partner is authorized, but not required:

               (1) to enter into any settlement with the IRS with respect to any administrative or judicial proceedings for the adjustment of Partnership items required to be taken into account by a Partner or an Investor for income tax purposes (such administrative proceedings being referred to as a "tax audit" and such judicial proceedings being referred to as "judicial
      ---------                                                      --------
     review"), and in the settlement agreement the tax matters partner may
     ------
     expressly state that such agreement shall bind all Partners and Investors, except that such settlement agreement shall not bind any Partner or Investor (i) who (within the time prescribed pursuant to the Code and Regulations) files a statement with the IRS providing that the tax matters partner shall not have the authority to enter into a settlement agreement on behalf of such Partner or such Investor (as the case may be) or (ii) who is a "notice partner" (as defined in Code Section 6231) or a member of a "notice group" (as defined in Code Section 6223(b)(2));

               (2) in the event that a notice of a final administrative adjustment at the Partnership level of any item required to be taken into account by a Partner or an Investor for tax purposes (a "final adjustment")
                                                              ----------------
     is mailed to the tax matters partner, to seek judicial review of such final adjustment, including the filing of a petition for readjustment with the United States Tax Court or the United States Claims Court, or the filing of a complaint for refund with the District Court of the United States for the district in which the Partnership's principal place of business is located;

               (3) to intervene in any action brought by any other Partner or any Investor for judicial review of a final adjustment;

               (4) to file a request for an administrative adjustment with the IRS at any time and, if any part of such request is not allowed by the IRS, to file an appropriate pleading (petition or complaint) for judicial review with respect to such request;

               (5) to enter into an agreement with the IRS to extend the period for assessing any tax that is attributable to any item required to be taken into account by a Partner or an Investor for tax purposes, or an item affected by such item; and

               (6) to take any other action on behalf of the Partners and the Investors or any of them in connection with any tax audit or judicial review proceeding to the extent permitted by applicable law or regulations.

The taking of any action and the incurring of any expense by the tax matters partner in connection with any such proceeding, except to the extent required by law, is a matter in the sole and absolute discretion of the tax matters partner and the provisions relating to indemnification of the Managing General Partner set forth in Section 7.7 hereof shall be fully applicable to the tax matters partner in its capacity as such.

          Section 10.4   Withholding.  Each Limited Partner and each Investor
                         -----------
hereby authorizes the Partnership to withhold from or pay on behalf of or with respect to such Limited Partner and such Investor any amount of Federal, state, local or foreign taxes that the Managing General Partner determines that the Partnership is required to withhold or pay with respect to any amount distributable or allocable to such Limited Partner or such Investor pursuant to this Agreement, including, without limitation, any taxes required to be withheld or paid by the Partnership pursuant to Code Section 1441, Code Section 1442, Code Section 1445 or Code Section 1446. Any amount paid on behalf of or with respect to a Limited Partner or Investor shall constitute a loan by the Partnership to such Limited Partner or such Investor, which loan shall be repaid by such Limited Partner or such Investor within fifteen (15) days after notice from the Managing General Partner that such payment must be made unless (i) the Partnership withholds such payment from a distribution that would otherwise be made to the Limited Partner or Investor or (ii) the Managing General Partner determines, in its sole and absolute discretion, that such payment may be satisfied out of the Available Cash of the Partnership that would, but for such payment, be distributed to the Limited Partner or Investor. Each Limited Partner and each Investor hereby unconditionally and irrevocably grants to the Partnership a security interest in such Limited Partner's Partnership Interest, in the case of Limited Partners and in such Investor's Investor Unit Right, in the case of an Investor, to secure such Limited Partner's or such Investor's (as the case may be) obligation to pay to the Partnership any amounts required to be paid pursuant to this Section 10.4. In the event that a Limited Partner or an Investor fails to pay any amounts owed to the Partnership pursuant to this Section 10.4 when due, the Managing General Partner may, in its sole and absolute discretion, elect to make the payment to the Partnership on behalf of such defaulting Limited Partner or Investor, and in such event shall be deemed to have loaned such amount to such defaulting Limited Partner or Investor (as the case may be) and shall succeed to all rights and remedies of the Partnership as against such defaulting Limited Partner or Investor (as the case may be) (including, without limitation, the right to receive distributions). Any amounts payable by a Limited Partner or an Investor hereunder shall bear interest at the base rate on corporate loans at large United States money center commercial banks, as published from time to time in the Wall Street Journal, plus four (4) percentage points (but not higher than
    -------------------
the maximum lawful rate) from the date such amount is due (i.e., fifteen (15)
                                                           ----
days after demand) until such amount is paid in full. Each Limited Partner and each Investor shall take such actions as the Partnership or the Managing General Partner shall request in order to perfect or enforce the security interest created hereunder.

          Section 10.5   Organizational Expenses.  The Partnership shall elect
                         -----------------------
to deduct expenses, if any, incurred by it in organizing the Partnership ratably over a 60 month period as provided in Section 709 of the Code.


                                  ARTICLE 11
                       PARTNER TRANSFERS AND WITHDRAWALS

          Section 11.1   Transfer.
                         --------

          A. No part of the interest of a Partner shall be subject to the claims of any creditor, to any spouse for alimony or support, or to legal process, and may not be voluntarily or involuntarily alienated or encumbered except as may be specifically provided for in this Agreement.

          B. No Partnership Interest shall be Transferred, in whole or in part, except in accordance with the terms and conditions set forth in this
Article 11. Any Transfer or purported Transfer of a Partnership Interest not made in accordance with this Article 11 shall be null and void ab initio.

          C. Notwithstanding the other provisions of this Article 11 (other than Section 11.7.D hereof), the respective Partnership Interests of the Managing General Partner and the Special Limited Partners may be Transferred, in whole or in part, at any time or from time to time, to or among the Managing General Partner, the Special Limited Partners, and any other Person that is, at the time of such Transfer, an Affiliate of WEA, including any "qualified REIT
                                                               --------------
subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA.
----------
Any transferee of the entire Managing General Partner Interest pursuant to this
Section 11.1.C shall, upon compliance with Section 12.1.A hereof, become, without further action or consent of any Partners or other Persons, the sole Managing General Partner of the Partnership, subject to all the rights, privileges, duties and obligations under this Agreement and the Act relating to a Managing General Partner. Any transferee of a Limited Partner Interest pursuant to this Section 11.1.C shall, upon its execution of a counterpart of this Agreement, become, without further action or consent of any Partner or any other Person, a Substituted Limited Partner. Upon any Transfer of the Managing General Partner's entire General Partner Interest (other than a pledge, hypothecation, encumbrance or mortgage) permitted by this Section 11.1.C, the transferor Partner shall be relieved of all its obligations under this Agreement from and after the date of such Transfer. The provisions of Section 11.2.B (other than the last sentence thereof), 11.3, 11.4.A and 11.5 hereof shall not apply to any Transfer permitted by this Section 11.1.C.

          D. No Transfer of any Partnership Interest may be made to a lender to the Partnership or any Person who is related (within the meaning of Section 1.752-4(b) of the Regulations) to any lender to the Partnership whose loan constitutes a Nonrecourse Liability, without the consent of the Managing General Partner in its sole and absolute discretion; provided that as a condition to
                                             -------------
such consent, the lender will be required to enter into an arrangement with the Partnership and the Managing General Partner to redeem or exchange for the REIT Shares Amount any Partnership Units in which a security interest is held by such lender simultaneously with the time at which such lender would be deemed to be a partner in the Partnership for purposes of allocating liabilities to such lender under Section 752 of the Code.

          Section 11.2   Transfer of General Partner's Partnership Interest.
                         --------------------------------------------------

          A. The Managing General Partner may not Transfer any of its Managing General Partner Interest or withdraw from the Partnership except as provided in Sections 11.1.C, 11.2.B and 11.2.C hereof.

          B. Except as provided in Section 11.1.C and Section 11.2.C hereof, the Managing General Partner shall not withdraw from the Partnership and shall not Transfer all of its interest in the Partnership (whether by sale, disposition, statutory merger or consolidation, liquidation or other wise) without the Consent of the Partners. Upon any Transfer of such a Partnership Interest pursuant to the Consent of the Partners and otherwise in accordance with the provisions of this Section 11.2.B, the transferee shall become a successor Managing General Partner for all purposes herein, and shall be vested with the powers and rights of the transferor Managing General Partner, and shall be liable for all obligations and responsible for all duties of the Managing General Partner, once such transferee has executed such instruments as may be necessary to effectuate such admission and to confirm the agreement of such transferee to be bound by all the terms and provisions of this Agreement with respect to the Partnership Interest so acquired. It is a condition to any Transfer otherwise permitted hereunder that the transferee assumes, by operation of law or express agreement, all of the obligations of the transferor Managing General Partner under this Agreement with respect to such Transferred Partnership Interest, and such Transfer shall relieve the transferor Managing General Partner of its obligations under this Agreement without the Consent of the Partners. In the event that the Managing General Partner withdraws from the Partnership, in violation of this Agreement or otherwise, or otherwise dissolves or terminates, or upon the bankruptcy of the Managing General Partner, a Majority in Interest of the Partners may elect to continue the Partnership business by selecting a successor Managing General Partner in accordance with Section 14.1.A hereof. The Managing General Partner may Transfer any portion (but not all) of its interest in the Partnership (whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise) without the Consent of the Partners and such transferee shall become an Additional General Partner of the Partnership, with such rights, duties and obligations and transfer restrictions hereunder as may be delegated or provided to such Additional General Partner by the Managing General Partner in connection with such Transfer, all without the Consent of the Partners.

          C. The Managing General Partner may merge with another entity if immediately after such merger substantially all the assets of the surviving entity, other than the General Partner Interest held by the Managing General Partner, are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units or Investor Unit Rights.

          D. No Additional General Partner shall Transfer any of its General Partner Interest or withdraw from the Partnership except with the consent of the Managing General Partner.

          Section 11.3   Limited Partners' Rights to Transfer.
                         ------------------------------------

          A.   General.  Prior to the end of the first Twelve-Month Period and
               -------
except as provided in Section 11.1.C hereof, no Limited Partner shall Transfer all or any portion of its Partnership Interest to any transferee without the consent of the Managing General Partner, which consent may be withheld in its sole and absolute discretion; provided, however, that any Limited Partner may,
                              --------  -------
at any time, without the consent of the Managing General Partner, (i) Transfer all or part of its Partnership Interest to any Family Member, any Charity, any Controlled Entity or any Affiliate, provided that (A) any such Transfer is not a "sale" within the meaning of Section 2(3) of the Securities Act, (B) the transferee is a Qualified Transferee, or (C) the Managing General Partner receives an opinion of counsel to the same effect as the opinion described in
Section 11.3.A(2) of this

Agreement, (ii) upon the death of a Limited Partner, the Limited Partner's estate may Transfer such Limited Partner's Partnership Interests in any Transfer that is not a "sale" within the meaning of Section 2(3) of the Securities Act or
(iii) pledge (a "Pledge") all or any portion of its Partnership Interest to a
                 ------
lending institution, that is not an Affiliate of such Limited Partner, as collateral or security for a bona fide loan or other extension of credit, and Transfer such pledged Partnership Interest to such lending institution in connection with the exercise of remedies under such loan or extension or credit (any Transfer or Pledge permitted by this proviso is hereinafter referred to as a "Permitted Transfer"). After such first Twelve-Month Period, each Limited
   ------------------
Partner, and each transferee of Partnership Units or Assignee pursuant to a Permitted Transfer, shall have the right to Transfer all or any portion of its Partnership Interest to any Person, subject to the provisions of Section 11.4 hereof and to satisfaction of each of the following conditions:

               (1) Managing General Partner Right of First Refusal.  The
                   -----------------------------------------------
     transferring Partner (or the Partner's estate in the event of the Partner's death) shall give written notice of the proposed Transfer to the Managing General Partner, which notice shall state (i) the identity of the proposed transferee and (ii) the amount and type of consideration proposed to be received for the Transferred Partnership Units. The Managing General Partner shall have ten (10) Business Days upon which to give the Transferring Partner notice of its election to acquire the Partnership Units on the terms set forth in such notice. If it so elects, it shall purchase the Partnership Units on such terms within ten (10) Business Days after giving notice of such election; provided, however, that in the event
                                           --------  -------
     that the proposed terms involve a purchase for cash, the Managing General Partner may at its election deliver in lieu of all or any portion of such cash a note payable to the Transferring Partner at a date as soon as reasonably practicable, but in no event later than one hundred eighty (180) days after such purchase, and bearing interest at an annual rate equal to the total dividends declared with respect to one (1) REIT Share for the four (4) preceding fiscal quarters of the Managing General Partner, divided
                                                                         -------
     by the Value as of the closing of such purchase; provided, further, that
     --                                               --------  -------
     such closing may be deferred to the extent necessary to effect compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and any other applicable requirements of law. If it does not so elect, the Transferring Partner may Transfer such Partnership Units to a third party, on terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 11.3 or, in the event of the Limited Partner's death, the Limited Partner's estate may Transfer such Limited Partner's Partnership Interests in any Transfer that is not a "sale" within the meaning of Section 2(3) of the Securities Act.

               (2) Opinion of Counsel.  The Transferor shall deliver or cause to
                   ------------------
     be delivered to the Managing General Partner an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate the registration provisions of the Securities Act and the regulations promulgated thereunder or violate any state securities laws or regulations applicable to the Partnership or the Partnership Interests Transferred; provided that the Managing General Partner may, in
                            --------
     its sole discretion, waive this condition upon the request of the Transferor. If, in the opinion of such counsel, such Transfer would require the filing of a registration statement under the Securities Act or would otherwise violate any Federal or state securities laws or regulations applicable to the Partnership or the Partnership Units, the Managing General Partner may prohibit any Transfer otherwise permitted under this
     Section 11.3 by a Limited Partner of Partnership Interests.

               (3) Minimum Transfer Restriction.  Any Transferring Partner must
                   ----------------------------
     Transfer not less than the lesser of (i) five hundred (500) Partnership Units or (ii) all of the remaining Partnership Units owned by such Transferring Partner; provided, however, that, for purposes of determining
                           --------  -------
     compliance with the foregoing restriction, all Partnership Units owned by Affiliates of a Limited Partner shall be considered to be owned by such Limited Partner.

               (4) Transferee Agreement to Effect a Redemption.  Any proposed
                   -------------------------------------------
     transferee shall deliver to the Managing General Partner a written agreement reasonably satisfactory to the Managing General Partner to the effect that the transferee will, within six (6) months after consummation of a Partnership Common Units Transfer, tender its Partnership Common Units for Redemption in accordance with the terms of the Redemption rights provided in Section 16.1 hereof.

               (5) No Further Transfers.  The transferee shall not be permitted
                   --------------------
     to effect any further Transfer of the Partnership Units, other than to the Managing General Partner.

               (6) Exception for Permitted Transfers.  The conditions of
                   ---------------------------------
     Sections 11.3.A(1) through 11.3.A(5) hereof shall not apply in the case of a Permitted Transfer.

It is a condition to any Transfer otherwise permitted hereunder (whether or not such Transfer is effected during or after the first Twelve-Month Period) that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Limited Partner under this Agreement with respect to such Transferred Partnership Interest, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Partner are assumed by a successor corporation by operation of law) shall relieve the transferor Partner of its obligations under this Agreement without the approval of the Managing General Partner, in its sole and absolute discretion. Notwithstanding the foregoing, any transferee of any Transferred Partnership Interest shall be subject to any and all ownership limitations (including, without limitation, the Ownership Limit) contained in the Charter that may limit or restrict such transferee's ability to exercise its Redemption rights, including, without limitation, the Ownership Limit. Any transferee, whether or not admitted as a Substituted Limited Partner, shall take subject to the obligations of the transferor hereunder. Unless admitted as a Substituted Limited Partner, no transferee, whether by a voluntary Transfer, by operation of law or otherwise, shall have any rights hereunder, other than the rights of an Assignee as provided in Section 11.5 hereof.

          B.   Incapacity.  If a Limited Partner is subject to Incapacity, the
               ----------
executor, administrator, trustee, committee, guardian, conservator or receiver of such Limited Partner's estate shall have all the rights of a Limited Partner, but not more rights than those enjoyed by other Limited Partners, for the purpose of settling or managing the estate, and such power as the Incapacitated Limited Partner possessed to Transfer all or any part of its interest in the Partnership. The Incapacity of a Limited Partner, in and of itself, shall not dissolve or terminate the Partnership.

          C.   Adverse Tax Consequences.  No Transfer by a Limited Partner of
               ------------------------
its Partnership Interests (including any Redemption, any other acquisition of Partnership Units by the Managing General Partner or any acquisition of Partnership Units by the Partnership) may be made to or by any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation or would result in a termination of the Partnership under Code Section 708, or (ii) such Transfer would be effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704.

          Section 11.4   Substituted Limited Partners.
                         ----------------------------

          A. No Limited Partner shall have the right to substitute a transferee (including any transferees pursuant to Transfers permitted by Section
11.3 hereof) as a Limited Partner in its place. A transferee of the interest of a Limited Partner may be issued Partnership Unit Certificates and admitted as a Substituted Limited Partner only with the consent of the Managing General Partner, which consent may be given or withheld by the Managing General Partner in its sole and absolute discretion. The failure or refusal by the Managing General Partner to permit a transferee of any such interests to become a Substituted Limited Partner shall not give rise to any cause of action against the Partnership or the Managing General Partner. Subject to the foregoing, an Assignee shall not be admitted as a Substituted Limited Partner until and unless it furnishes to the Managing General Partner (i) evidence of acceptance, in form and substance satisfactory to the Managing General Partner, of all the terms, conditions and applicable obligations of this Agreement, (ii) a counterpart signature page to this Agreement executed by such Assignee and (iii) such other documents and instruments as may be required or advisable, in the sole and absolute discretion of the Managing General Partner, to effect such Assignee's admission as a Substituted Limited Partner.

          B. Concurrently with, and as evidence of, the admission of a Substituted Limited Partner, the Managing General Partner shall (i) upon delivery of the transferring Limited Partner's transferred Partnership Unit Certificates, issue to the Person being admitted as a Substituted Limited Partner one or more Partnership Unit Certificates to evidence the Partnership Interest being acquired by such Person and (ii) amend Exhibit A and the books and records of the Partnership to reflect the name,
---------
address and number of Partnership Units of such Substituted Limited Partner and to eliminate or adjust, if necessary, the name, address and number of Partnership Units of the predecessor of such Substituted Limited Partner.

          C. A transferee who has been admitted as a Substituted Limited Partner in accordance with this Article 11 shall have all the rights and powers and be subject to all the restrictions and liabilities of a Limited Partner under this Agreement.

          Section 11.5   Assignees.  If the Managing General Partner, in its
                         ---------
sole and absolute discretion, does not consent to the admission of any permitted transferee under Section 11.3 hereof as a Substituted Limited Partner, as described in Section 11.4 hereof, such transferee shall be considered an Assignee for purposes of this Agreement. An Assignee shall be entitled to all the rights of an assignee of a limited partnership interest under the Act, including the right to receive distributions from the Partnership and the share of Net Income, Net Losses and other items of income, gain, loss, deduction and credit of the Partnership attributable to the Partnership Units assigned to such transferee and the rights to Transfer the Partnership Units provided in this
Article 11, but shall not be deemed to be a holder of Partnership Units for any other purpose under this Agreement (other than as expressly provided in Section
16.1 hereof with respect to a Qualifying Party that becomes a Tendering Party), and shall not be entitled to effect a Consent or vote with respect to such Partnership Units on any matter presented to the Limited Partners for approval (such right to Consent or vote, to the extent provided in this Agreement or under the Act, fully remaining with the transferor Limited Partner). In the event that any such transferee desires to make a further assignment of any such Partnership Units, such transferee shall be subject to all the provisions of this Article 11 to the same extent and in the same manner as any Limited Partner desiring to make an assignment of Partnership Units.

          Section 11.6   General Provisions.
                         ------------------

          A. No Limited Partner may withdraw from the Partnership other than as a result of a permitted Transfer of all of such Limited Partner's Partnership Units in accordance with this Article 11, with respect to which the transferee becomes a Substituted Limited Partner, or pursuant to a redemption (or acquisition by WEA) of all of its Partnership Units pursuant to a Redemption under Section 16.1 hereof and/or pursuant to any Partnership Unit Designation.

          B. Any Limited Partner who shall Transfer all of its Partnership Units in a Transfer (i) permitted pursuant to this Article 11 where such transferee was admitted as a Substituted Limited Partner, (ii) pursuant to the exercise of its rights to effect a redemption of all of its

Partnership Units pursuant to a Redemption under Section 16.1 hereof and/or pursuant to any Partnership Unit Designation or (iii) to the Managing General Partner, whether or not pursuant to Section 16.1.B hereof, shall cease to be a Limited Partner.

          C. If any Partnership Unit is Transferred in compliance with the provisions of this Article 11, or is redeemed by the Partnership, or acquired by WEA pursuant to Section 16.1 hereof, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Partnership Unit for such Partnership Year shall be allocated to the transferor Partner or the Tendering Party (as the case may be) and, in the case of a Transfer or assignment other than a Redemption, to the transferee Partner (including, without limitation, any Special Limited Partner as transferees of WEA in the case of an acquisition of Partnership Common Units pursuant to
Section 16.1 hereof), by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the "interim closing of the books" method or another permissible method selected by the Managing General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee Partner and none of such items for the calendar month in which a Transfer or a Redemption occurs shall be allocated to the transferor Partner, or the Tendering Party (as the case may be) if such Transfer occurs on or before the fifteenth (15th) day of the month, otherwise such items shall be allocated to the transferor. All distributions of Available Cash attributable to such Partnership Unit with respect to which the Partnership Record Date is before the date of such Transfer, assignment or Redemption shall be made to the transferor Partner or the Tendering Party (as the case may be) and, in the case of a Transfer other than a Redemption, all distributions of Available Cash thereafter attributable to such Partnership Unit shall be made to the transferee Partner.

          D. In addition to any other restrictions on Transfer herein contained, in no event may any Transfer or assignment of a Partnership Interest by any Partner (including any Redemption, any acquisition of Partnership Units by WEA or any other acquisition of Partnership Units by the Partnership) be made
(i) to any person or entity who lacks the legal right, power or capacity to own a Partnership Interest; (ii) in violation of applicable law; (iii) of any component portion of a Partnership Interest, such as the Capital Account, or rights to distributions, separate and apart from all other components of a Partnership Interest; (iv) in the event that such Transfer would cause either
(a) WEA to cease to comply with the REIT Requirements or (b) any Special Limited Partner to cease to qualify as a "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2); (v) if such Transfer would, in the opinion of counsel to the Partnership or the Managing General Partner, cause a termination of the Partnership for Federal or state income tax purposes (except as a result of the Redemption (or acquisition by WEA) of all Partnership Common Units held by all Limited Partners (other than the Special Limited Partners); (vi) if such Transfer would, in the opinion of legal counsel to the Partnership, cause the Partnership to cease to be classified as a partnership for Federal income tax purposes (except as a result of the Redemption (or acquisition by WEA) of all Partnership

Common Units held by all Limited Partners (other than the Special Limited Partners); (vii) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in ERISA Section 3(14)) or a "disqualified person" (as defined in Code Section 4975(c)); (viii) if such Transfer would, in the opinion of legal counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (ix) if such Transfer requires the registration of such Partnership Interest pursuant to any applicable Federal or state securities laws; (x) if such Transfer causes the Partnership to become a "publicly traded partnership," as such term is defined in Code Section 469(k)(2) or Code 7704(b); (xi) if such Transfer would cause the Partnership to have more than one hundred (100) partners for tax purposes (including as partners those persons indirectly owning an interest in the Partnership through a partnership, limited liability company, subchapter S corporation or grantor trust); (xii) if such Transfer causes the Partnership (as opposed to the Managing General Partner) to become a reporting company under the Exchange Act; or (xiii) if such Transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended.

          E. Transfers pursuant to this Article 11 may only be made on the first day of a fiscal quarter of the Partnership, unless the Managing General Partner otherwise agrees.


                                  ARTICLE 12
                             ADMISSION OF PARTNERS

          Section 12.1   Admission of Successor Managing General Partner and
                         ---------------------------------------------------
Additional General Partners.
---------------------------

          A. A successor to all of the Managing General Partner's Managing General Partner Interest pursuant to Section 11.1.C or Section 11.2 hereof who is proposed to be admitted as a successor Managing General Partner shall be admitted to the Partnership as the Managing General Partner, effective immediately prior to such Transfer. Any such successor shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the successor Managing General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission.

          B. A successor to a portion of the Managing General Partner's Managing General Partner Interest pursuant to Section 11.2.B hereof or any Person to be admitted as an Additional General Partner pursuant to Section 4.2.A hereof who is proposed to be admitted as an Additional General Partner shall be admitted to the Partnership as a General Partner, effective immediately prior to such Transfer. Any such Additional General Partner shall carry on the business of the Partnership without dissolution. In each case, the admission shall be subject to the Additional General Partner executing and delivering to the Partnership an acceptance of all of the terms and conditions of this Agreement and such other documents or instruments as may be required to effect the admission. Concurrently with, and as evidence of, the admission of an Additional General Partner, the Managing General Partner shall (A) Transfer to or issue to (as applicable) such Additional General Partner Partnership Unit Certificates to evidence the Partnership Interest of such Additional General Partner and (B) amend Exhibit A and the books and records of the Partnership to reflect the
      ---------
name, address and number of Partnership Units of such Additional General
Partner.

          Section 12.2   Admission of Additional Limited Partners.
                         ----------------------------------------

          A. After the admission to the Partnership of an Original Limited Partner on the date hereof, a Person (other than an existing Partner) who makes a Capital Contribution to the Partnership in exchange for Partnership Units and in accordance with this Agreement shall be issued Partnership Unit Certificates and be admitted to the Partnership as an Additional Limited Partner only upon furnishing to the Managing General Partner (i) evidence of acceptance, in form and substance satisfactory to the Managing General Partner, of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 2.4 hereof, (ii) a counterpart signature page to this Agreement executed by such Person and (iii) such other documents or instruments as may be required in the sole and absolute discretion of the Managing General Partner in order to effect such Person's admission as an Additional Limited Partner. Concurrently with, and as evidence of, the admission of an Additional Limited Partner, the Managing General Partner shall (A) issue to such Additional Limited Partner Partnership Unit Certificates to evidence the Partnership Interest of such Additional Limited Partner and (B) amend Exhibit A
                                                                      ---------
and the books and records of the Partnership to reflect the name, address and number of Partnership Units of such Additional Limited Partner.

          B. Notwithstanding anything to the contrary in this Section 12.2, no Person shall be admitted as an Additional Limited Partner without the consent of the Managing General Partner, which consent may be given or withheld in the Managing General Partner's sole and absolute discretion. The admission of any Person as an Additional Limited Partner shall become effective on the date upon which the name of such Person is recorded on the books and records of the Partnership, following the consent of the Managing General Partner to such admission and the satisfaction of all the conditions set forth in Section 12.2.A.

          C. If any Additional Limited Partner is admitted to the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Holders for such Partnership Year shall be allocated among such Additional Limited Partner and all other Holders by taking into account their varying interests during the Partnership Year in accordance with Code

Section 706(d), using the "interim closing of the books" method or another permissible method selected by the Managing General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Additional Limited Partner occurs shall be allocated among all the Holders including such Additional Limited Partner, in accordance with the principles described in Section 11.6.C hereof. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Partners and Assignees other than the Additional Limited Partner, and all distributions of Available Cash thereafter shall be made to all the Partners and Assignees including such Additional Limited Partner.

          D. Any Additional Limited Partner admitted to the Partnership that is an Affiliate of the Managing General Partner shall be deemed to be a "Special Limited Partner" hereunder and shall be reflected as such on Exhibit A and the books and records of the Partnership.

          Section 12.3   Amendment of Agreement and Certificate of Limited
                         -------------------------------------------------
Partnership.  For the admission to the Partnership of any Partner, the Managing
-----------
General Partner shall take all steps necessary and appropriate under the Act to amend the records of the Partnership and, if necessary, to prepare as soon as practical an amendment of this Agreement (including an amendment of Exhibit A)
                                                                    ---------
and, if required by law, shall prepare and file an amendment to the Certificate and may for this purpose exercise the power of attorney granted pursuant to
Section 2.4 hereof.

          Section 12.4   Limit on Number of Partners.  Unless otherwise
                         ---------------------------
permitted by the Managing General Partner in its sole and absolute discretion, no Person shall be admitted to the Partnership as an Additional Limited Partner if the effect of such admission would be to cause the Partnership to have a number of Partners (including as Partners for this purpose those Persons indirectly owning an interest in the Partnership through another partnership, a limited liability company, a subchapter S corporation or a grantor trust) that would cause the Partnership to become a reporting company under the Exchange Act.

          Section 12.5   Admission.  A Person shall be admitted to the
                         ---------
Partnership as a limited partner of the Partnership or a general partner of the Partnership only upon strict compliance, and not upon substantial compliance, with the requirements set forth in this Agreement for admission to the Partnership as a Limited Partner or a General Partner.

          Section 12.6   Representation and Warranty of the General Partners.
                         ---------------------------------------------------
Each of the Managing General Partner and any Additional General Partner represents, warrants and covenants that, other than for United States Federal, state and local tax purposes, it will not, and will not cause or permit the Partnership to, treat any Investor as a partner of the Partnership.

                                  ARTICLE 13
                                   INVESTORS

          Section 13.1   Grants of Investor Unit Rights.
                         ------------------------------

          A.   General.  The Managing General Partner is hereby authorized to
               -------
cause the Partnership to grant Investor Unit Rights, for any Partnership purpose, at any time or from time to time, to any Persons (other than Partners) for such consideration and on such terms and conditions as shall be established by the Managing General Partner in its sole and absolute discretion, all without the approval of any Limited Partner or any other Person; provided, however, that
                                                         --------  -------
no Investor Unit Right shall be a "partnership interest" as defined in the Act and no Investor shall be a partner of the Partnership (however it is acknowledged that an Investor shall be treated as a partner for United States tax purposes). Without limiting the foregoing, the Managing General Partner is expressly authorized to cause the Partnership to grant Investor Unit Rights (i) pursuant to Article 4 hereof, (ii) upon the conversion, redemption or exchange of any Debt, Partnership Units, Investor Unit Rights, or other securities issued by the Partnership, (iii) for less than fair market value, so long as the Managing General Partner concludes in good faith that such grant is in the best interests of the Managing General Partner and the Partnership, and (iv) in connection with any merger of any other Person into the Partnership if the applicable merger agreement provides that Persons are to receive Investor Unit Rights in exchange for their interests in the Person merging into the Partnership. Investor Unit Rights may be granted in one or more classes, or one or more series of any of such classes, with such designations, preferences and relative, participating, optional or other special rights, powers and duties (including, without limitation, rights, powers and duties that may be senior or otherwise entitled to preference over existing Partnership Units and/or Investor Unit Rights) as shall be determined by the Managing General Partner, in its sole and absolute discretion without the approval of any Limited Partner or any other Person, and set forth in a written document attached to and made an exhibit to this Agreement, which exhibit shall be an amendment to this Agreement and shall be incorporated herein by this reference (each, a "Investor Unit Right
                                                   --------------------
Designation"); provided, however, that no Investor Unit Right shall be a
-----------    --------  -------
"partnership interest" as defined in the Act and no Investor shall be a partner of the Partnership (however it is acknowledged that an Investor shall be treated as a partner for United States tax purposes). Without limiting the generality of the foregoing, the Managing General Partner shall have authority to specify (a) the allocations of items of Partnership income, gain, loss, deduction and credit to each such class or series of Investor Unit Rights; (b) the right of each such class or series of Investor Unit Rights to share (on a pari passu, junior or preferred basis) in Partnership distributions; (c) the rights of each such class or series of Investor Unit Rights upon dissolution and liquidation of the Partnership; (d) the voting rights, if any, of each such class or series of Investor Unit Rights; and (e) the conversion, redemption or exchange rights applicable to each such class or series of Investor Unit Rights. Upon the grant of any additional Investor Unit Right, the Managing General Partner shall amend Exhibit B as appropriate to reflect such grant. As of the date hereof, the
---------
Partnership has established the Class A Investor Unit Rights, as set forth in the Investor Unit Right Designation attached hereto as Exhibit
                                                                       -------
I, which exhibit is incorporated herein by this reference.
-

          B.   Issuances to the General Partner or Limited Partners.  No
               ----------------------------------------------------
Investor Unit Rights shall be granted to the General Partner or any Limited Partner; provided, however, that the Managing General Partner may subsequently
         --------  -------
acquire Investor Unit Rights from Investors as provided pursuant to, and in accordance with the terms of, this Agreement. Investor Unit Rights are separate and distinct from Partnership Interests, including Partnership Units, and Investor Unit Rights do not become Partnership Interests, including Partnership Units, when held by a Partner. A Person may have the dual status of Partner and Investor and such Person shall, in its capacity as a Partner, have the rights and powers, and be subject to the restrictions and liabilities, of a Partner and, in its capacity as an Investor, have the rights and powers, and be subject to the restrictions and liabilities, of an Investor.

          C.   No Preemptive Rights.  No Investor shall have any preemptive,
               --------------------
preferential, participation or similar right or rights to subscribe for or acquire any Investor Unit Right.

          Section 13.2   Nature of Investors and Investor Unit Rights.  Except
                         --------------------------------------------
as permitted pursuant to Section 13.10 hereof, no Investor shall be or be admitted as a Partner or joint venturer of the Partnership or any Partner of the Partnership for purposes of the Act or for any other purpose; provided, however,
                                                              --------  -------
each Investor, in its capacity as an Investor, shall be treated as a partner of the Partnership for the purposes of United States Federal, state and local tax laws and the regulations now or hereafter promulgated thereunder and the Partnership's income tax return will characterize each Investor as a "limited partner" and not as a "general partner". It is expressly acknowledged and agreed by each of the Partners and Investors that no Investor shall be a "limited partner" or a "general partner" as such terms are defined in the Act or for any other purpose, including for any purpose of this Agreement, or at law or in equity, and shall have no rights, powers or obligations as a "partner" as such term is defined in the Act or otherwise at law or in equity. Further, it is expressly acknowledged and agreed that no Investor shall have any right to participate in or exercise control or management power over the business and affairs of the Partnership. Investor Unit Rights shall be personal property for all purposes. The interest of an Investor in its Investor Unit Rights shall be treated as an "interest" in the Partnership for purposes of United States Federal, state and local tax laws and the regulations now or hereafter promulgated thereunder, but shall not constitute a "partnership interest" as such term is defined in the Act.

          Section 13.3   Acceptance of Additional Investors.
                         ----------------------------------

          A. A Person (other than an existing Partner) who makes a Capital Contribution to the Partnership in exchange for Investor Unit Rights and in accordance with this Agreement shall be accepted as an Investor hereunder only upon furnishing to the Managing General Partner (i) evidence of acceptance, in form and substance satisfactory to the Managing General Partner, of all of the terms and conditions of this Agreement, including, without limitation, the power of attorney granted in Section 13.8 hereof, (ii) a counterpart signature page to this Agreement executed by such Person and (iii) such other documents or instruments as may be required in the sole and absolute discretion of the Managing General Partner in order to effect such Person's status as an Investor.

          B. Notwithstanding anything to the contrary in this Section 13.3, no Person shall be accepted as an Investor without the consent of the Managing General Partner, which consent may be given or withheld in the Managing General Partner's sole and absolute discretion. The acceptance of any Person as an Investor shall become effective on the date upon which the name of such Person is recorded as an Investor on the books and records of the Partnership, following the consent of the Managing General Partner to such acceptance.

          C. If any Investor is accepted by the Partnership on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit allocable among Holders for such Partnership Year shall be allocated among such Investor and all other Holders by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the "interim closing of the books" method or another permissible method selected by the Managing General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which an admission of any Investor occurs shall be allocated among all the Holders including such new Investor, in accordance with the principles described in Section 13.7.D(2) hereof. All distributions of Available Cash with respect to which the Partnership Record Date is before the date of such admission shall be made solely to Investors other than the new Investor, and all distributions of Available Cash thereafter shall be made to all the Investors including such new Investor.

          Section 13.4   Representations and Warranties by the Investors.
                         -----------------------------------------------

          A. Each Investor (including, without limitation, each transferee of an Investor) that is an individual represents and warrants to, and covenants with, each Partner and each Investor that (i) the consummation of the transactions contemplated by this Agreement to be performed by such Investor will not result in a breach or violation of, or a default under, any material agreement by which such Investor or any of such Investor's property is bound, or any statute, regulation, order or other law to which such Investor is subject,
(ii) such Investor is neither a "foreign person" within the meaning of Code
Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e), (iii) such Investor does not, and for so long as it is an Investor will not, own, directly or indirectly, (a) five percent (5%) or more of the total combined voting power of all classes of stock entitled to vote, or five percent (5%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either (I) WEA, any Special Limited Partner or any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA, (II) the

Partnership or (III) any partnership, venture or limited liability company of which WEA, the General Partner, any Special Limited Partner, any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA or the Partnership is a member or (b) an interest of five percent (5%) or more in the assets or net profits of any tenant of either (I) WEA, any Special Limited Partner or any "qualified REIT subsidiary" (within the meaning of Code
Section 856(i)(2)) with respect to WEA, (II) the Partnership or (III) any partnership, venture, or limited liability company of which WEA, any Special Limited Partner, any "qualified REIT subsidiary" (within the meaning of Code
Section 856(i)(2)) with respect to WEA or the Partnership is a member and (iv) this Agreement is binding upon, and enforceable against, such Investor in accordance with its terms. Notwithstanding the foregoing, the Investor may exceed any of the five percent limits (5%) set forth in clause (iii) of the immediately preceding sentence; provided that the Investor obtains the written
                                --------
consent of the Managing General Partner prior to exceeding any such limits, which consent the Managing General Partner may give or withhold in its sole and absolute discretion; provided, further, that in no event shall the Investor own,
                     --------  -------
directly or indirectly, more than ten percent (10%) of the stock described in clause (iii) (a) of the immediately preceding sentence or more than ten percent (10%) of the assets described in clause (iii) (b) of the immediately preceding sentence.

          B. Each Investor that is not an individual (including, without limitation, each transferee of an Investor) represents and warrants to, and covenants with, each Partner and each Investor that (i) all transactions contemplated by this Agreement to be performed by it have been duly authorized by all necessary action, including, without limitation, that of its general partner(s), committee(s), trustee(s), beneficiaries, directors and/or shareholder(s) (as the case may be) as required, (ii) the consummation of such transactions shall not result in a breach or violation of, or a default under, its partnership or operating agreement, trust agreement, charter or bylaws (as the case may be) any material agreement by which such Investor or any of such Investor's properties or any of its partners, members, beneficiaries, trustees or shareholders (as the case may be) is or are bound, or any statute, regulation, order or other law to which such Investor or any of its partners, members, trustees, beneficiaries or shareholders (as the case may be) is or are subject, (iii) such Investor is neither a "foreign person" within the meaning of Code Section 1445(f) nor a "foreign partner" within the meaning of Code Section 1446(e), (iv) such Investor does not, and for so long as it is an Investor will not, own, directly or indirectly, (a) five percent (5%) or more of the total combined voting power of all classes of stock entitled to vote, or five percent (5%) or more of the total number of shares of all classes of stock, of any corporation that is a tenant of either (I) WEA, any Special Limited Partner or any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA, (II) the Partnership or (III) any partnership, venture or limited liability company of which WEA, any Special Limited Partner, any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA or the Partnership is a member or (b) an interest of five percent (5%) or more in the assets or net profits of any tenant of either (I) WEA, any Special Limited Partner, or any "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA, (II) the Partnership or (III) any partnership, venture or limited liability company for which WEA, any Special Limited Partner, any "qualified REIT subsidiary" (within the meaning of Code
Section 856(i)(2)) with respect to WEA or the Partnership is a member and (v) this Agreement is binding upon, and enforceable against, such Investor in accordance with its terms. Notwithstanding the foregoing, the Investor may exceed any of the five percent limits (5%) set forth in clause (iv) of the immediately preceding sentence; provided that the Investor obtains the written
                                --------
consent of the Managing General Partner prior to exceeding any such limits, which consent the Managing General Partner may give or withhold in its sole and absolute discretion; provided, further, that in no event shall the Investor own,
                     --------  -------
directly or indirectly, more than ten percent (10%) of the stock described in clause (iv) (a) of the immediately preceding sentence or more than ten percent (10%) of the assets described in clause (iv) (b) of the immediately preceding sentence.

          C. Each Investor (including, without limitation, each transferee of an Investor) represents, warrants and covenants that it has acquired and continues to hold its Investor Unit Rights for its own account for investment purposes only and not for the purpose of, or with a view toward, the resale or distribution of all or any part thereof, and not with a view toward selling or otherwise distributing such Investor Unit Rights or any part thereof at any particular time or under any predetermined circumstances. Each Investor further represents and warrants that it is a sophisticated investor, able and accustomed to handling sophisticated financial matters for itself, particularly real estate investments, and that it has a sufficiently high net worth that it does not anticipate a need for the funds that it has invested in the Partnership in what it understands to be a highly speculative and illiquid investment.

          D. Each Investor (i) represents, warrants and covenants that it will not hold itself out as a partner in the Partnership for any purpose or to any Person other than for United States Federal, state and local tax purposes and (ii) acknowledges and agrees that other than for United States Federal, state and local tax purposes, the Partnership will not treat the Investor as a partner.

          E. The representations and warranties contained in Sections 13.4.A, 13.4.B, 13.4.C and 13.4.D hereof shall survive the execution and delivery of this Agreement by each Investor (and, in the case of an transferee, the transfer of the Investor Unit Rights to such transferee) and the dissolution, liquidation and termination of the Partnership.

          F. Each Investor (including, without limitation, each transferee of an Investor) hereby acknowledges that, except as set forth in Section 13.5.A of this Agreement, no representa tions as to potential profit, cash flows, funds from operations or yield, if any, in respect of the Investor's Investor Unit Rights, the Partnership or the General Partner have been made by any Partner or any employee or representative or Affiliate of any Partner, and that projections and any other information, including, without limitation, financial and descriptive information and documentation, that may have been in any manner submitted to such Investor shall not constitute any representation or warranty of any kind or nature, express or implied.

          Section 13.5   Rights of Investors.
                         -------------------

          A.   Right to Receive Distributions.   Subject to the applicable
               ------------------------------
Investor Unit Right Designation, each Investor shall receive a pro rata share of Distributions under Article 5 hereof in an amount equal to the Distributions such Investor would have received if such Investor held one Partnership Unit (bearing the same designations as the actual Investor Unit Right held by such Investor) for each of such Investor's Investor Unit Rights. Subject to the applicable Investor Unit Right Designation, each Investor shall receive a pro rata share of Distributions under Article 5 hereof in an amount equal to the distributions such Investor would have received if such Investor held one REIT Share (bearing the same designations as the actual Investor Unit Right held by such Investor) for each of such Investor's Investor Unit Rights.

          B.   Right to Receive Allocations. Subject to the applicable Investor
               ----------------------------
Unit Right Designation, each Investor shall be allocated its pro rata share of all items of Net Income and Net Loss of the Partnership in the manner set forth under Article 6 hereof.

          C.   Voting and Consent Rights.  Subject to the applicable Investor
               -------------------------
Unit Right Designation, Investors shall have no right to vote upon or consent to any matter relating to the Partnership or this Agreement and shall have no right to consent to any matter, whether such matter requires a vote, approval or consent of the Partners under this Agreement, provided, however, the Managing
                                              --------  -------
General Partner shall not, without the prior consent of a Majority in Interest of the Investors holding each class or series of Investor Unit Rights affected by such amendment, amend, modify or terminate this Agreement; provided, further,
                                                              --------  -------
that the Managing General Partner shall have the power, without the consent of a Majority in Interest of the Investors, to amend this Agreement as may be required to facilitate or implement any of the following purposes:

               (1) to add to the obligations of the Managing General Partner or surrender any right or power granted to the Managing General Partner or any Affiliate of the Managing General Partner (including the delegation or surrender of any power to any Additional General Partner admitted to the Partnership pursuant to the terms hereof) for the benefit of the Limited Partners;

               (2) to reflect the admission, substitution or withdrawal of Partners or the termination of the Partnership in accordance with this Agreement, and to amend Exhibit A in connection with such admission,
                             ---------
     substitution or withdrawal;

               (3) to  amend Exhibit B in connection with any grant, Transfer,
                             ---------
     Redemption or termination of Investor Unit Rights;

               (4) to reflect a change that is of an inconsequential nature or does not adversely affect in any material respect the Investors holding the respective class or series of Investor Unit Rights, or to cure any ambiguity, correct or supplement any provision in this Agreement not inconsistent with law or with other provisions, or make other changes with respect to matters arising under this Agreement that will not be inconsistent with law or with the provisions of this Agreement;

               (5) to satisfy any requirements, conditions or guidelines contained in any order, directive, opinion, ruling or regulation of a Federal or state agency or contained in Federal or state law;

               (6) (a) to reflect such changes as are reasonably necessary (i) for any Special Limited Partner to maintain its status as a "qualified REIT subsidiary" within the meaning of Code Section 856(i)(2) or (ii) for WEA to maintain its status as a REIT or to satisfy the REIT Requirements;
     (b) to reflect the Transfer of all or any part of a Partnership Interest among WEA, any Special Limited Partner or any other Affiliate or "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2)) with respect to WEA;

               (7) to modify the manner in which Capital Accounts are computed (but only to the extent set forth in the definition of "Capital Account" or contemplat ed by the Code or the Regulations);

               (8) to reflect the issuance of additional Partnership Interests in accordance with Section 4.2; and

               (9) to reflect the grant of Investor Unit Rights in accordance with Section 13.1.

The Managing General Partner will provide notice to Investors entitled to act thereon when any action under this Section 13.5.C is taken.

          Notwithstanding the foregoing, this Agreement shall not be amended, and no action may be taken by the Managing General Partner, without the consent of each Investor adversely affected thereby, if such amendment or action would
(i) convert an Investor into a Partner hereunder, (ii) modify the limited liability of an Investor, (iii) alter the rights of any Investor to receive the distributions to which such Investor is entitled, or alter the allocations specified in this Agreement,

(iv) alter or modify the Redemption rights, Cash Amount or REIT Shares Amount as set forth in this Agreement or amend or modify any related definitions or (v) amend this Section 13.5.C; provided, however, that the consent of any individual
                           --------  -------
Investor adversely affected shall not be required for any amendment or action that affects all Investors holding the same class or series of Investor Unit Rights on a uniform or pro rata basis, if approved by a Majority in Interest of the Investors holding such class or series of Investor Unit Rights. Any such amendment or action consented to by an Investor shall be effective as to that Investor, notwithstanding the absence of such consent by any other Investor. Investors shall receive notices of meetings of the Partners held pursuant to
Article 15 hereof, but shall not be entitled to vote on any matter presented at such meeting for a vote of the Partners.

          Each of the Investors  agrees that, except as provided above in this
Section 13.5.C, the Managing General Partner is authorized to execute, deliver and perform the agreements and transactions described in Article 7 hereof (including, without limitation, those agreements described in Section 7.6 hereof) on behalf of the Partnership and to exercise each and every of its rights, duties and obligations hereunder, all without any further act, approval or vote of the Investors, notwithstanding any other provision of this Agreement, the Act or any applicable law, rule or regulation. The execution, delivery or performance by the Managing General Partner or the Partnership of any agreement authorized or permitted under this Agreement shall not constitute a breach by the Managing General Partner of any duty that the Managing General Partner may owe the Partnership, the Investors, or any other Persons under this Agreement or of any duty stated or implied by law or equity.

          Except as provided in this Section 13.5.C, the Managing General Partner shall not withdraw from the Partnership and shall not Transfer all of its interest in the Partnership (whether by sale, disposition, statutory merger or consolidation, liquidation or otherwise) without the consent of a Majority in Interest of the Investors. Notwithstanding anything else set forth in this
Section 13.5, the respective Partnership Interests of the Managing General Partner may be Transferred, in whole or in part, at any time or from time to time, to or among the Managing General Partner, the Special Limited Partners, and any other Person that is, at the time of such Transfer, an Affiliate of WEA, including any "qualified REIT subsidiary" (within the meaning of Code Section
               -------------------------
856(i)(2)) with respect to WEA. Any transferee of the entire Managing General Partner Interest pursuant to this Section 13.5.C and Section 11.1.C hereof shall, upon compliance with Section 12.1.A hereof, become, without further action or consent of any Investors or other Persons, the sole Managing General Partner of the Partnership, subject to all the rights, privileges, duties and obligations under this Agreement and the Act relating to a Managing General Partner. Upon any Transfer of the Managing General Partner's entire General Partner Interest (other than a pledge, hypothecation, encumbrance or mortgage) permitted by this Section 13.5.C and Section 11.1.C hereof, the transferor Partner shall be relieved of all its obligations under this Agreement. The Managing General Partner may merge with another entity if immediately after such merger substantially all the assets of the surviving entity, other than the General Partner Interest held by the Managing General Partner, are contributed to the Partnership as a Capital Contribution in exchange for Partnership Units or Investor Unit Rights.

          D.   Information Rights.
               ------------------

               (1) As soon as practicable, but in no event later than one hundred five (105) days after the close of each Partnership Year, the Managing General Partner shall cause to be mailed to each Investor of record as of the close of the Partnership Year, an annual report containing financial statements of the Partnership, or of WEA if such statements are prepared solely on a consolidated basis with WEA, for such Partnership Year, presented in accordance with generally accepted accounting principles, such statements to be audited by a nationally recognized firm of independent public accountants selected by the Managing General Partner.

               (2)  As soon as practicable, but in no event later than sixty
(60) days after the close of each calendar quarter (except the last calendar quarter of each year), the Managing General Partner shall cause to be mailed to each Investor of record as of the last day of the calendar quarter, a report containing unaudited financial statements of the Partnership, or of WEA if such statements are prepared solely on a consolidated basis with WEA, and such other information as may be required by applicable law or regulation or as the Managing General Partner determines to be appropriate. At the request of any Investor, the Managing General Partner shall provide access to the books, records and workpapers upon which the reports required by this Section 13.5.D(2) are based, to the extent required by the Act to be provided to partners of a limited partnership.

               (3) The Managing General Partner shall deliver to each Investor a copy of any information mailed to the common shareholders of WEA as soon as practicable after such mailing and a copy of all other information required to be delivered to the Investors under applicable law.

               (4) The Partnership shall notify any Investor that is a Qualifying Party, on request, of the then current Adjustment Factor or any change made to the Adjustment Factor.

               (5) Notwithstanding any other provision of this Section 13.5, the Managing General Partner may keep confidential from the Investors (or any of them), for such period of time as the Managing General Partner determines in its sole and absolute discretion to be reasonable, any information that (i) the Managing General Partner believes to be in the nature of trade secrets or other information the disclosure of which the Managing General Partner in good faith believes is not in the best interests of the Partnership or the Managing General Partner or (ii) the Partnership or the Managing General Partner is required by law or by agreement with another Person to keep confidential.

          (E)  Limitation of Liability. No Investor shall have any liability
               -----------------------
under this Agreement except as expressly provided in this Agreement (including, without limitation, Section 10.4 hereof).

          Section 13.6   No Interest; No Return.  No Investor shall be entitled
                         ----------------------
to interest on its Capital Contribution or on such Investor's Capital Account. Except as provided herein or by law, no Investor shall have any right to demand or receive the return of its Capital Contribution from the Partnership.

          Section 13.7   Investors' Rights to Transfer.
                         -----------------------------

          A.   General.  Prior to the end of the first Twelve-Month Period, no
               -------
Investor shall Transfer all or any portion of its Investor Unit Rights to any transferee without the consent of the Managing General Partner, which consent may be withheld in its sole and absolute discretion; provided, however, that any
                                                     --------  -------
Investor may, at any time, without the consent of the Managing General Partner,
(i) Transfer all or part of its Investor Unit Rights to any Family Member, any Charity, any Controlled Entity, any Affiliate or any other Person to whom the Managing General Partner may consent in its sole and absolute discretion, provided that (A) any such Transfer is not a "sale" within the meaning of
Section 2(3) of the Securities Act, (B) the transferee is a Qualified Transferee or (C) the Managing General Partner receives an opinion of counsel to the same effect as the opinion described in Section 13.7.A(2) of this Agreement, (ii) upon the death of an Investor, the Investor's estate may Transfer such Investor's Investor Unit Rights in any Transfer that is not a "sale" within the meaning of Section 2(3) of the Securities Act or (iii) Pledge all or any portion of its Investor Unit Rights to a lending institution, that is not an Affiliate of such Investor, as collateral or security for a bona fide loan or other extension of credit, and Transfer such pledged Investor Unit Rights to such lending institution in connection with the exercise of remedies under such loan or extension or credit (any Transfer or Pledge permitted by this proviso is hereinafter referred to as a "Permitted Investor Rights Transfer"). After such
                              ----------------------------------
first Twelve-Month Period, each Investor, and each transferee of Investor Unit Rights or transferee pursuant to a Permitted Investor Rights Transfer, shall have the right to Transfer all or any portion of its Investor Unit Rights to any Person, subject to the provisions of this Section 13.7 and to satisfaction of each of the following conditions:

               (1)  Managing General Partner Right of First Refusal.  The
                    -----------------------------------------------
     transferring Investor (or the Investor's estate in the event of the Investor's death) shall give written notice of the proposed Transfer to the Managing General Partner, which notice shall state (i) the identity of the proposed transferee and (ii) the amount and type of consideration proposed to be received for the Transferred Investor Unit Rights. The Managing General Partner shall have ten (10) Business Days upon which to give the Transferring Investor notice of its election to acquire the Investor Unit Rights on the terms set forth in such notice. If it so elects, it shall purchase the Investor Unit Rights on such terms within ten (10) Business Days after giving notice of such election; provided, however, that in the
                                           --------  -------
     event that the proposed terms involve a purchase for cash, the Managing General Partner may at its election deliver in lieu of all or any portion of such cash a note payable to the Transferring Investor at a date as soon as reasonably practicable, but in no event later than one hundred eighty
     (180) days after such purchase, and bearing interest at an annual rate equal to the total dividends declared with respect to one (1) REIT Share for the four (4) preceding fiscal quarters of the Managing General Partner, divided by the Value as of the closing of such purchase; provided, further,
     ------- --                                               --------  -------
     that such closing may be deferred to the extent necessary to effect compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and any other applicable requirements of law. If the Managing General Partner does not so elect, the Transferring Investor may Transfer such Investor Unit Rights to a third party, on terms no more favorable to the transferee than the proposed terms, subject to the other conditions of this Section 13.7 or, in the event of the Investor's death, the Investor's estate may Transfer such Investor's Investor Unit Rights in any Transfer that is not a "sale" within the meaning of Section 2(3) of the Securities Act.

               (2)  Opinion of Counsel. The Transferor shall deliver or cause to
                    ------------------
     be delivered to the Managing General Partner an opinion of counsel reasonably satisfactory to it to the effect that the proposed Transfer may be effected without registration under the Securities Act and will not otherwise violate any the registration provisions of the Securities Act and the regulations promulgated thereunder or violate any state securities laws or regulations applicable to the Partnership or the Investor Unit Rights Transferred; provided, that the Managing General Partner may, in its sole
                  --------
     discretion, waive this condition upon the request of the Transferor. If, in the opinion of such counsel, such Transfer would require the filing of a registration statement under the Securities Act or would otherwise violate any Federal or state securities laws or regulations applicable to the Partnership or the Investor Unit Rights, the Managing General Partner may prohibit any Transfer otherwise permitted under this Section 13.7 by an Investor.

               (3)  Minimum Transfer Restriction. Any Transferring Investor must
                    ----------------------------
     Transfer not less than the lesser of (i) five hundred (500) Investor Unit Rights or (ii) all of the remaining Investor Unit Rights owned by such Transferring Investor; provided, however, that, for purposes of determining
                            --------  -------
     compliance with the foregoing restriction, all Investor Unit Rights owned by Affiliates of an Investor shall be considered to be owned by such Investor.

               (4)  Transferee Agreement to Effect a Redemption.  Any proposed
                    -------------------------------------------
     transferee shall deliver to the Managing General Partner a written agreement reasonably satisfactory to the Managing General Partner to the effect that the transferee will, within six (6) months after consummation of an Investor Unit

     Right Transfer, tender its Investor Unit Rights for Redemption in accordance with the terms of the Redemption rights provided in Section 16.1 hereof.

               (5)  No Further Transfers.  The transferee shall not be permitted
                    --------------------
     to effect any further Transfer of the Investor Unit Rights, other than to the Managing General Partner.

               (6)  Exception for Permitted Investor Rights Transfers.  The
                    -------------------------------------------------
     conditions of Sections 13.7.A(1) through 13.7.A(5) hereof shall not apply in the case of a Permitted Investor Rights Transfer.

It is a condition to any Transfer otherwise permitted hereunder (whether or not such Transfer is effected during or after the first Twelve-Month Period) that the transferee assumes by operation of law or express agreement all of the obligations of the transferor Investor under this Agreement with respect to such Transferred Investor Unit Right, and no such Transfer (other than pursuant to a statutory merger or consolidation wherein all obligations and liabilities of the transferor Investor are assumed by a successor corporation by operation of law) shall relieve the transferor Investor of its obligations under this Agreement without the approval of the Managing General Partner, in its sole and absolute discretion; any Transfer made without such an assumption by the transferee shall be null, void and of no force or effect. In addition, any transferee of any Transferred Investor Unit Right shall be subject to any and all ownership limitations (including, without limitation, the Ownership Limit) contained in the Charter that may limit or restrict such transferee's ability to exercise its Redemption rights, including, without limitation, the Ownership Limit.

          B.   Incapacity.  If an Investor is subject to Incapacity, the
               ----------
executor, administrator, trustee, committee, guardian, conservator or receiver of such Investor's estate shall have all the rights of an Investor, but not more rights than those enjoyed by other Investors, for the purpose of settling or managing the estate, and such power as the Incapacitated Investor possessed to Transfer all or any part of its interest in the Investor Unit Rights. The Incapacity of an Investor, in and of itself, shall not dissolve or terminate the Partnership.

          C.   Adverse Tax Consequences.  No Transfer by an Investor of its
               ------------------------
Investor Unit Rights (including any Redemption, any other acquisition of Investor Unit Rights by the Managing General Partner or any acquisition of Investor Unit Rights by the Partnership) may be made to or by any Person if (i) in the opinion of legal counsel for the Partnership, it would result in the Partnership being treated as an association taxable as a corporation or would result in a termination of the Partnership under Code Section 708, or (ii) such Transfer would be effectuated through an "established securities market" or a "secondary market (or the substantial equivalent thereof)" within the meaning of Code Section 7704.

          D.   Additional Transfer Provisions.
               ------------------------------

               (1) Any Investor who shall Transfer all of its Investor Unit Rights shall cease to be an Investor.

               (2) If any Investor Unit Right is Transferred in compliance with the provisions of this Section, or is redeemed by the Partnership, or acquired by WEA pursuant to Section 16.1 hereof, on any day other than the first day of a Partnership Year, then Net Income, Net Losses, each item thereof and all other items of income, gain, loss, deduction and credit attributable to such Investor Unit Right for such Partnership Year shall be allocated to the transferor Investor, or the Tendering Party (as the case may be) and, in the case of a Transfer or assignment other than a Redemption, to the transferee Investor, by taking into account their varying interests during the Partnership Year in accordance with Code Section 706(d), using the "interim closing of the books" method or another permissible method selected by the Managing General Partner. Solely for purposes of making such allocations, each of such items for the calendar month in which a Transfer occurs shall be allocated to the transferee Investor and none of such items for the calendar month in which a Transfer or a Redemption occurs shall be allocated to the transferor Investor, or the Tendering Party (as the case may be) if such Transfer occurs on or before the fifteenth (15th) day of the month, otherwise such items shall be allocated to the transferor. All distributions of Available Cash attributable to such Investor Unit Rights with respect to which the Partnership Record Date is before the date of such Transfer, assignment or Redemption shall be made to the transferor the transferor Investor, or the Tendering Party (as the case may be) and, in the case of a Transfer other than a Redemption, all distributions of Available Cash thereafter attributable to such Investor Unit Right shall be made to the transferee Investor.

               (3) In addition to any other restrictions on Transfer herein contained, in no event may any Transfer or assignment of an Investor Unit Right by any Investor (including any Redemption, any acquisition of Partnership Units by WEA or any other acquisition of Partnership Units by the Partnership) be made
(i) to any person or entity who lacks the legal right, power or capacity to own an Investor Unit Right; (ii) in violation of applicable law; (iii) of any component portion of an Investor Unit Right, such as the Capital Account, or rights to distributions, separate and apart from all other components of an Investor Unit Right; (iv) in the event that such Transfer would cause either (a) WEA to cease to comply with the REIT Requirements or (b) any Special Limited Partner to cease to qualify as a "qualified REIT subsidiary" (within the meaning of Code Section 856(i)(2); (v) if such Transfer would, in the opinion of counsel to the Partnership or the Managing General Partner, cause a termination of the Partnership for Federal or state income tax purposes; (vii) if such Transfer would cause the Partnership to become, with respect to any employee benefit plan subject to Title I of ERISA, a "party-in-interest" (as defined in ERISA Section 3(14)) or a "disqualified person" (as defined in Code Section 4975(c)); (viii) if such Transfer would, in the opinion of legal counsel to the Partnership, cause any portion of the assets of the Partnership to constitute assets of any employee benefit plan pursuant to Department of Labor Regulations Section 2510.2-101; (ix) if such Transfer requires the registration of such Investor Unit Right pursuant to any applicable Federal or state securities laws; (x) if such Transfer causes the Partnership to become a "publicly traded partnership," as such term is defined in Code Section 469(k)(2) or Code 7704(b); (xi) if such Transfer would cause the Partnership to have more than one hundred (100) partners for tax purposes (other than Assignees) (including as Holders those persons indirectly owning an interest in the Partnership or Investor Units Rights (as the case may be) through a partnership, limited liability company, subchapter S corporation or grantor trust); (xii) if such Transfer causes the Partnership (as opposed to the Managing General Partner) to become a reporting company under the Exchange Act; or (xiii) if such Transfer subjects the Partnership to regulation under the Investment Company Act of 1940, the Investment Advisors Act of 1940 or ERISA, each as amended.

               (4) Transfers pursuant to this Section may only be made on the first day of a fiscal quarter of the Partnership, unless the Managing General Partner otherwise agrees.

          Section 13.8   Power of Attorney.
                         -----------------

          A. Each Investor hereby irrevocably constitutes and appoints the Managing General Partner, any Liquidator, and authorized officers and attorneys-in-fact of each, and each of those acting singly, in each case with full power of substitution, as its true and lawful agent and attorney-in-fact, with full power and authority in its name, place and stead to:

          (1) execute, swear to, seal, acknowledge, deliver, file and record in the appropriate public offices (a) all instruments that the Managing General Partner or any Liquidator deems appropriate or necessary to reflect any amendment, change, modification or restatement of this Agreement in accordance with its terms; (b) all conveyances and other instruments or documents that the Managing General Partner or the Liquidator deems appropriate or necessary to reflect the dissolution and liquidation of the Partnership pursuant to the terms of this Agreement, including, without limitation, a certificate of cancellation; (c) all conveyances and other instruments or documents that the Managing General Partner or the Liquidator deems appropriate or necessary to reflect the distribution or exchange of assets of the Partnership pursuant to the terms of this Agreement; (d) all instruments relating to the admission, acceptance, withdrawal, removal or substitution of any Partner or Investor pursuant to the terms of this Agreement or the Capital Contribution of any Partner or any Investor; and (e) all certificates, documents and other instruments relating to the determination of the rights, preferences and privileges relating to Partnership Interests or Investor Unit Rights; and

          (2) execute, swear to, acknowledge and file all ballots, consents, approvals, waivers, certificates and other instruments appropriate or necessary, in the sole and absolute discretion of the Managing General Partner or any Liquidator, to make, evidence, give, confirm or ratify any vote, consent, approval, agreement or other action that is made or given by the Investors hereunder or is consistent with the terms of this Agreement.

Nothing contained herein shall be construed as authorizing the Managing General Partner or any Liquidator to amend this Agreement except in accordance with
Article 16 hereof or as may be otherwise expressly provided for in this Agreement.

          B. The foregoing power of attorney is hereby declared to be irrevocable and a special power coupled with an interest, in recognition of the fact that each of the Investors will be relying upon the power of the Managing General Partner or the Liquidator to act as contemplated by this Agreement in any filing or other action by it on behalf of the Partnership, and it shall survive and not be affected by the subsequent Incapacity of any Investor and the Transfer of all or any portion of such Investor's Investor Unit Rights and shall extend to such Investor's heirs, successors, assigns and personal representatives. Each such Investor hereby agrees to be bound by any representation made by the Managing General Partner or the Liquidator, acting in good faith pursuant to such power of attorney; and each such Investor hereby waives any and all defenses that may be available to contest, negate or disaffirm the action of the Managing General Partner or the Liquidator, taken in good faith under such power of attorney. Each Investor shall execute and deliver to the Managing General Partner or the Liquidator, within fifteen (15) days after receipt of the Managing General Partner's or the Liquidator's request therefor, such further designation, powers of attorney and other instruments as the Managing General Partner or the Liquidator (as the case may be) deems necessary to effectuate this Agreement and the purposes of the Partnership. Notwithstanding anything set forth in this Section 13.8.B, no Investor shall incur any personal liability for any action of the Managing General Partner or the Liquidator taken under such power of attorney.

          Section 13.9   Liability of the Managing General Partner.
                         -----------------------------------------

          A. Notwithstanding anything to the contrary set forth in this Agreement, neither the Managing General Partner nor any of its directors or officers shall be liable or accountable in damages or otherwise to the Partnership, or any Investors for losses sustained, liabilities incurred or benefits not derived as a result of errors in judgment or mistakes of fact or law or of any act or omission if the Managing General Partner or such director or officer acted in good faith. This Agreement is executed by the officers of the Managing General Partner solely as officers of the same and not in their own individual capacities.

          B. The Investors expressly acknowledge that the Managing General Partner is acting for the benefit of the Partnership, the Limited Partners and the Investors and the Managing General Partner's shareholders collectively and that the Managing General Partner is under no obligation to give priority to the separate interests of the Limited Partners, the Investors, or the

Managing General Partner's shareholders (including, without limitation, the tax consequences to Limited Partners, Investors, Assignees or the Managing General Partner's shareholders) in deciding whether to cause the Partnership to take (or decline to take) any actions.

          C. Subject to its obligations and duties as Managing General Partner set forth in Section 7.1.A hereof, the Managing General Partner may exercise any of the powers granted to it by this Agreement and perform any of the duties imposed upon it hereunder either directly or by or through its employees or agents (subject to the supervision and control of the Managing General Partner). The Managing General Partner shall not be responsible for any misconduct or negligence on the part of any such agent appointed by it in good faith.

          D. Any amendment, modification or repeal of this Section 13.8 or any provision hereof shall be prospective only and shall not in any way affect the limitations on the Managing General Partner's, and its officers' and directors', liability to the Partnership and the Limited Partners or Investors under this
Section 13.8 as in effect immediately prior to such amendment, modification or repeal with respect to claims arising from or relating to matters occurring, in whole or in part, prior to such amendment, modification or repeal, regardless of when such claims may arise or be asserted.

          E. To the fullest extent permitted by law, no officer, director or shareholder of the Managing General Partner shall be liable to any Investor for money damages except for (i) active and deliberate dishonesty established by a non-appealable final judgment or (ii) actual receipt of an improper benefit or profit in money, property or services. Notwithstanding anything herein to the contrary, except for fraud, willful misconduct or gross negligence, or pursuant to any express indemnities given to the Partnership by any Partner or Investor pursuant to any other written instrument, no Partner or Investor shall have any personal liability whatsoever, to the Partnership or to the other Partners or Investors or to other persons, for the debts or liabilities of the Partnership or the Partnership's obligations hereunder, and the full recourse of the other Partner(s) and/or Investor(s) and/or third person(s) shall be limited to the interest of that Partner in the Partnership or, in the case of an Investor, that Investor in its Investor Unit Rights. Without limitation of the foregoing, and except for fraud, willful misconduct or gross negligence, or pursuant to any such express indemnity, no property or assets of any Partner, other than its interest in the Partnership, or any Investor, other than its interest in its Investor Unit Rights, shall be subject to levy, execution or other enforcement procedures for the satisfaction of any judgment (or other judicial process) in favor of any other Partner(s) or Investor(s) or third person(s) and arising out of, or in connection with, this Agreement or any Partner's or Investor's status as such.

          F. To the extent that, at law or in equity, the Managing General Partner has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or the Investors, the Managing General Partner shall not be liable to the Partnership or to any Investor for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties and liabilities of the Managing General Partner otherwise existing at law or in equity, are agreed by each Investors to replace such other duties and liabilities of such Managing General Partner.

          G. Whenever in this Agreement the Managing General Partner is permitted or required to make a decision (i) in its "sole discretion" or "discretion" or under a grant of similar authority or latitude, the Managing General Partner shall be entitled to consider only such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest or factors affecting the Partnership or the Investors or any of them, or (ii) in its "good faith" or under another expressed standard, the Managing General Partner shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise. If any question should arise with respect to the operation of the Partnership, which is not otherwise specifically provided for in this Agreement or the Act, or with respect to the interpretation of this Agreement, the Managing General Partner is hereby authorized to make a final determination with respect to any such question and to interpret this Agreement in such a manner as it shall deem, in its sole discretion, to be fair and equitable, and its determination and interpretations so made shall be final and binding on all parties. The Managing General Partner's "sole discretion" and "discretion" under this Agreement shall be exercised in good faith.

          Section 13.10  Partnership Right to Terminate Investor Unit Rights.
                         ---------------------------------------------------
Notwithstanding any other provision of this Agreement, the Partnership shall have the right, but not the obligation, in the sole and absolute discretion of the Managing General Partner, from time to time and at any time upon notice to an Investor, to elect to terminate any or all outstanding Investor Unit Rights by causing such Investor Units Rights to be redeemed by the Partnership in exchange for an equal number of Partnership Units that are Limited Partner Interests, each with such Partnership Unit Designations as would conform to the Investor Unit Right Designation applicable to the Investor Unit Right so terminated; provided, however, that no such termination will occur unless and
            --------  -------
until the Partnership has received the consent of the affected Investor to such termination, which consent may be granted or withheld in the sole and absolute discretion of the affected Investor. Upon any such termination, the Holder of such Investor Unit Rights shall be issued Partnership Unit Certificates evidencing the Partnership Units so issued in redemption of the terminated Investor Unit Rights and shall be admitted to the Partnership as an Additional Limited Partner upon compliance with the conditions for admission to the Partnership as an Additional Limited Partner, as set forth in this Agreement.

                                  ARTICLE 14
                   DISSOLUTION, LIQUIDATION AND TERMINATION

          Section 14.1   Dissolution.  The Partnership shall not be dissolved by
                         -----------
the admission of Substituted Limited Partners or Additional Limited Partners, by the admission of a successor Managing General Partner or an Additional General Partner in accordance with the terms of this Agreement, or by the issuance of Investor Unit Rights to any Person. Upon the withdrawal of the Managing General Partner, any successor Managing General Partner shall continue the business of the Partnership without dissolution. However, the Partnership shall dissolve, and its affairs shall be wound up, upon the first to occur of any of the following (each a "Liquidating Event"):
                   -----------------

          A. an event of withdrawal, as defined in the Act (including, without limitation, bankruptcy), of the sole Managing General Partner unless, within ninety (90) days after the withdrawal, a Majority in Interest of the Partners agree in writing, in their sole and absolute discretion, to continue the business of the Partnership and to the appointment, effective as of the date of withdrawal, of a successor Managing General Partner:

          B. an election to dissolve the Partnership made by the Managing General Partner in its sole and absolute discretion, with or without the Consent of the Partners;

          C. entry of a decree of judicial dissolution of the Partnership pursuant to the provisions of the Act;

          D.   the occurrence of a Terminating Capital Transaction;

          E. the Redemption (or acquisition by the Managing General Partner and/or any Special Limited Partner) of all Partnership Common Units other than Partnership Common Units held by the Managing General Partner or any Special Limited Partner and all Investor Unit Rights; or

          F. the Redemption (or acquisition by the Managing General Partner) of all Partnership Units other than Partnership Units held by the Managing General Partner and all Investor Unit Rights.

          Section 14.2   Winding Up.
                         ----------

          A. Upon the occurrence of a Liquidating Event, the Partnership shall continue solely for the purposes of winding up its affairs in an orderly manner, liquidating its assets and satisfying the claims of its creditors and the Holders. After the occurrence of a Liquidating Event, no Holder shall take any action that is inconsistent with, or not necessary to or appropriate for, the winding up of the Partnership's business and affairs. The Managing General Partner (or, in the event that there is no remaining Managing General Partner or the Managing General Partner has dissolved, become bankrupt within the meaning of the Act or ceased to operate, any Person elected by a Majority in Interest of the Partners (the Managing General Partner or such other Person being referred to herein as the "Liquidator")) shall be responsible for overseeing the winding up and
 ----------
dissolution of the Partnership and shall take full account of the Partnership's liabilities and property, and the Partnership property shall be liquidated as promptly as is consistent with obtaining the fair value thereof, and the proceeds therefrom (which may, to the extent determined by the Managing General Partner, include shares of stock in WEA) shall be applied and distributed in the following order:

               (1) First, to the satisfaction of all of the Partnership's debts and liabilities to creditors other than the Holders (whether by payment or the making of reasonable provision for payment thereof);

               (2) Second, to the satisfaction of all of the Partnership's debts and liabilities to the Managing General Partner (whether by payment or the making of reasonable provision for payment thereof), including, but not limited to, amounts due as reimbursements under Section 7.4 hereof;

               (3) Third, to the satisfaction of all of the Partnership's debts and liabilities to the other Holders (whether by payment or the making of reasonable provision for payment thereof); and

               (4) Subject to the terms of any Partnership Unit Designation or any Investor Unit Right Designation, the balance, if any, to the Holders in accordance with and in proportion to their positive Capital Account balances, after giving effect to all contributions, distributions and allocations for all periods.

The Managing General Partner shall not receive any additional compensation for any services performed pursuant to this Article 14.

          B. Notwithstanding the provisions of Section 14.2.A hereof that require liquidation of the assets of the Partnership, but subject to the order of priorities set forth therein, if prior to or upon dissolution of the Partnership, the Liquidator determines that an immediate sale of part or all of the Partnership's assets would be impractical or would cause undue loss to the Holders, the Liquidator may, in its sole and absolute discretion, defer for a reasonable time the liquidation of any assets except those necessary to satisfy liabilities of the Partnership (including to those Holders as creditors) and/or distribute to the Holders, in lieu of cash, as tenants in common and in accordance with the provisions of Section 14.2.A hereof, undivided interests in such Partnership assets as the Liquidator deems not suitable for liquidation. Any such distributions in kind shall be made only if, in the good faith judgment of the Liquidator, such distributions in kind are in the best interest of the Holders, and shall be subject to such conditions relating to the disposition and management of such properties as the Liquidator deems reasonable and equitable and to any agreements governing the operation of such properties at such time. The Liquidator shall determine the fair market value of any property distributed in kind using such reasonable method of valuation as it may adopt.

          C. In the event that the Partnership is "liquidated" within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), distributions shall be made pursuant to this Article 14 to the Holders that have positive Capital Accounts in compliance with Regulations Section 1.704-1(b)(2)(ii)(b)(2) to the extent of, and in proportion to, positive Capital Account balances. If any Holder has a deficit balance in its Capital Account (after giving effect to all contributions, distributions and allocations for all taxable years, including the year during which such liquidation occurs), such Holder shall have no obligation to make any contribution to the capital of the Partnership with respect to such deficit, and such deficit shall not be considered a debt owed to the Partnership or to any other Person for any purpose whatsoever. In the sole and absolute discretion of the Managing General Partner or the Liquidator, a pro rata portion of the distributions that would otherwise be made to the Holders pursuant to this Article 14 may be:

               (1) distributed to a trust established for the benefit of the Managing General Partner and the Holders for the purpose of liquidating Partnership assets, collecting amounts owed to the Partnership, and paying any contingent or unforeseen liabilities or obligations of the Partnership or of the Managing General Partner arising out of or in connection with the Partnership and/or Partnership activities. The assets of any such trust shall be distributed to the Holders, from time to time, in the reasonable discretion of the Managing General Partner, in the same proportions and amounts as would otherwise have been distributed to the Holders pursuant to this Agreement; or

               (2) withheld or escrowed to provide a reasonable reserve for Partnership liabilities (contingent or otherwise) and to reflect the unrealized portion of any installment obligations owed to the Partnership, provided that such withheld or escrowed amounts shall be distributed to the Holders in the manner and order of priority set forth in Section 14.2.A hereof as soon as practicable.

          Section 14.3   Deemed Contribution and Distribution.  Notwithstanding
                         ------------------------------------
any other provision of this Article 14, in the event that the Partnership is liquidated within the meaning of Regulations Section 1.704-1(b)(2)(ii)(g), but no Liquidating Event has occurred, the Partnership's Property shall not be liquidated, the Partnership's liabilities shall not be paid or discharged and the Partnership's affairs shall not be wound up. Instead, for Federal income tax purposes the Partnership shall be deemed to have contributed all of its assets and liabilities to a new partnership in exchange for an interest in the new partnership; and immediately thereafter, distributed Partnership Units to the Partners and Investor Unit Rights to the Investors, in each case in the new partnership in accordance with their respective Capital Accounts in liquidation of the Partnership, and the new partnership is deemed to continue the business of the Partnership. Nothing in this Section 14.3 shall be deemed to have constituted any Assignee or Investor as a Substituted Limited Partner without compliance with the provisions of Section 11.4 or Section 13.3 hereof.

          Section 14.4   Rights of Holders.  Except as otherwise provided in
                         -----------------
this Agreement, (a) each Holder shall look solely to the assets of the Partnership for the return of its Capital Contribution, (b) no Holder shall have the right or power to demand or receive property other than cash from the Partnership and (c) no Holder shall have priority over any other Holder as to the return of its Capital Contributions, distributions or allocations.

          Section 14.5   Notice of Dissolution.  In the event that a Liquidating
                         ---------------------
Event occurs or an event occurs that would, but for an election or objection by one or more Partners pursuant to Section 14.1 hereof, result in a dissolution of the Partnership, the Managing General Partner shall, within thirty (30) days thereafter, provide written notice thereof to each of the Holders and, in the Managing General Partner's sole and absolute discretion or as required by the Act, to all other parties with whom the Partnership regularly conducts business (as determined in the sole and absolute discretion of the Managing General Partner), and the Managing General Partner may, or, if required by the Act, shall, publish notice thereof in a newspaper of general circulation in each place in which the Partnership regularly conducts business (as determined in the sole and absolute discretion of the Managing General Partner).

          Section 14.6   Cancellation of Certificate of Limited Partnership.
                         --------------------------------------------------
Upon the completion of the liquidation of the Partnership cash and property as provided in Section 14.2 hereof, the Partnership shall be terminated, a certificate of cancellation shall be filed with the State of Delaware, all qualifications of the Partnership as a foreign limited partnership or association in jurisdictions other than the State of Delaware shall be cancelled, and such other actions as may be necessary to terminate the Partnership shall be taken.

          Section 14.7   Reasonable Time for Winding-Up.  A reasonable time
                         ------------------------------
shall be allowed for the orderly winding-up of the business and affairs of the Partnership and the liquidation of its assets pursuant to Section 14.2 hereof, in order to minimize any losses otherwise attendant upon such winding-up, and the provisions of this Agreement shall remain in effect between and among the Partners and the Investors during the period of liquidation.

                                  ARTICLE 15
                      PROCEDURES FOR ACTIONS AND CONSENTS
                       OF PARTNERS; AMENDMENTS; MEETINGS

          Section 15.1   Procedures for Actions and Consents of Partners.  The
                         -----------------------------------------------
actions requiring consent or approval of Partners pursuant to this Agreement, including Section 7.3 hereof, or otherwise pursuant to applicable law, are subject to the procedures set forth in this Article 15.

          Section 15.2   Amendments.  Amendments to this Agreement may be
                         ----------
proposed only by the Managing General Partner. Following such proposal, the Managing General Partner shall submit to the Partners any proposed amendment that, pursuant to the terms of this Agreement, requires the Consent of the Partners holding Partnership Interests entitled to vote at the meeting. The Managing General Partner shall seek the written Consent of the Partners on any such proposed amendment or shall call a meeting to vote thereon and to transact any other business that the Managing General Partner may deem appropriate. For purposes of obtaining a written Consent, the Managing General Partner may require a response within a reasonable specified time, but not less than fifteen
(15) days, and failure to respond in such time period shall constitute a Consent that is consistent with the Managing General Partner's recommendation with respect to the proposal; provided, however, that an action shall become
                         --------  -------
effective at such time as requisite Consents are received even if prior to such specified time.

          Section 15.3   Meetings of the Partners.
                         ------------------------

          A. Meetings of the Partners may be called only by the Managing General Partner. The call shall state the nature of the business to be transacted. Notice of any such meeting shall be given to all Partners entitled to act at the meeting not less than seven (7) days nor more than thirty (30) days prior to the date of such meeting. Partners may vote in person or by proxy at such meeting. Whenever the vote or Consent of Partners is permitted or required under this Agreement, such vote or Consent may be given at a meeting of Partners or may be given in accordance with the procedure prescribed in Section 15.3.B hereof.

          B. Any action required or permitted to be taken at a meeting of the Partners may be taken without a meeting if a written consent setting forth the action so taken is signed by a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement for the action in question) entitled to act at the meeting. Such consent may be in one instrument or in several instruments, and shall have the same force and effect as a vote of a majority of the Percentage Interests of the Partners (or such other percentage as is expressly required by this Agreement) entitled to act at the meeting. Such consent shall be filed with the Managing General Partner. An action so taken shall be deemed to have been taken at a meeting held on the effective date so certified.

          C. Each Partner entitled to act at the meeting may authorize any Person or Persons to act for it by proxy on all matters in which a Partner is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. Every proxy must be signed by the Partner or its attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date thereof unless otherwise provided in the proxy (or there is receipt of a proxy authorizing a later date). Every proxy shall be revocable at the pleasure of the Partner executing it, such revocation to be effective upon the Partnership's receipt of written notice of such revocation from the Partner executing such proxy.

          D. Each meeting of Partners shall be conducted by the Managing General Partner or such other Person as the Managing General Partner may appoint pursuant to such rules for the conduct of the meeting as the Managing General Partner or such other Person deems appropriate in its sole and absolute discretion. Without limitation, meetings of Partners may be conducted in the same manner as meetings of the Managing General Partner's shareholders and may be held at the same time as, and as part of, the meetings of the Managing General Partner's shareholders.


                                  ARTICLE 16
                              GENERAL PROVISIONS

          Section 16.1   Redemption Rights of Qualifying Parties.
                         ---------------------------------------

          A. After the applicable Twelve-Month Period, a Qualifying Party shall have the right (subject to the terms and conditions set forth herein) to require the Partnership to redeem all or a portion of the Partnership Common Units or Investor Unit Rights (as the case may be) held by such Tendering Party (Partnership Common Units or Investor Unit Rights (as the case may be) that have in fact been tendered for redemption being hereafter referred to as "Tendered
                                                                     --------
Units") in exchange (a "Redemption") for the Cash Amount payable on the
-----                   ----------
Specified Redemption Date. The Partnership may, in the Managing General Partner's sole and absolute discretion, redeem Tendered Units at the request of the Holder prior to the end of the applicable Twelve-Month Period (subject to the terms and conditions set forth herein) (a "Special Redemption"); provided
                                                                     --------
that the Managing General Partner first receives a legal opinion to the same effect as the legal opinion described in Section 16.1.G(4) of this Agreement. Any Redemption shall be exercised pursuant to a Notice of Redemption delivered to the Managing General Partner by the Qualifying Party when exercising the Redemption right (the "Tendering Party"). The Partnership's obligation to
                       ---------------
effect a Redemption, however, shall not arise or be binding against the Partnership (i) until and unless the Managing General Partner declines or fails to exercise its purchase rights pursuant to Section 16.1.B hereof following receipt of a Notice of Redemption (a "Declination") and (ii) before the Business Day following the Cut-Off Date. In the event of a Redemption, the Cash Amount shall be delivered as a certified check payable to the Tendering

Party or, in the Managing General Partner's sole and absolute discretion, in immediately available funds on or before the 90/th/ day following the date on which the Managing General Partner receives a Notice of Redemption from the Tendering Party.

          B. Notwithstanding the provisions of Section 16.1.A hereof, on or before the close of business on the Cut-Off Date, the Managing General Partner may, in its sole and absolute discretion but subject to the Ownership Limit and the transfer restrictions and other limitations of the Charter, elect to acquire some or all (such percentage being referred to as the "Applicable Percentage")
                                                       ---------------------
of the Tendered Units from the Tendering Party in exchange for the REIT Shares Amount calculated based on the portion of Tendered Units it elects to acquire in exchange for REIT Shares. In making such election to acquire Tendered Units, the Managing General Partner shall act in a fair, equitable and reasonable manner that neither prefers one group or class of Qualifying Parties over another nor discriminates against a group or class of Qualifying Parties. If the Managing General Partner so elects, on the Specified Redemption Date the Tendering Party shall sell such number of the Tendered Units to the Managing General Partner in exchange for a number of REIT Shares equal to the product of the REIT Shares Amount and the Applicable Percentage. The Tendering Party shall submit (i) such information, certification or affidavit as WEA may reasonably require in connection with the application of the Ownership Limit and other restrictions and limitations of the Charter to any such acquisition and (ii) such written representations, investment letters, legal opinions or other instruments necessary, in WEA's view, to effect compliance with the Securities Act. In the event of a purchase of the Tendered Units by the Managing General Partner pursuant to this Section 16.1.B, the Tendering Party shall no longer have the right to cause the Partnership to effect a Redemption of such Tendered Units, and, upon notice to the Tendering Party by the Managing General Partner, given on or before the close of business on the Cut-Off Date, that the Managing General Partner has elected to acquire some or all of the Tendered Units pursuant to this Section 16.1.B, the obligation of the Partnership to effect a Redemption of the Tendered Units as to which the Managing General Partner's notice relates shall not accrue or arise. The product of the Applicable Percentage and the REIT Shares Amount, if applicable, shall be delivered by the Managing General Partner as duly authorized, validly issued, fully paid and non-assessable REIT Shares and, if applicable, Rights, free of any pledge, lien, encumbrance or restriction, other than the Ownership Limit and other restrictions provided in the Charter, the Bylaws of WEA, the Securities Act and relevant state securities or "blue sky" laws. Neither any Tendering Party whose Tendered Units are acquired by the Managing General Partner pursuant to this
Section 16.1.B, any Partner, any Investor, any Assignee nor any other interested Person shall have any right to require or cause WEA to register, qualify or list any REIT Shares owned or held by such Person, whether or not such REIT Shares are issued pursuant to this Section 16.1.B, with the SEC, with any state securities commissioner, department or agency, under the Securities Act or the Exchange Act or with any stock exchange; provided, however, that this limitation
                                         --------  -------
shall not be in derogation of any registration or similar rights granted pursuant to any other written agreement between WEA and any such Person. Notwithstanding any delay in such delivery, the Tendering Party shall be deemed the owner of such REIT Shares and Rights for all purposes, including, without limitation, rights to vote or consent, receive dividends, and exercise rights, as of the Specified Redemption Date. REIT Shares issued upon an acquisition of the Tendered Units by the Managing General Partner pursuant to this Section 16.1.B may contain such legends regarding restrictions under the Securities Act and applicable state securities laws as WEA in good faith determines to be necessary or advisable in order to ensure compliance with such laws.

          C. Notwithstanding the provisions of Section 16.1.A and 16.1.B hereof, the Tendering Parties shall have no rights under this Agreement that would otherwise be prohibited under the Charter with respect to the Ownership Limit. To the extent that any attempted Redemption or acquisition of the Tendered Units by the Managing General Partner pursuant to Section 16.1.B hereof would be in violation of this Section 16.1.C, it shall be null and void ab initio, and the Tendering Party shall not acquire any rights or economic interests in REIT Shares otherwise issuable by WEA under Section 16.1.B hereof.

          D.   In the event of a Declination:

               (1) The Managing General Partner shall give notice of such Declination to the Tendering Party on or before the close of business on the Cut-Off Date. The failure of the Managing General Partner to give notice of such Declination by the close of business on the Cut-Off Date shall be deemed to be an election by the Managing General Partner to acquire the Tendered Units in exchange for REIT Shares.

               (2) The Partnership may elect to raise funds for the payment of the Cash Amount either (a) by requiring that the Managing General Partner contribute to the Partnership funds from the proceeds of a registered public offering by WEA of REIT Shares sufficient to purchase the Tendered Units or (b) from any other sources (including, but not limited to, the sale of any Property and the incurrence of additional Debt) available to the Partnership. Any proceeds from a public offering that are in excess of the Cash Amount shall be for the sole benefit of WEA. The Managing General Partner (and/or any Special Limited Partner designated by the Managing General Partner) shall make a Capital Contribution of such amounts to the Partnership for an additional Managing General Partner Interest and/or Limited Partner Interest. Any such contribution shall entitle the Managing General Partner and any such Special Limited Partner (as the case may be) to an equitable Percentage Interest adjustment.

               (3) If the Cash Amount is not paid on or before the Specified Redemption Date, interest shall accrue with respect to the Cash
          Amount from the day after the Specified Redemption Date to and including the date on which the Cash Amount is paid at a rate equal to the Applicable Federal Short-Term Rate as published monthly by the IRS.

          E. Notwithstanding the provisions of Section 16.1.B hereof, the Managing General Partner shall not, under any circumstances, elect to acquire Tendered Units in exchange for the REIT Shares Amount if such exchange would be prohibited under the Charter.

          F. Notwithstanding anything herein to the contrary (but subject to Section 16.1.C hereof), with respect to any Redemption (or any tender of Partnership Common Units or Investor Unit Rights (as the case may be) for Redemption if the Tendered Units are acquired by the Managing General Partner pursuant to Section 16.1.B hereof) pursuant to this Section 16.1:

               (1) All Partnership Common Units or Investor Unit Rights (as the case may be) acquired by the Managing General Partner pursuant to
          Section 16.1.B hereof shall be contributed by the Managing General Partner (and/or any Special Limited Partner(s) designated by the
          Manag ing General Partner) in such proportions as the Managing General Partner shall determine. Any Partnership Common Units or Investor Unit Rights so contributed by the Managing General Partner shall automatically, and without further action required, be converted into and deemed to be a Managing General Partner Interest comprised of the same number of Partnership Common Units. Any Partnership Common Units so contributed by any Special Limited Partner shall remain outstanding and any Investor Unit Rights shall automatically, and without further action required, be converted into and deemed to be a Limited Partner Interest comprised of the same number of Partnership Common Units.

               (2) Subject to the Ownership Limit, no Tendering Party may effect a Redemption for less than two thousand (2,000) Partnership Common Units or less than two thousand (2,000) Investor Unit Rights (as the case may be) or, if such Tendering Party holds (as a Limited Partner, an Investor, or, economically, as an Assignee) less than two thousand (2,000) Partnership Common Units or Investor Unit Rights (as the case may be), all of the Partnership Common Units or Investor Unit Rights held by such Tendering Party.

               (3) Each Tendering Party (a) may effect a Redemption only once in each fiscal quarter of a Twelve-Month Period and (b) may not effect a Redemption during the period after the Partnership Record Date with respect to a distribution and before the record date established by WEA for a distribution to its shareholders of some or all of its portion of such Partnership distribution.

               (4) The consummation of such Redemption (or an acquisition of Tendered Units by the Managing General Partner pursuant to Section 16.1.B hereof, as the case may be) shall be subject to the expiration or termination of the applicable waiting period, if any, under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

               (5) The Tendering Party shall continue to own (subject, in the case of an Assignee, to the provision of Section 11.5 hereof) all Partner ship Common Units or Investor Unit Rights (as the case may be) subject to any Redemption, and be treated as a Limited Partner, an Investor, or an Assignee, as applicable, with respect to such Partnership Common Units or Investor Unit Rights for all purposes of this Agreement, until such Partnership Common Units or Investor Unit Rights are either paid for by the Partnership pursuant to Section 16.1.A hereof or transferred to the Managing General Partner (or directly to the Managing General Partner or Special Limited Partner) and paid for, by the issuance of the REIT Shares, pursuant to Section 16.1.B hereof on the Specified Redemption Date. Until a Specified Redemption Date and an acquisition of the Tendered Units by the Managing General Partner pursuant to Section 16.1.B hereof, the Tendering Party shall have no rights as a shareholder of WEA with respect to the REIT Shares issuable in connection with such acquisition.

          G. In connection with an exercise of Redemption rights pursuant to this Section 16.1, the Tendering Party shall submit the following to the Managing General Partner, in addition to the Notice of Redemption:

               (1) A written affidavit, dated the same date as the Notice of Redemption, (a) disclosing the actual and constructive ownership, as determined for purposes of Code Sections 856(a)(6) and 856(h), of REIT Shares by (i) such Tendering Party and (ii) to the best of their knowledge any Related Party and (b) representing that, after giving effect to the Redemption or an acquisition of the Tendered Units by the Managing General Partner pursuant to Section 16.1.B hereof, neither the Tendering

          Party nor to the best of their knowledge any Related Party will own REIT Shares in excess of the Ownership Limit;

               (2) A written representation that neither the Tendering Party nor to the best of their knowledge any Related Party has any intention to acquire any additional REIT Shares prior to the closing of the Redemption or an acquisition of the Tendered Units by the Managing General Partner pursuant to Section 16.1.B hereof on the Specified Redemption Date; and

               (3) An undertaking to certify, at and as a condition to the closing of (i) the Redemption or (ii) the acquisition of the Tendered Units by the Managing General Partner pursuant to Section 16.1.B hereof on the Specified Redemption Date, that either (a) the actual and constructive ownership of REIT Shares by the Tendering Party and to the best of their knowledge any Related Party remain unchanged from that disclosed in the affidavit required by Section 16.1.G(1) or (b) after giving effect to the Redemption or an acquisition of the Tendered Units by the Managing General Partner pursuant to Section 16.1.B hereof, neither the Tendering Party nor to the best of their knowledge any Related Party shall own REIT Shares in violation of the Ownership Limit.

               (4) In connection with any Special Redemption, the Managing General Partner shall have the right to receive an opinion of counsel reasonably satisfactory to it to the effect that the proposed Special Redemption will not cause the Partnership, the Managing General Partner or WEA to violate any Federal or state securities laws or regulations applicable to the Special Redemption, the issuance and sale of the Tendered Units to the Tendering Party or the issuance and sale of REIT Shares to the Tendering Party pursuant to Section 16.1.B of this Agreement.

          Section 16.2   Addresses and Notice.  Any notice, demand, request or
                         --------------------
report required or permitted to be given or made to a Partner, Investor or Assignee under this Agreement shall be in writing and shall be deemed given or made when delivered in person or when sent by first class United States mail or by other means of written communication (including by telecopy, facsimile, or commercial courier service) to the Partner, Investor or Assignee at the address set forth in Exhibit A or Exhibit B (as applicable) or such other address of
             ---------    ---------
which the Partner or Investor shall notify the Managing General Partner in writing.

          Section 16.3   Titles and Captions.  All article or section titles or
                         -------------------
captions in this Agreement are for convenience only. They shall not be deemed part of this Agreement and in no way define, limit, extend or describe the scope or intent of any provisions hereof. Except as specifically provided otherwise, references to "Articles" or "Sections" are to Articles and Sections of this Agreement.

          Section 16.4   Pronouns and Plurals.  Whenever the context may
                         --------------------
require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa.
                                       ---- -----

          Section 16.5   Further Action.  The parties shall execute and deliver
                         --------------
all documents, provide all information and take or refrain from taking action as may be necessary or appropriate to achieve the purposes of this Agreement.

          Section 16.6   Binding Effect.  This Agreement shall be binding upon
                         --------------
and inure to the benefit of the parties hereto and their heirs, executors, administrators, successors, legal representatives and permitted assigns.

          Section 16.7   Waiver.
                         ------

          A. No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

          B. The restrictions, conditions and other limitations on the rights and benefits of the Limited Partners or the Investors contained in this Agreement, and the duties, covenants and other requirements of performance or notice by the Limited Partners or the Investors, are for the benefit of the Partnership and, except for an obligation to pay money to the Partnership, may be waived or relinquished by the Managing General Partner, in its sole and absolute discretion, on behalf of the Partnership in one or more instances from time to time and at any time; provided, however, that any such waiver or
                              --------  -------
relinquishment may not be made if it would have the effect of (i) creating liability for any other Limited Partner or Investor, (ii) causing the Partner ship to cease to qualify as a limited partnership, (iii) reducing the amount of cash otherwise distributable to the Limited Partners and Investors, (iv) resulting in the classification of the Partnership as an association or publicly traded partnership taxable as a corporation or (v) violating the Securities Act, the Exchange Act or any state "blue sky" or other securities laws; provided,
                                                                   --------
further, that any waiver relating to compliance with the Ownership Limit or
-------
other restrictions in the Charter shall be made and shall be effective only as provided in the Charter.

          Section 16.8   Counterparts.  This Agreement may be executed in
                         ------------
counterparts, all of which together shall constitute one agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart. Each party shall become bound by this Agreement immediately upon affixing its signature hereto.

          Section 16.9   Applicable Law.  This Agreement shall be construed and
                         --------------
enforced in accordance with and governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. In the event of a conflict between any provision of this Agreement and any non-mandatory provision of the Act, the provisions of this Agreement shall control and take precedence.

          Section 16.10  Entire Agreement.  This Agreement contains all of the
                         ----------------
understandings and agreements between and among the Partners and the Investors with respect to the subject matter of this Agreement and the rights, interests and obligations of the Partners and the Investors with respect to the Partnership. Notwithstanding the immediately preceding sentence, the Partners and the Investors hereby acknowledge and agree that the Managing General Partner, without the approval of any Limited Partner or Investor, may enter into side letters or similar written agreements with Limited Partners or Investors that are not Affiliates of the Managing General Partner or WEA, executed contemporaneously with the admission of such Limited Partner or Investor to the Partnership, affecting the terms hereof, as negotiated with such Limited Partner or Investor and which the Managing General Partner in its sole discretion deems necessary, desirable or appropriate. The parties hereto agree that any terms, conditions or provisions contained in such side letters or similar written agreements with a Limited Partner or Investor shall govern with respect to such Limited Partner or Investor notwithstanding the provisions of this Agreement.

          Section 16.11  Invalidity of Provisions.  If any provision of this
                         ------------------------
Agreement is or becomes invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not be affected thereby.

          Section 16.12  Limitation to Preserve REIT Status.  Notwithstanding
                         ----------------------------------
anything else in this Agreement, to the extent that the amount paid, credited, distributed or reimbursed by the Partnership to any REIT Partner or its officers, directors, employees or agents, whether as a reimbursement, fee, expense or indemnity (a "REIT Payment"), would constitute gross income to the
                         ------------
REIT Partner for purposes of Code Section 856(c)(2) or Code Section 856(c)(3), then, notwithstanding any other provision of this Agreement, the amount of such REIT Payments, as selected by the Managing General Partner in its discretion from among items of potential distribution, reimbursement, fees, expenses and indemnities, shall be reduced for any Partnership Year so that the REIT Payments, as so reduced, for or with respect to such REIT Partner shall not exceed the lesser of:

          (i) an amount equal to the excess, if any, of (a) four and nine-tenths percent (4.9%) of the REIT Partner's total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (H) of Code Section 856(c)(2) over (b) the amount of gross income (within the meaning of Code Section 856(c)(2)) derived by the REIT Partner from sources other than those described in subsections (A) through (H) of Code Section 856(c)(2) (but not including the amount of any REIT Payments); or

          (ii) an amount equal to the excess, if any, of (a) twenty-four percent (24%) of the REIT Partner's total gross income (but excluding the amount of any REIT Payments) for the Partnership Year that is described in subsections (A) through (I) of Code Section 856(c)(3) over (b) the amount of gross income (within the meaning of Code Section 856(c)(3)) derived by the REIT Partner from sources other than those described in subsections (A) through (I) of Code Section 856(c)(3) (but not including the amount of any REIT Payments);

provided, however, that REIT Payments in excess of the amounts set forth in
--------  -------
clauses (i) and (ii) above may be made if the Managing General Partner, as a condition precedent, obtains an opinion of tax counsel that the receipt of such excess amounts shall not adversely affect the REIT Partner's ability to qualify as a REIT. To the extent that REIT Payments may not be made in a Partnership Year as a consequence of the limitations set forth in this Section 16.11, such REIT Payments shall carry over and shall be treated as arising in the following Partnership Year. The purpose of the limitations contained in this Section
16.11 is to prevent any REIT Partner from failing to qualify as a REIT under the Code by reason of such REIT Partner's share of items, including distributions, reimbursements, fees, expenses or indemnities, receivable directly or indirectly from the Partnership, and this Section 16.11 shall be interpreted and applied to effectuate such purpose.

          Section 16.13  No Partition.  No Partner or Investor nor any
                         ------------
successor-in-interest to a Partner or Investor shall have the right while this Agreement remains in effect to have any property of the Partnership partitioned, or to file a complaint or institute any proceeding at law or in equity to have such property of the Partnership partitioned, and each Partner and each Investor, on behalf of itself and its successors and assigns hereby waives any such right. It is the intention of the Partners and the Investors that the rights of the parties hereto and their successors-in-interest to Partnership property, as among themselves, shall be governed by the terms of this Agreement, and that the rights of the Partners and the Investors and their respective successors-in-interest shall be subject to the limitations and restrictions as set forth in this Agreement.

          Section 16.14  No Third-Party Rights Created Hereby.  The provisions
                         ------------------------------------
of this Agreement are solely for the purpose of defining the interests of the Holders, inter se; and no
         ----- --
other person, firm or entity (i.e., a party who is not a signatory hereto or a
                              ----
permitted successor to such signatory hereto) shall have any right, power, title or interest by way of subrogation or otherwise, in and to the rights, powers, title and provisions of this Agreement. No creditor or other third party having dealings with the Partnership (other than as expressly set forth herein with respect to Indemnitees) shall have the right to enforce the right or obligation of any Partner or Investor to make Capital Contributions or loans to the Partnership or to pursue any other right or remedy hereunder or at law or in equity. None of the rights or obligations of the Partners or Investors herein set forth to make Capital Contributions or loans to the Partnership shall be deemed an asset of the Partnership for any purpose by any creditor or other third party, nor may any such rights or obligations be sold, transferred or assigned by the Partnership or pledged or encumbered by the Partnership to secure any debt or other obligation of the Partnership or any of the Partners or Investors.

          Section 16.15  No Rights as Stockholders.  Nothing contained in this
                         -------------------------
Agreement shall be construed as conferring upon the Holders of Partnership Units or Investor Unit Rights any rights whatsoever as stockholders of WEA, including without limitation any right to receive dividends or other distributions made to stockholders of WEA or to vote or to consent or receive notice as stockholders in respect of any meeting of stockholders for the election of directors of WEA or any other matter.

          IN WITNESS WHEREOF, this Agreement has been executed as of the date first written above.

                              MANAGING GENERAL PARTNER:

                              WESTFIELD AMERICA, INC.

                              By: /s/ Irv Hepner
                                 ---------------
                              Name:  Irv Hepner
                              Title:   Secretary


                              SPECIAL LIMITED PARTNERS:

                              By:  WESTFIELD AMERICA, INC.,
                              as attorney-in-fact

                              By: /s/ Irv Hepner
                                 ---------------
                              Name: Irv Hepner
                              Title: Secretary

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of December 9, 1998.

                                       JCP REALTY, INC.,
                                       a Delaware Corporation

                                       By: /s/ John P. Garvey
                                          --------------------------------------
                                          Name:  John P. Garvey
                                          Title: Vice President

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of December 9, 1998.


                                       CORDANO ASSOCIATES,
                                       a California Limited Partnership

                                       By: /s/ James J. Cordano, Jr.
                                          --------------------------------------
                                          Name:  James J. Cordano, Jr., Trustee
                                                 of the James J. Cordano, Jr.,
                                                 Children's Trust, initially
                                                 created May 19, 1992
                                          Title: Managing General Partner

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of January 1, 1999.


                             WHEATON REAL ESTATE HOLDINGS, LLC

                             By: /s/ Arlene G. Kaufman
                                 ----------------------------------
                                 Arlene G. Kaufman, Managing Member

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of January 1, 1999.


                             THE TRUST F/B/O ARLENE G. KAUFMAN

                             By: /s/ Arlene G. Kaufman
                                 -----------------------------
                                 Arlene G. Kaufman, Co-Trustee

                             By: NATIONSBANK, N.A., Co-Trustee

                             By: /s/ James P. Buchanan
                                 -----------------------------
                                 Name:  James P. Buchanan
                                 Title: Vice President

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of January 1, 1999.


                             THE TRUST F/B/O THE BERTHA
                             GUDELSKY GRANDCHILDREN

                             By: /s/ Arlene G. Kaufman
                                 -----------------------------
                                 Arlene G. Kaufman, Co-Trustee

                             By: NATIONSBANK, N.A., Co-Trustee

                             By: /s/ James P. Buchanan
                                 -----------------------------
                                 Name:  James P. Buchanan
                                 Title: Vice President

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of January 1, 1999.


                             THE LAURA BRYNA GUDELSKY MULITZ
                             TRUST, DATED MAY 7, 1996

                             By: /s/ Shelley Mulitz
                                 ----------------------------
                                 Shelley Mulitz, Trustee

                             By: /s/ Philip N. Margolius
                                 ----------------------------
                                 Philip N. Margolius, Trustee

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of January 1, 1999.

                             THE ISADORE MORTON GUDELSKY TRUST

                             By: /s/ Shelley Mulitz
                                 ----------------------------
                                 Shelley Mulitz, Trustee

                             By: /s/ Philip N. Margolius
                                 ----------------------------
                                 Philip N. Margolius, Trustee

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of January 1, 1999.


                             STUART R. SHERMAN

                             By: /s/ Stuart R. Sherman
                                 ---------------------
                                 Stuart R. Sherman

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of January 1, 1999.

                             THE EDWARD B. SHERMAN
                             IRREVOCABLE TRUST

                             By: /s/ Douglas W. Sherman
                                 ---------------------------
                                 Douglas W. Sherman, Trustee

                             By: /s/ Stuart R. Sherman
                                 ---------------------------
                                 Stuart R. Sherman, Trustee

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of January 1, 1999.


                             THE DOUGLAS W. SHERMAN
                             IRREVOCABLE TRUST

                             By: /s/ Richard Barron
                                 --------------------------
                                 Richard Barron, Trustee

                             By: /s/ Stuart R. Sherman
                                 --------------------------
                                 Stuart R. Sherman, Trustee

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of January 1, 1999.

                             THE CAROL S. BARRON
                             IRREVOCABLE TRUST

                             By: /s/ Jeffrey W. Barron
                                 --------------------------
                                 Jeffrey W. Barron, Trustee

     IN WITNESS WHEREOF, this attachment counterpart signature page to this Agreement has been executed as of January 1, 1999.

                             CAROL S. BARRON

                             By: /s/ Carol S. Barron
                                 -------------------
                                 Carol S. Barron

                                   Exhibit A

                         PARTNERS AND PARTNERSHIP UNITS


====================================================================================================
         Names and Addresses of Partners                  Partnership Units (Type and Amount)
----------------------------------------------------------------------------------------------------
Managing General Partner:
----------------------------------------------------------------------------------------------------
Westfield America, Inc.                           654,375     Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              8,387       Series A Partnership Preferred Units
Los Angeles, California  90025                    2,409       Series B Partnership Preferred Units
                                                  3,718       Series C Partnership Preferred Units
                                                  6,196       Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Special Limited Partners:
----------------------------------------------------------------------------------------------------
Westfield America, Inc.                           34,559,213  Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              442,964     Series A Partnership Preferred Units
Los Angeles, California  90025                    127,233     Series B Partnership Preferred Units
                                                  196,346     Series C Partnership Preferred Units
                                                  327,246     Series D Partnership Preferred Units
                                                  138,889     Series C-1 Partnership Preferred Units
                                                  138,889     Series C-2 Partnership Preferred Units
                                                  138,889     Series D-1 Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Westfield America of Annapolis, Inc.              4,846,235   Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              62,116      Series A Partnership Preferred Units
Los Angeles, California  90025                    17,842      Series B Partnership Preferred Units
                                                  27,534      Series C Partnership Preferred Units
                                                  45,890      Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
WEA Meriden Square, Inc.                          789,495     Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              10,119      Series A Partnership Preferred Units
Los Angeles, California  90025                    2,907       Series B Partnership Preferred Units
                                                  4,486       Series C Partnership Preferred Units
                                                  7,476       Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Westfield America Meriden Square, Inc.            7,975       Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              102         Series A Partnership Preferred Units
Los Angeles, California  90025                    29          Series B Partnership Preferred Units
                                                  45          Series C Partnership Preferred Units
                                                  76          Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Westfield America of Missouri, Inc.               6,168,358   Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              79,062      Series A Partnership Preferred Units
Los Angeles, California  90025                    22,709      Series B Partnership Preferred Units
                                                  35,045      Series C Partnership Preferred Units
                                                  58,409      Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Westfield America-Wheaton, Inc.                   2,366,763   Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              30,336      Series A Partnership Preferred Units
Los Angeles, California  90025                    8,713       Series B Partnership Preferred Units
                                                  13,447      Series C Partnership Preferred Units
                                                  22,411      Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Montgomery Mall Properties, Inc.                  1,719,997   Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              22,046      Series A Partnership Preferred Units
Los Angeles, California  90025                    6,332       Series B Partnership Preferred Units
                                                  9,772       Series C Partnership Preferred Units
                                                  16,287      Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
South County Properties, Inc.                     31          Partnership Common Units
11601 Wilshire Boulevard, 12th Floor
Los Angeles, California  90025
----------------------------------------------------------------------------------------------------
Topanga Centers, Inc.                             1,216,461   Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              15,592      Series A Partnership Preferred Units
Los Angeles, California  90025                    4,479       Series B Partnership Preferred Units
                                                  6,911       Series C Partnership Preferred Units
                                                  11,519      Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
West Park Mall, Inc.                              10,929      Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              140         Series A Partnership Preferred Units
Los Angeles, California  90025                    40          Series B Partnership Preferred Units
                                                  62          Series C Partnership Preferred Units
                                                  103         Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Mid-Rivers Office Development I, Inc.             31          Partnership Common Units
11601 Wilshire Boulevard, 12th Floor
Los Angeles, California  90025
----------------------------------------------------------------------------------------------------
Eagle Rock Properties, Inc.                       428,516     Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              5,492       Series A Partnership Preferred Units
Los Angeles, California  90025                    1,578       Series B Partnership Preferred Units
                                                  2,435       Series C Partnership Preferred Units
                                                  4,058       Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Westfield America of Bonita, Inc.                 2,073,831   Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              26,581      Series A Partnership Preferred Units
Los Angeles, California  90025                    7,635       Series B Partnership Preferred Units
                                                  11,782      Series C Partnership Preferred Units
                                                  19,637      Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Westfield America of West Covina, Inc.            2,397,992   Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              30,736      Series A Partnership Preferred Units
Los Angeles, California  90025                    8,828       Series B Partnership Preferred Units
                                                  13,624      Series C Partnership Preferred Units
                                                  22,707      Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Westfield Management, Inc.                        93,534      Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              1,199       Series A Partnership Preferred Units
Los Angeles, California  90025                    344         Series B Partnership Preferred Units
                                                  531         Series C Partnership Preferred Units
                                                  886         Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Westland Partners, Inc.                           2,050,969   Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              26,288      Series A Partnership Preferred Units
Los Angeles, California  90025                    7,551       Series B Partnership Preferred Units
                                                  11,653      Series C Partnership Preferred Units
                                                  19,421      Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Westland Shopping Center, L.P.                    5,115,183   Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              65,563      Series A Partnership Preferred Units
Los Angeles, California  90025                    18,832      Series B Partnership Preferred Units
                                                  29,062      Series C Partnership Preferred Units
                                                  48,436      Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Residential Rentals and Investments, Inc.         83,540      Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              1,071       Series A Partnership Preferred Units
Los Angeles, California  90025                    308         Series B Partnership Preferred Units
                                                  475         Series C Partnership Preferred Units
                                                  791         Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Westland Properties, Inc.                         59,967      Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              769         Series A Partnership Preferred Units
Los Angeles, California  90025                    221         Series B Partnership Preferred Units
                                                  341         Series C Partnership Preferred Units
                                                  568         Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
Westfield America of Vancouver, Inc.              794,106     Partnership Common Units
11601 Wilshire Boulevard, 12th Floor              10,178      Series A Partnership Preferred Units
Los Angeles, California  90025                    2,924       Series B Partnership Preferred Units
                                                  4,512       Series C Partnership Preferred Units
                                                  7,520       Series D Partnership Preferred Units
----------------------------------------------------------------------------------------------------
WPI Meriden Square, Inc.                          0           Partnership Common Units
11601 Wilshire Boulevard, 12th Floor
Los Angeles, California  90025
----------------------------------------------------------------------------------------------------
Westland Milford Properties, Inc.                 0           Partnership Common Units
11601 Wilshire Boulevard, 12th Floor
Los Angeles, California  90025
----------------------------------------------------------------------------------------------------
Westfield Mission Valley Corporation              0           Partnership Common Units
11601 Wilshire Boulevard, 12th Floor
Los Angeles, California  90025
----------------------------------------------------------------------------------------------------
TOTALS -- Special Limited Partners:
----------------------------------------------------------------------------------------------------
                                                  64,783,125  Partnership Common Units
                                                  830,354     Series A Partnership Preferred Units
                                                  238,506     Series B Partnership Preferred Units
                                                  368,063     Series C Partnership Preferred Units
                                                  613,440     Series D Partnership Preferred Units
                                                  138,889     Series C-1 Partnership Preferred Units
                                                  138,889     Series C-2 Partnership Preferred Units
                                                  138,889     Series D-1 Partnership Preferred Units
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
TOTALS -- Managing General Partner & Special
 Limited Partners:
----------------------------------------------------------------------------------------------------
                                                  65,437,500  Partnership Common Units
                                                  838,741     Series A Partnership Preferred Units
                                                  240,915     Series B Partnership Preferred Units
                                                  371,781     Series C Partnership Preferred Units
                                                  619,636     Series D Partnership Preferred Units
                                                  138,889     Series C-1 Partnership Preferred Units
                                                  138,889     Series C-2 Partnership Preferred Units
                                                  138,889     Series D-1 Partnership Preferred Units
====================================================================================================

As of January 1, 1999

                                   Exhibit B
                       INVESTORS AND INVESTOR UNIT RIGHTS

Names and Addresses of Investors     Investor Unit Rights (Type and
                                     Amount)
---------------------------------------------------------------------
JCP Realty, Inc.                        489,189.000  Class A Investor
6501 Legacy Drive, M5 2102              Unit Rights
Plano, Texas 75024

---------------------------------------------------------------------
Cordano Associates                      489,189.000  Class A Investor
1112 11/th/ Street                      Unit Rights
Sacramento, California 95814

---------------------------------------------------------------------
Wheaton Real Estate Holdings, LLC       450,258.111 Class A Investor
c/o Arlene G. Kaufman                   Units Rights
5610 Wisconsin Avenue # 1607
Chevy Chase, Maryland 20815

---------------------------------------------------------------------
The Trust f/b/o the Bertha              183,440.247 Class A Investor
 Gudelsky                               Units Rights
        Grandchildren
c/o Arlene G. Kaufman
5610 Wisconsin Avenue # 1607
Chevy Chase, Maryland 20815
---------------------------------------------------------------------
The Trust f/b/o Arlene G. Kaufman       183,440.247 Class A Investor
c/o Arlene G. Kaufman                   Units Rights
5610 Wisconsin Avenue # 1607
Chevy Chase, Maryland 20815

---------------------------------------------------------------------
The Isadore Morton Gudelsky Trust       91,714.194  Class A Investor
c/o Margolius, Mallios, Davis,          Units Rights
      Rider & Tomar, LLP
1828 L Street, N.W., Suite 500
Washington, D.C. 20036
Attn: Philip N. Margolius, Esq.

---------------------------------------------------------------------

Names and Addresses of Investors     Investor Unit Rights (Type and
                                     Amount)
---------------------------------------------------------------------
The Laura Bryna Gudelsky Mulitz          91,714.194  Class A Investor
 Trust                                   Units Rights
c/o Margolius, Mallios, Davis,
      Rider & Tomar, LLP
1828 L Street, N.W., Suite 500
Washington, D.C. 20036
Attn: Philip N. Margolius, Esq.
---------------------------------------------------------------------
Stuart R. Sherman                        46,319.582  Class A Investor
c/o Douglas W. Sherman                   Units Rights
8401 Virginia Manor Road
Beltsville, Maryland 20705

---------------------------------------------------------------------
The Edward B. Sherman                    46,319.582  Class A Investor
 Irrevocable Trust                       Units Rights
c/o Douglas W. Sherman
8401 Virginia Manor Road
Beltsville, Maryland 20705
---------------------------------------------------------------------
The Douglas W. Sherman                   46,319.582  Class A Investor
 Irrevocable Trust                       Units Rights
c/o Douglas W. Sherman
8401 Virginia Manor Road
Beltsville, Maryland 20705
---------------------------------------------------------------------
The Carol S. Barron Irrevocable          37,615.389  Class A Investor
 Trust                                   Units Rights
c/o Douglas W. Sherman
8401 Virginia Manor Road
Beltsville, Maryland 20705
---------------------------------------------------------------------
Carol S. Barron                          8,716.051  Class A Investor
c/o Douglas W. Sherman                   Units Rights
8401 Virginia Manor Road
Beltsville, Maryland 20705

---------------------------------------------------------------------
TOTALS:                                  2,164,235.179    Class A
                                         Investor Unit Rights
---------------------------------------------------------------------

                                   Exhibit C
                     EXAMPLES REGARDING ADJUSTMENT FACTOR

          For purposes of the following examples, it is assumed that (a) the Adjustment Factor in effect on June 30, 1998 is 1.0 and (b) on July 1, 1998 (the "Partnership Record Date" for purposes of these examples), prior to the events
 -----------------------
described in the examples, there are 100 REIT Shares issued and outstanding.

          Example 1
          ---------

          On the Partnership Record Date, WEA declares a dividend on its outstanding REIT Shares in REIT Shares. The amount of the dividend is one REIT Share paid in respect of each REIT Share owned. Pursuant to Paragraph (i) of the definition of "Adjustment Factor," the Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the stock dividend is declared, as follows:

                              1.0 * 200/100 = 2.0

          Accordingly, the Adjustment Factor after the stock dividend is declared is 2.0.

          Example 2
          ---------

          On the Partnership Record Date, WEA distributes options to purchase REIT Shares to all holders of its REIT Shares. The amount of the distribution is one option to acquire one REIT Share in respect of each REIT Share owned.
The strike price is $4.00 a share. The Value of a REIT Share on the Partnership Record Date is $5.00 per share. Pursuant to Paragraph (ii) of the definition of "Adjustment Factor," the Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the options are distributed, as follows:

             1.0 * (100 + 100)/(100 + [100 * $4.00/$5.00]) = 1.1111

          Accordingly, the Adjustment Factor after the options are distributed is 1.1111. If the options expire or become no longer exercisable, then the retroactive adjustment specified in Paragraph (ii) of the definition of "Adjustment Factor" shall apply.

          Example 3
          ---------

          On the Partnership Record Date, WEA distributes assets to all holders of its REIT Shares. The amount of the distribution is one asset with a fair market value (as determined by the Managing General Partner) of $1.00 in respect of each REIT Share owned. It is also assumed that the assets do not relate to assets received by the Managing General Partner pursuant to a pro rata distribution by the Partnership. The Value of a REIT Share on the Partnership Record Date is $5.00 a share. Pursuant to Paragraph (iii) of the definition of "Adjustment Factor," the Adjustment Factor shall be adjusted on the Partnership Record Date, effective immediately after the assets are distributed, as follows:

                      1.0 * $5.00/($5.00 - $1.00) = 1.25

          Accordingly, the Adjustment Factor after the assets are distributed is 1.25.

                                   Exhibit D
                  SUB-ALLOCATION OF GROSS FAIR MARKET VALUES

                                   Exhibit E
                             NOTICE OF REDEMPTION


To:  Westfield America, Inc.
     c/o ___________________
     _______________________
     _______________________
     _______________________

          The undersigned Limited Partner, Investor or Assignee hereby irrevocably tenders for Redemption [_______ Partnership Common Units/ _____________________________ Investor Unit Rights] in Westfield America Limited Partnership in accordance with the terms of the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of _______, 1998 as amended (the "Agreement"), and the Redemption rights
                                     ---------
referred to therein. The undersigned Limited Partner, Investor or Assignee:

          (a) undertakes (i) to surrender such [Partnership Common Units/Investor Unit Rights] and any certificate therefor at the closing of the Redemption and (ii) to furnish to WEA, prior to the Specified Redemption Date, the documentation, instruments and information required under Section 16.1.G of the Agreement;

          (b) directs that the certified check representing the Cash Amount deliverable upon the closing of such Redemption be delivered to the address specified below;

          (c)  represents, warrants, certifies and agrees that:

               (i) the undersigned Limited Partner, Investor or Assignee is a Qualifying Party,

               (ii) the undersigned Limited Partner, Investor or Assignee has, and at the closing of the Redemption will have, good, marketable and unencumbered title to such [Partnership Common Units/Investor Unit Rights], free and clear of the rights or interests of any other person or entity,

               (iii) the undersigned Limited Partner, Investor or Assignee has, and at the closing of the Redemption will have, the full right, power and authority to tender and surrender such [Partnership Common Units/Investor Unit Rights] as provided herein, and

               (iv) the undersigned Limited Partner, Investor or Assignee has obtained the consent or approval of all persons and entities, if any, having the right to consent to or approve such tender and surrender; and

          (d) acknowledges that he will continue to own such [Partnership Common Units/Investor Unit Rights] until and unless either (1) such [Partnership Common Units/Investor Unit Rights] are acquired by WEA pursuant to Section 16.1.B of the Agreement or (2) such redemption transaction closes.

          All capitalized terms used herein and not otherwise defined shall have the same meaning ascribed to them respectively in the Agreement.

Dated:  __________________
                            Name of Limited Partner, Investor or Assignee:

                            ____________________________________________________

                            ____________________________________________________
                            (Signature of Limited Partner, Investor or Assignee)

                            ____________________________________________________
                            (Street Address)

                            ____________________________________________________
                            (City)         (State)       (Zip Code)

                            Signature Guaranteed by:


                            ____________________________________________________

Issue Check Payable to:     ____________________________________________________

Please insert social
security or identifying
number:                     ____________________________________________________

                                   Exhibit F
                     FORM OF PARTNERSHIP UNIT CERTIFICATE

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION, UNLESS THE TRANSFEROR DELIVERS TO THE PARTNERSHIP AN OPINION OF COUNSEL SATISFACTORY TO THE PARTNERSHIP, IN FORM AND SUBSTANCE SATISFACTORY TO THE PARTNERSHIP, TO THE EFFECT THAT THE PROPOSED SALE, TRANSFER OR OTHER DISPOSITION MAY BE EFFECTED WITHOUT REGISTRATION UNDER THE ACT AND UNDER APPLICABLE STATE SECURITIES OR "BLUE SKY" LAWS. IN ADDITION, THE LIMITED PARTNERSHIP INTEREST EVIDENCED BY THIS CERTIFICATE MAY BE SOLD OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE RESTRICTIONS ON TRANSFER SET FORTH IN THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF WESTFIELD AMERICA LIMITED PARTNERSHIP, DATED AS OF _________, 1998, A COPY OF WHICH MAY BE OBTAINED FROM WESTFIELD AMERICA, INC., THE MANAGING GENERAL PARTNER, AT ITS PRINCIPAL EXECUTIVE OFFICE.

                                                     Certificate Number ________

                     WESTFIELD AMERICA LIMITED PARTNERSHIP
                FORMED UNDER THE LAWS OF THE STATE OF DELAWARE

This certifies that _______________________________________________________ is
the owner of _______________________________________________

                      FULLY PAID PARTNERSHIP COMMON UNITS
                                      OF
                    WESTFIELD AMERICA LIMITED PARTNERSHIP,

transferable on the books of the Partnership in person or by duly authorized attorney on the surrender of this Certificate properly endorsed. This Certificate and the Partnership Common Units represented hereby are issued and shall be held subject to all of the provisions of the First Amended and Restated Agreement of Limited Partnership of the Westfield America Limited Partnership, as the same may be amended and/or supplemented from time to time.

IN WITNESS WHEREOF, the undersigned has signed this Certificate.

Dated:

                                    By________________________________

     For Value Received, ___________________________________ ("Transferor")
hereby sells, assigns and transfers unto ___________________________________
Partnership Common Unit(s) represented by the within Certificate, and does hereby irrevocably constitute and appoint the Managing General Partner as its Attorney to transfer said Partnership Common Unit(s) on the books of the within-named Partnership with full power of substitution in the premises.


Dated:  ____________________


                             ___________________________________________________
                                                  (Partner)

                                   Exhibit G

                LIST OF EXCLUDED PROPERTIES AND SPECIFIED UNITS


1.   Fee interest in the Trumbull Shopping Park, located in Trumbull,
     Connecticut.

     Specified Units:    21,430 Series A Partnership Preferred Units; and
                          6,155 Series B Partnership Preferred Units; and 9,499 Series C Partnership Preferred Units; and
                         15,832 Series D Partnership Preferred Units; and
                      1,671,951 Partnership Common Units.

2. Partnership interest relating to Meriden Square, located in Meriden, Connecticut.

     Specified Units:    32,059 Series A Partnership Preferred Units; and
                          9,209 Series B Partnership Preferred Units; and
                         14,211 Series C Partnership Preferred Units; and
                         23,685 Series D Partnership Preferred Units; and
                      2,501,269 Partnership Common Units.

3. Partnership interest relating to Connecticut Post Mall, located in Milford, Connecticut.

     Specified Units:    26,836 Series A Partnership Preferred Units; and
                          7,708 Series B Partnership Preferred Units; and
                         11,896 Series C Partnership Preferred Units; and
                         19,826 Series D Partnership Preferred Units; and
                      2,093,673 Partnership Common Units.

4. Partnership interest relating to the Mission Valley Center, located in Mission Valley, California.

     Specified Units:    9,134 Series A Partnership Preferred Units; and
                         2,623 Series B Partnership Preferred Units; and
                         4,049 Series C Partnership Preferred Units; and
                         6,748 Series D Partnership Preferred Units; and
                       712,595 Partnership Common Units.

5. Partnership interest relating to Plaza Camino Real, located in San Diego County, California.

     Specified Units:    11,780 Series A Partnership Preferred Units; and
                          3,384 Series B Partnership Preferred Units; and 5,222 Series C Partnership Preferred Units; and 8,703 Series D Partnership Preferred Units; and
                        919,083 Partnership Common Units.

6.   0.10 Percent Interest in Vancouver Mall

     Specified Units:        20 Series A Partnership Preferred Units; and
                              6 Series B Partnership Preferred Units; and
                              9 Series C Partnership Preferred Units; and
                             15 Series D Partnership Preferred Units; and
                          1,589 Partnership Common Units.

7.   50.0 Percent Interest in M-R St. Peters L.P.

     Specified Units:        31 Partnership Common Units

8. The properties owned by CMF, Inc; the 5.055% undivided interest in the real property known as Meriden Square, in Meriden, Connecticut; the 1.00% interest in MBM Associates-New Partnership; the undivided interest in land owned by WEA Annapolis, Inc. known as RREEF land at Annapolis; a 1.00% membership interest in: WEA Crestwood Plaza LLC, Enfield Square LLC, Fox Hills Mall LLC, Horton Plaza LLC, Los Cerritos LLC, Mid Rivers Mall LLC, Northwest Plaza LLC, Oakridge Mall LLC, Plaza Bonita LLC, Parkway Plaza LLC and Plaza West Covina LLC; and a 1.00% partnership interest in Capital Mall Company, West Park Partners, L.P. and Westfield America Investor L.P.

     Specified Units:    0 Partnership Common Units.

                                  EXHIBIT H1

                    PARTNERSHIP UNIT DESIGNATION OF SERIES A
                         PARTNERSHIP PREFERRED UNITS OF
                     WESTFIELD AMERICA LIMITED PARTNERSHIP


     1.   Creation, Number and Designation.

     A class of Partnership Preferred Units is hereby created and designated as "Series A Partnership Preferred Units." The number of Partnership Preferred Units constituting the Series A Partnership Preferred Units shall be 940,000.

     2.   Definitions.

     For purposes of this Partnership Unit Designation, the following terms shall have the respective meanings indicated in this Section 2, and capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement:

     "Agreement" shall mean the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3, 1998, as amended, modified, supplemented or restated, from time to time.

     "Base Distribution" shall mean $8.50 per Series A Partnership Preferred Unit per annum.

     "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City, New York, are authorized or required by law, regulation or executive order to close.

     "Common Equivalent Factor" shall have the meaning set forth in the Certificate of Designation Setting Forth "Resolution Designating Series A Preferred Shares and Fixing Preferences and Rights Thereof" Adopted by the Board of Directors of Westfield America, Inc.

     "Distribution Payment Date" shall mean, with respect to each Distribution Period, the date that regular quarterly cash distributions are paid on the Partnership Common Units with respect to such Distribution Period; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution payable on such Distribution Payment Date shall be paid on the Business Day immediately following such Distribution Payment Date.

     "Distribution Period" shall mean the Initial Distribution Period and, subject to Section 3(h) below, each subsequent quarterly distribution period commencing on and including January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period.

                                     H1-1

     "Grant Date" shall mean August 3, 1998.

     "Initial Distribution Period" shall mean the period commencing on and including the Grant Date and ending on and including September 30, 1998.

     "Junior Units" shall have the meaning set forth in Section 8(c) hereof.

     "Parity Units" shall have the meaning set forth in Section 8(b) hereof.

     "Partnership" shall mean Westfield America Limited Partnership, a Delaware limited partnership.

     "Series A Partnership Preferred Unit" means a Partnership Unit created under this Partnership Unit Designation, with the designations, preferences and relative, participating, optional or other special rights, powers and duties set forth in this Exhibit H.
              ---------

     "Senior Units" shall have the meaning set forth in Section 8(a) hereof.

     3.   Distributions.

     (a) Holders of Series A Partnership Preferred Units shall not be entitled to any distributions on the Series A Partnership Preferred Units, whether payable in cash, property or stock, except as provided in this Exhibit H.
                                                               ---------

     (b) The holders of Series A Partnership Preferred Units shall be entitled to receive, when, as and if determined by the Managing General Partner and payable only out of Available Cash, cumulative (from the Grant Date) cash distributions payable in arrears on each Distribution Payment Date, commencing on the first Distribution Payment Date after the Grant Date, as follows:

     (i) for the first Distribution Period of any calendar year, an amount per Series A Partnership Preferred Unit equal to the greater of (A) 25% of the Base Distribution or (B) the dollar amount of cash distributions paid with respect to one Partnership Common Unit outstanding during all of the first Distribution Period of such calendar year;

     (ii) for the second Distribution Period of any calendar year, an amount per Series A Partnership Preferred Unit such that the aggregate amount distributed in respect of each Series A Partnership Preferred Unit outstanding during all of the first two Distribution Periods of such calendar year is equal to the greater of (A) 50% of the Base Distribution or (B) the aggregate dollar amount of cash distributions paid with respect to one Partnership Common Unit outstanding during all of the first two Distribution Periods;

     (iii) for the third Distribution Period of any calendar year, an amount per Series A Partnership Preferred Unit such that the aggregate amount distributed in respect of each


                                     H1-2

     Series A Partnership Preferred Unit outstanding during all of the first three Distribution Periods of such calendar year is equal to the greater of
     (A) 75% of the Base Distribution or (B) the aggregate dollar amount of cash distributions paid with respect to one Partnership Common Unit outstanding during all of the first three Distribution Periods; and

     (iv) for the final Distribution Period of any calendar year, an amount per Series A Partnership Preferred Unit such that the aggregate amount distributed in respect of each Series A Partnership Preferred Unit outstanding during all of the Distribution Periods of such calendar year is equal to the greater of (A) the Base Distribution or (B) the aggregate dollar amount of cash distributions paid with respect to one Partnership Common Unit outstanding during all Distribution Periods of such calendar year;

provided, however, that if the aggregate dollar amount of cash distributions
--------  -------
paid with respect to a Series A Partnership Preferred Unit for all Distribution Periods of any calendar year exceeds an amount equal to the greater of (A) the Base Distribution or (B) the aggregate dollar amount of cash distributions paid with respect to one Partnership Common Unit outstanding during all Distribution Periods of such calendar year, in either case, with such amount prorated based on the portion of the year that such Series A Partnership Preferred Unit was outstanding, then the distributions payable in respect of such Series A Partnership Preferred Unit in subsequent calendar years shall be reduced by the amount of such excess.

     (c) Distributions paid with respect to Series A Partnership Preferred Units shall be payable to the holders of record of the Series A Partnership Preferred Units as they appear on Exhibit A to the Agreement at the close of business on
                        ---------
the record date established by the Managing General Partner for such distribution or, if no such record date is established, on the Distribution Payment Date. Any record date established by the Managing General Partner shall not be more than fifty (50) days prior to the applicable Distribution Payment Date.

     (d) Distributions payable with respect to any Series A Partnership Preferred Unit that was not outstanding during the entire Distribution Period for which such distribution is paid shall be prorated based on the portion of the Distribution Period that such Series A Partnership Preferred Unit was outstanding.

     (e) Distributions paid on Series A Partnership Preferred Units in an aggregate amount less than the aggregate amount then accumulated and payable shall be allocated pro rata among all holders of Series A Partnership Preferred Units outstanding based on the respective number of each holder's Series A Partnership Preferred Units. Subject to the terms of the Agreement and the rights of any holders of Senior Units, accumulated but unpaid distributions for any prior Distribution Periods may be paid at any time, without reference to any regularly scheduled quarterly payment date, to the holders of record of the Series A Partnership Preferred Units as they appear on the records of the Partnership at the close of business on the record date established by the Managing General Partner for such distribution (which shall not be more than fifty (50) days prior to the applicable payment date) or, if no such record date is established, on the payment date.


                                     H1-3

     (f) So long as any of the Series A Partnership Preferred Units are outstanding, except as described in the immediately following sentence, no distributions shall be paid by the Partnership and no other distribution of cash or other property shall be made, directly or indirectly, by the Partnership with respect to any class or series of Parity Units for any period unless distributions equal to the full amount of accumulated and unpaid distributions have been, or contemporaneously are, paid with respect to the Series A Partnership Preferred Units for all Distribution Periods ending on or prior to the Distribution Payment Date with respect to such class or series of Parity Units. When the distributions provided for in Section 3(b) hereof are not paid in full, all distributions paid with respect to the Series A Partnership Preferred Units and all distributions paid with respect to any other class or series of Parity Units shall be paid ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series A Partnership Preferred Units and accumulated and unpaid on such Parity Units.

     (g) So long as any Series A Partnership Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units or options, warrants or rights to subscribe for or purchase Junior Units) shall be paid by the Partnership and no other distribution of cash or other property shall be made, directly or indirectly, by the Partnership with respect to any Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Units), directly or indirectly, by the Partnership (except by conversion into or exchange for Junior Units or REIT Shares), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of Junior Units in respect thereof, directly or indirectly, by the Partnership unless in each case (i) the full cumulative distributions (including all accumulated and unpaid distributions) on all outstanding Series A Partnership Preferred Units and any other Parity Units of the Partnership shall have been paid for all past Distribution Periods with respect to the Series A Partnership Preferred Units and all past distribution periods with respect to such Parity Units, and (ii) the full amount of all distributions payable for the most recently-ended Distribution Period with respect to the Series A Partnership Preferred Units and the most recently-ended distribution period with respect to such Parity Units have been paid or sufficient funds shall have been set apart for payment thereof.

     (h) Notwithstanding the foregoing, it is acknowledged that the Managing General Partner may, pursuant to the Agreement, elect to make distributions on the Partnership Common Units on a more or less frequent basis than quarterly and provide for an appropriate record date; in the event that the Managing General Partner elects to effect such a non-quarterly distribution, the Managing General Partner may, in its sole and absolute discretion, cause a Distribution Period (and related Distribution Payment Date) to be established to reflect the period established for such Partnership Common Unit distributions and to make such revisions to the distributions provided in Section 3(b) hereof as may be required to reflect that more or less than four Distribution Payment Dates will occur during the relevant calendar year.


                                     H1-4

     4.   Rights Upon Liquidation.

     (a) In the event of any voluntary liquidation, dissolution or winding up of affairs of the Partnership, the holders of the Series A Partnership Preferred Units shall be entitled, before any distribution or payment is made to the holders of any Junior Units, to be paid in full an amount per unit equal to $100.00, together with all accrued but unpaid distributions through the end date of the calendar quarter most recently completed prior to the date of liquidation, dissolution or winding up of the affairs of the Partnership (any such date, a "Series A Voluntary Liquidation Date") plus (y) 2.125 times a fraction equal to the actual number of days elapsed from the end date of the calendar quarter most recently completed to the relevant Series A Voluntary Liquidation Date over ninety days. In the event of any involuntary liquidation, dissolution or winding up of the affairs of the Partnership, then, before any distribution or payment is made to the holders of any Junior Units, the holders of the Series A Partnership Preferred Units shall be entitled to be paid in full an amount per share equal to $100.00, together with (x) all accrued and unpaid distributions through the end date of the calendar quarter most recently completed prior to the involuntary liquidation (any such date, a "Series A Involuntary Liquidation Date") plus (y) $2.125 times a fraction equal to the actual number of days elapsed from the date of the calendar quarter most recently completed to the relevant Series A Involuntary Liquidation Date over ninety days.

     (b) Payment shall be made in full to all holders of the Series A Partnership Preferred Units and other Parity Units, before any remaining assets of the Partnership shall be distributed among the holders of the Junior Units, according to their respective numbers of units. For the purposes of this
Section 4, the consolidation or merger of the Partnership with any other corporation, partnership or other legal entity shall not be deemed to constitute a liquidation, dissolution or winding up of the Partnership but shall, to the extent appropriate, cause an adjustment to the Common Equivalent Factor.

     (c) Upon the occurrence of any liquidation and subsequent dissolution and winding up of the Partnership, after payment shall have been made in full to the holders of Series A Partnership Preferred Units and any Parity Units, as provided in Section 4(b) hereof, any other series or class or classes of Junior Units shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed.

     5.   Redemption.

     (a) The Partnership, at the option of the Managing General Partner, may redeem in whole, or in part, the Series A Partnership Preferred Units at the time outstanding at any time and from time to time from and after July 1, 2003, upon notice given as hereinafter specified, at a redemption price for each Series A Partnership Preferred Unit equal to $100.00 together with (i) all accrued and unpaid distributions through the end date of the calendar quarter most recently completed prior to the date of redemption of the Series A Partnership Preferred Units (each a "Series A Redemption Date"); plus (ii) $2.125 times a fraction equal to the actual number of days elapsed from the end date of the calendar quarter most recently completed to the relevant Series A


                                     H1-5

Redemption Date over ninety days (such fraction, the "Pro Rata Adjustment"); plus (iii) a right to receive on the payment date for distributions declared on the Common Partnership Units with respect to the calendar quarter during which the relevant Series A Redemption Date occurs (the "Relevant Quarter"), the excess of (x) the Common Equivalent Factor times (A) the dollar amount of the per unit distributions declared on the Common Partnership Units for the Relevant Quarter times the Pro Rata Adjustment plus (B) the dollar amount of the per unit distributions declared on the Common Partnership Units from the beginning of the calendar year in which such redemption occurs through the end date of the calendar quarter prior to the Relevant Quarter over (y) the dollar amount calculated in the preceding clause (ii) plus all other distributions paid on the Preferred Units of the Partnership from the beginning of the calendar year during which the relevant Series A Redemption Date occurs.

     (b) If the Partnership shall determine to redeem less than all of the Series A Partnership Preferred Units then outstanding, the units to be redeemed shall be selected pro rata (as nearly as may be) so that the number of units redeemed from each holder shall be the same proportion of all the units to be redeemed that the total number of Series A Partnership Preferred Units then held by such holder bears to the total number of Series A Partnership Preferred Units then outstanding.

     (c) Notice of any proposed redemption of shares of Series A Partnership Preferred Units shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the units to be redeemed, at their respective last addresses as they shall appear on the books of the Partnership. Such mailing shall be at least 30 days and not more than 60 days prior to the date fixed for such redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of Series A Partnership Preferred Units designated for redemption shall not affect the validity of the proceedings for the redemption of any other Series A Partnership Preferred Units.

     The Managing General Partner shall have full power and authority, subject to the provisions herein contained, to prescribe the terms and conditions upon which Series A Partnership Preferred Units shall be redeemed.

     If notice of redemption shall have been duly given, and if, on or before the redemption date specified therein, the Partnership shall deposit all funds necessary for such redemption with a bank or trust company in an account that is separate and apart from its other accounts and shall hold such funds in trust for the pro rata benefit of the holders of the units called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for units so called for redemption shall not have been surrendered for cancellation, all units so called for redemption shall no longer be deemed outstanding on and after such redemption date, and all rights with respect to such units shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

     Any funds so deposited and unclaimed at the end of two years from such redemption date


                                     H1-6
shall, to the extent permitted by law, be released or repaid to the Partnership, after which repayment the holders of the shares so called for redemption shall look only to the Partnership for payment thereof.


     6.   Status of Reacquired Series A Partnership Preferred Units.

     All Series A Partnership Preferred Units which shall have been granted and reacquired in any manner by the Partnership shall be deemed cancelled.

     7.   Conversion.

     Series A Partnership Preferred Units shall be convertible as provided in
Section 4.7.A of the Agreement.


     8.   Ranking.

     The Series A Partnership Preferred Units shall with respect to distribution rights and rights on liquidation, dissolution and winding up of the affairs of the Partnership, rank pari passu to the Series B Partnership Preferred Units,
                      ----------
the Series C Partnership Preferred Units and the Series D Partnership Preferred Units.

     Each Series A Partnership Preferred Unit shall be identical in all respects to each other Series A Partnership Preferred Unit.

     Any class or series of Partnership Units or Investor Unit Rights shall be deemed to rank:

     (a) prior or senior to the Series A Partnership Preferred Units, as to the payment of distributions and as to distributions of assets upon dissolution and winding up of the Partnership, if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, shall be entitled to the receipt of distributions or of amounts distributable upon dissolution and winding up of the Partnership in preference or priority to the holders of Series A Partnership Preferred Units ("Senior Units");

     (b) on a parity with the Series A Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon dissolution and winding up of the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof shall be different from those of the Series A Partnership Preferred Units, if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, and the Series A Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon dissolution and winding up of the Partnership in proportion to their respective amounts of accumulated and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other ("Parity Units"); and


                                     H1-7

     (c) junior to the Series A Partnership Preferred Units, as to the payment of distributions or as to the distribution of assets upon dissolution and winding up of the Partnership, if such class or series of Partnership Units is Partnership Common Units or if the holders of Series A Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon - dissolution and winding up of the Partnership, in preference or priority to the holders of such class or series of Partnership Units or Investor Unit Rights ("Junior Units").

     9.   Allocations.

     (a) For each partnership year, each Holder of a Share of Series A Preferred Units shall be allocated Net Income of the Partnership in an amount equal to the amount of distributions made with respect to such Holder's Series A Preferred Units pursuant to Section 3 hereof during such Partnership Year. In no event shall items of Net Loss of the Partnership be allocated to any Holder of Series A Preferred Units unless such allocation is required by Section 704(b) of the Code or Section 9(b) of this Exhibit H-1.
                             -----------


     (b) If any Series A Partnership Preferred Units are redeemed pursuant to
Section 4.7.B of the Agreement, for the Partnership Year that includes such redemption (and, if necessary, for subsequent Partnership Years) (a) gross income and gain (in such relative proportions as the Managing General Partner in its discretion shall determine) shall be allocated to the Managing General Partner and such Special Limited Partner(s) to the extent that the redemption amounts paid or payable with respect to the Series A Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Partnership) per Series A Partnership Preferred Unit allocable to the Series A Partnership Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses (in such relative proportions as the Managing General Partner in its discretion shall determine) shall be allocated to the Managing General Partner and such Special Limited Partner(s) to the extent that the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Partnership) per Series A Partnership Preferred Unit allocable to the Series A Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the redemption amount paid or payable with respect to the Series A Partnership Preferred Units so redeemed (or treated as redeemed).

     10.  Voting and Consent Rights.

     (a) Holders of Series A Partnership Preferred Units shall have only those voting and consent rights specified in Section 7.3.B of the Agreement and
Section 10(b) hereof.

     (b) So long as any Series A Partnership Preferred Units are outstanding, in addition to any other vote or consent of holders of Series A Partnership Preferred Units required by law or by the Agreement, the affirmative vote or consent of holders of at least 50% of the outstanding Series A Partnership Preferred Units, voting or consenting as a separate class, given in Person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be


                                     H1-8
necessary for effecting or validating any amendment or alteration of any of the provisions of this Partnership Unit Designation or the Agreement that materially and adversely affects the material powers, rights or preferences of the holders of the Series A Partnership Preferred Units; provided, however, that the
                                             --------  -------
amendment of the Agreement so as to authorize, create, issue or grant any class or series of Partnership Units, including, without limitation, any such Partnership Units that may have rights senior or superior to the Series A Partnership Preferred Units, shall be deemed not to materially and adversely affect the material powers, rights or preferences of the holders of Series A Partnership Preferred Units.

     (c) Except as otherwise required by applicable law or as set forth herein or in the Agreement, the holders of the Series A Partnership Preferred Units shall not have any relative, participating, optional or other special voting rights or powers with respect to any matter, and the consent or approval of the holders thereof shall not be required for the taking of any action by the Partnership.

     11.  Information Rights.

     Holders of Series A Partnership Preferred Units shall have only the information rights specified in Section 8.5.A and Section 9.3 of the Agreement.

     12.  Restrictions on Transfer.

     The Series A Partnership Preferred Units are subject to the restrictions on transfer set forth in Article 11 of the Agreement.

     13.  Ambiguity.

     In the case of an ambiguity in the application of any of the provisions of this Partnership Unit Designation, the Managing General Partner shall have the power to determine the application of the provisions of this Partnership Unit Designation with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances.

     14.  Partnership Records.

     The Managing General Partner shall amend Exhibit A to the Agreement from
                                              ---------
time to time to the extent necessary to reflect accurately the grant and any subsequent redemption of, or other event having an effect on the ownership of, Series A Partnership Preferred Units.

     15.  Governing Law.

     This Exhibit H shall be construed and enforced in accordance with, and
          ---------
governed by, the laws of the State of Delaware, without regard to principles of conflicts of law.


                                     H1-9

                                  EXHIBIT H2

                    PARTNERSHIP UNIT DESIGNATION OF SERIES B
                         PARTNERSHIP PREFERRED UNITS OF
                     WESTFIELD AMERICA LIMITED PARTNERSHIP


     1.   Creation, Number and Designation.

     A class of Partnership Preferred Units is hereby created and designated as "Series B Partnership Preferred Units." The number of Partnership Preferred Units constituting the Series B Partnership Preferred Units shall be 400,000.

     2.   Definitions.

     For purposes of this Partnership Unit Designation, the following terms shall have the respective meanings indicated in this Section 2, and capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement:

     "Agreement" shall mean the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3, 1998, as amended, modified, supplemented or restated, from time to time.

     "Base Distribution" shall mean $8.50 per Series B Partnership Preferred Unit per annum.

     "Business Day" shall mean any day, other than a Saturday or Sunday, that is neither a legal holiday nor a day on which banking institutions in New York City, New York, are authorized or required by law, regulation or executive order to close.

     "Common Equivalent Factor" shall have the meaning set forth in the Certificate of Designation Setting Forth "Resolution Designating Series B Preferred Shares and Fixing Preferences and Rights Thereof" Adopted by the Board of Directors of Westfield America, Inc.

     "Distribution Payment Date" shall mean, with respect to each Distribution Period, the date that regular quarterly cash distributions are paid on the Partnership Common Units with respect to such Distribution Period; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution payable on such Distribution Payment Date shall be paid on the Business Day immediately following such Distribution Payment Date.

     "Distribution Period" shall mean the Initial Distribution Period and, subject to Section 3(h) below, each subsequent quarterly distribution period commencing on and including January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period.

                                     H2-1

     "Grant Date" shall mean August 3, 1998.

     "Initial Distribution Period" shall mean the period commencing on and including the Grant Date and ending on and including September 30, 1998.

     "Junior Units" shall have the meaning set forth in Section 8(c) hereof.

     "Parity Units" shall have the meaning set forth in Section 8(b) hereof.

     "Partnership" shall mean Westfield America Limited Partnership, a Delaware limited partnership.

     "Series B Partnership Preferred Unit" means a Partnership Unit created under this Partnership Unit Designation, with the designations, preferences and relative, participating, optional or other special rights, powers and duties set forth in this Exhibit H.
              ---------

     "Senior Units" shall have the meaning set forth in Section 8(a) hereof.

     3.   Distributions.

     (a) Holders of Series B Partnership Preferred Units shall not be entitled to any distributions on the Series B Partnership Preferred Units, whether payable in cash, property or stock, except as provided in this Exhibit H.
                                                               ---------

     (b) The holders of Series B Partnership Preferred Units shall be entitled to receive, when, as and if determined by the Managing General Partner and payable only out of Available Cash, cumulative (from the Grant Date) cash distributions payable in arrears on each Distribution Payment Date, commencing on the first Distribution Payment Date after the Grant Date, as follows:

     (i) for the first Distribution Period of any calendar year, an amount per Series B Partnership Preferred Unit equal to the greater of (A) 25% of the Base Distribution or (B) the dollar amount of cash distributions paid with respect to one Partnership Common Unit outstanding during all of the first Distribution Period of such calendar year;

     (ii) for the second Distribution Period of any calendar year, an amount per Series B Partnership Preferred Unit such that the aggregate amount distributed in respect of each Series B Partnership Preferred Unit outstanding during all of the first two Distribution Periods of such calendar year is equal to the greater of (A) 50% of the Base Distribution or (B) the aggregate dollar amount of cash distributions paid with respect to one Partnership Common Unit outstanding during all of the first two Distribution Periods;

     (iii) for the third Distribution Period of any calendar year, an amount per Series B Partnership Preferred Unit such that the aggregate amount distributed in respect of each
                                     H2-2

     Series B Partnership Preferred Unit outstanding during all of the first three Distribution Periods of such calendar year is equal to the greater of
     (A) 75% of the Base Distribution or (B) the aggregate dollar amount of cash distributions paid with respect to one Partnership Common Unit outstanding during all of the first three Distribution Periods; and

     (iv) for the final Distribution Period of any calendar year, an amount per Series B Partnership Preferred Unit such that the aggregate amount distributed in respect of each Series B Partnership Preferred Unit outstanding during all of the Distribution Periods of such calendar year is equal to the greater of (A) the Base Distribution or (B) the aggregate dollar amount of cash distributions paid with respect to one Partnership Common Unit outstanding during all Distribution Periods of such calendar year;

provided, however, that if the aggregate dollar amount of cash distributions
--------  -------
paid with respect to a Series B Partnership Preferred Unit for all Distribution Periods of any calendar year exceeds an amount equal to the greater of (A) the Base Distribution or (B) the aggregate dollar amount of cash distributions paid with respect to one Partnership Common Unit outstanding during all Distribution Periods of such calendar year, in either case, with such amount prorated based on the portion of the year that such Series B Partnership Preferred Unit was outstanding, then the distributions payable in respect of such Series B Partnership Preferred Unit in subsequent calendar years shall be reduced by the amount of such excess.

     (c) Distributions paid with respect to Series B Partnership Preferred Units shall be payable to the holders of record of the Series B Partnership Preferred Units as they appear on Exhibit A to the Agreement at the close of business on
                        ---------
the record date established by the Managing General Partner for such distribution or, if no such record date is established, on the Distribution Payment Date. Any record date established by the Managing General Partner shall not be more than fifty (50) days prior to the applicable Distribution Payment Date.

     (d) Distributions payable with respect to any Series B Partnership Preferred Unit that was not outstanding during the entire Distribution Period for which such distribution is paid shall be prorated based on the portion of the Distribution Period that such Series B Partnership Preferred Unit was outstanding.

     (e) Distributions paid on Series B Partnership Preferred Units in an aggregate amount less than the aggregate amount then accumulated and payable shall be allocated pro rata among all holders of Series B Partnership Preferred Units outstanding based on the respective number of each holder's Series B Partnership Preferred Units. Subject to the terms of the Agreement and the rights of any holders of Senior Units, accumulated but unpaid distributions for any prior Distribution Periods may be paid at any time, without reference to any regularly scheduled quarterly payment date, to the holders of record of the Series B Partnership Preferred Units as they appear on the records of the Partnership at the close of business on the record date established by the Managing General Partner for such distribution (which shall not be more than fifty (50) days prior to the applicable payment date) or, if no such record date is established, on the payment date.

                                     H2-3

     (f) So long as any of the Series B Partnership Preferred Units are outstanding, except as described in the immediately following sentence, no distributions shall be paid by the Partnership and no other distribution of cash or other property shall be made, directly or indirectly, by the Partnership with respect to any class or series of Parity Units for any period unless distributions equal to the full amount of accumulated and unpaid distributions have been, or contemporaneously are, paid with respect to the Series B Partnership Preferred Units for all Distribution Periods ending on or prior to the Distribution Payment Date with respect to such class or series of Parity Units. When the distributions provided for in Section 3(b) hereof are not paid in full, all distributions paid with respect to the Series B Partnership Preferred Units and all distributions paid with respect to any other class or series of Parity Units shall be paid ratably in proportion to the respective amounts of distributions accumulated and unpaid on the Series B Partnership Preferred Units and accumulated and unpaid on such Parity Units.

     (g) So long as any Series B Partnership Preferred Units are outstanding, no distributions (other than distributions paid solely in Junior Units or options, warrants or rights to subscribe for or purchase Junior Units) shall be paid by the Partnership and no other distribution of cash or other property shall be made, directly or indirectly, by the Partnership with respect to any Junior Units, nor shall any Junior Units be redeemed, purchased or otherwise acquired for any consideration (or any moneys be paid to or made available for a sinking fund for the redemption of any such Junior Units), directly or indirectly, by the Partnership (except by conversion into or exchange for Junior Units or REIT Shares), nor shall any other cash or other property otherwise be paid or distributed to or for the benefit of any holder of Junior Units in respect thereof, directly or indirectly, by the Partnership unless in each case (i) the full cumulative distributions (including all accumulated and unpaid distributions) on all outstanding Series B Partnership Preferred Units and any other Parity Units of the Partnership shall have been paid for all past Distribution Periods with respect to the Series B Partnership Preferred Units and all past distribution periods with respect to such Parity Units, and (ii) the full amount of all distributions payable for the most recently-ended Distribution Period with respect to the Series B Partnership Preferred Units and the most recently-ended distribution period with respect to such Parity Units have been paid or sufficient funds shall have been set apart for payment thereof.

     (h) Notwithstanding the foregoing, it is acknowledged that the Managing General Partner may, pursuant to the Agreement, elect to make distributions on the Partnership Common Units on a more or less frequent basis than quarterly and provide for an appropriate record date; in the event that the Managing General Partner elects to effect such a non-quarterly distribution, the Managing General Partner may, in its sole and absolute discretion, cause a Distribution Period (and related Distribution Payment Date) to be established to reflect the period established for such Partnership Common Unit distributions and to make such revisions to the distributions provided in Section 3(b) hereof as may be required to reflect that more or less than four Distribution Payment Dates will occur during the relevant calendar year.

                                     H2-4

     4.   Rights Upon Liquidation.

     (a) In the event of any voluntary liquidation, dissolution or winding up of affairs of the Partnership, the holders of the Series B Partnership Preferred Units shall be entitled, before any distribution or payment is made to the holders of any Junior Units, to be paid in full an amount per unit equal to $100.00, together with all accrued but unpaid distributions through the end date of the calendar quarter most recently completed prior to the date of liquidation, dissolution or winding up of the affairs of the Partnership (any such date, a "Series B Voluntary Liquidation Date") plus (y) 2.125 times a fraction equal to the actual number of days elapsed from the end date of the calendar quarter most recently completed to the relevant Series B Voluntary Liquidation Date over ninety days. In the event of any involuntary liquidation, dissolution or winding up of the affairs of the Partnership, then, before any distribution or payment is made to the holders of any Junior Units, the holders of the Series B Partnership Preferred Units shall be entitled to be paid in full an amount per share equal to $100.00, together with (x) all accrued and unpaid distributions through the end date of the calendar quarter most recently completed prior to the involuntary liquidation (any such date, a "Series B Involuntary Liquidation Date") plus (y) $2.125 times a fraction equal to the actual number of days elapsed from the date of the calendar quarter most recently completed to the relevant Series B Involuntary Liquidation Date over ninety days.

     (b) Payment shall be made in full to all holders of the Series B Partnership Preferred Units and other Parity Units, before any remaining assets of the Partnership shall be distributed among the holders of the Junior Units, according to their respective numbers of units. For the purposes of this
Section 4, the consolidation or merger of the Partnership with any other corporation, partnership or other legal entity shall not be deemed to constitute a liquidation, dissolution or winding up of the Partnership but shall, to the extent appropriate, cause an adjustment to the Common Equivalent Factor.

     (c) Upon the occurrence of any liquidation and subsequent dissolution and winding up of the Partnership, after payment shall have been made in full to the holders of Series B Partnership Preferred Units and any Parity Units, as provided in Section 4(b) hereof, any other series or class or classes of Junior Units shall, subject to the respective terms thereof, be entitled to receive any and all assets remaining to be paid or distributed.

     5.   Redemption.

     (a) The Partnership, at the option of the Managing General Partner, may redeem in whole, or in part, the Series B Partnership Preferred Units at the time outstanding at any time and from time to time from and after May 21, 2004, upon notice given as hereinafter specified, at a redemption price for each Series B Partnership Preferred Unit equal to $100.00 together with (i) all accrued and unpaid distributions through the end date of the calendar quarter most recently completed prior to the date of redemption of the Series B Partnership Preferred Units (each a "Series B Redemption Date"); plus (ii) $2.125 times a fraction equal to the actual number of days elapsed from the end date of the calendar quarter most recently completed to the relevant Series B

                                     H2-5

Redemption Date over ninety days (such fraction, the "Pro Rata Adjustment"); plus (iii) a right to receive on the payment date for distributions declared on the Common Partnership Units with respect to the calendar quarter during which the relevant Series B Redemption Date occurs (the "Relevant Quarter"), the excess of (x) the Common Equivalent Factor times (A) the dollar amount of the per unit distributions declared on the Common Partnership Units for the Relevant Quarter times the Pro Rata Adjustment plus (B) the dollar amount of the per unit distributions declared on the Common Partnership Units from the beginning of the calendar year in which such redemption occurs through the end date of the calendar quarter prior to the Relevant Quarter over (y) the dollar amount calculated in the preceding clause (ii) plus all other distributions paid on the Preferred Units of the Partnership from the beginning of the calendar year during which the relevant Series B Redemption Date occurs.

     (b) If the Partnership shall determine to redeem less than all of the Series B Partnership Preferred Units then outstanding, the units to be redeemed shall be selected pro rata (as nearly as may be) so that the number of units redeemed from each holder shall be the same proportion of all the units to be redeemed that the total number of Series B Partnership Preferred Units then held by such holder bears to the total number of Series B Partnership Preferred Units then outstanding.

     (c) Notice of any proposed redemption of shares of Series B Partnership Preferred Units shall be mailed by first class mail, postage prepaid, addressed to the holders of record of the units to be redeemed, at their respective last addresses as they shall appear on the books of the Partnership. Such mailing shall be at least 30 days and not more than 60 days prior to the date fixed for such redemption. Any notice which is mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder receives such notice, and failure duly to give such notice by mail, or any defect in such notice, to any holder of Series B Partnership Preferred Units designated for redemption shall not affect the validity of the proceedings for the redemption of any other Series B Partnership Preferred Units.

     The Managing General Partner shall have full power and authority, subject to the provisions herein contained, to prescribe the terms and conditions upon which Series B Partnership Preferred Units shall be redeemed.

     If notice of redemption shall have been duly given, and if, on or before the redemption date specified therein, the Partnership shall deposit all funds necessary for such redemption with a bank or trust company in an account that is separate and apart from its other accounts and shall hold such funds in trust for the pro rata benefit of the holders of the units called for redemption, so as to be and continue to be available therefor, then, notwithstanding that any certificate for units so called for redemption shall not have been surrendered for cancellation, all units so called for redemption shall no longer be deemed outstanding on and after such redemption date, and all rights with respect to such units shall forthwith on such redemption date cease and terminate, except only the right of the holders thereof to receive the amount payable on redemption thereof, without interest.

     Any funds so deposited and unclaimed at the end of two years from such redemption date

                                     H2-6
shall, to the extent permitted by law, be released or repaid to the Partnership, after which repayment the holders of the shares so called for redemption shall look only to the Partnership for payment thereof.


     6.   Status of Reacquired Series B Partnership Preferred Units.

     All Series B Partnership Preferred Units which shall have been granted and reacquired in any manner by the Partnership shall be deemed cancelled.

     7.   Conversion.

     Series B Partnership Preferred Units shall be convertible as provided in
Section 4.7.A of the Agreement.

     8.   Ranking.

     The Series B Partnership Preferred Units shall with respect to distribution rights and rights on liquidation, dissolution and winding up of the affairs of the Partnership, rank pari passu to the Series A Partnership Preferred Units,
                      ----------
the Series C Partnership Preferred Units and the Series D Partnership Preferred Units.

     Each Series B Partnership Preferred Unit shall be identical in all respects to each other Series B Partnership Preferred Unit.

     Any class or series of Partnership Units or Investor Unit Rights shall be deemed to rank:

     (a) prior or senior to the Series B Partnership Preferred Units, as to the payment of distributions and as to distributions of assets upon dissolution and winding up of the Partnership, if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, shall be entitled to the receipt of distributions or of amounts distributable upon dissolution and winding up of the Partnership in preference or priority to the holders of Series B Partnership Preferred Units ("Senior Units");

     (b) on a parity with the Series B Partnership Preferred Units, as to the payment of distributions and as to distribution of assets upon dissolution and winding up of the Partnership, whether or not the distribution rates, distribution payment dates or redemption or liquidation prices per unit or other denomination thereof shall be different from those of the Series B Partnership Preferred Units, if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, and the Series B Partnership Preferred Units shall be entitled to the receipt of distributions and of amounts distributable upon dissolution and winding up of the Partnership in proportion to their respective amounts of accumulated and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other ("Parity Units"); and

                                     H2-7

     (c) junior to the Series B Partnership Preferred Units, as to the payment of distributions or as to the distribution of assets upon dissolution and winding up of the Partnership, if such class or series of Partnership Units is Partnership Common Units or if the holders of Series B Partnership Preferred Units shall be entitled to receipt of distributions or of amounts distributable upon dissolution and winding up of the Partnership, in preference or priority to the holders of such class or series of Partnership Units or Investor Unit Rights ("Junior Units").

     9.   Allocations.

     (a) For each partnership year, each Holder of a Share of Series B Preferred Units shall be allocated Net Income of the Partnership in an amount equal to the amount of distributions made with respect to such Holder's Series B Preferred Units pursuant to Section 3 hereof during such Partnership Year. In no event shall items of Net Loss of the Partnership be allocated to any Holder of Series B Preferred Units unless such allocation is required by Section 704(b) of the Code or Section 9(b) of this Exhibit H-2.
                             -----------

     (b) If any Series B Partnership Preferred Units are redeemed pursuant to
Section 4.7.B of the Agreement, for the Partnership Year that includes such redemption (and, if necessary, for subsequent Partnership Years) (a) gross income and gain (in such relative proportions as the Managing General Partner in its discretion shall determine) shall be allocated to the Managing General Partner and such Special Limited Partner(s) to the extent that the redemption amounts paid or payable with respect to the Series B Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Partnership) per Series B Partnership Preferred Unit allocable to the Series B Partnership Preferred Units so redeemed (or treated as redeemed) and (b) deductions and losses (in such relative proportions as the Managing General Partner in its discretion shall determine) shall be allocated to the Managing General Partner and such Special Limited Partner(s) to the extent that the aggregate Capital Account Balances (net of liabilities assumed or taken subject to by the Partnership) per Series B Partnership Preferred Unit allocable to the Series B Partnership Preferred Units so redeemed (or treated as redeemed) exceeds the redemption amount paid or payable with respect to the Series B Partnership Preferred Units so redeemed (or treated as redeemed).

     10.  Voting and Consent Rights.

     (a) Holders of Series B Partnership Preferred Units shall have only those voting and consent rights specified in Section 7.3.B of the Agreement and
Section 10(b) hereof.

     (b) So long as any Series B Partnership Preferred Units are outstanding, in addition to any other vote or consent of holders of Series B Partnership Preferred Units required by law or by the Agreement, the affirmative vote or consent of holders of at least 50% of the outstanding Series B Partnership Preferred Units, voting or consenting as a separate class, given in Person or by proxy, either in writing without a meeting or by vote at any meeting called for the purpose, shall be

                                     H2-8
necessary for effecting or validating any amendment or
alteration of any of the provisions of this Partnership Unit Designation or the Agreement that materially and adversely affects the material powers, rights or preferences of the holders of the Series B Partnership Preferred Units; provided, however, that the amendment of the Agreement so as to authorize,
--------  -------
create, issue or grant any class or series of Partnership Units, including, without limitation, any such Partnership Units that may have rights senior or superior to the Series B Partnership Preferred Units, shall be deemed not to materially and adversely affect the material powers, rights or preferences of the holders of Series B Partnership Preferred Units.

     (c) Except as otherwise required by applicable law or as set forth herein or in the Agreement, the holders of the Series B Partnership Preferred Units shall not have any relative, participating, optional or other special voting rights or powers with respect to any matter, and the consent or approval of the holders thereof shall not be required for the taking of any action by the Partnership.

     11.  Information Rights.

     Holders of Series B Partnership Preferred Units shall have only the information rights specified in Section 8.5.A and Section 9.3 of the Agreement.

     12.  Restrictions on Transfer.

     The Series B Partnership Preferred Units are subject to the restrictions on transfer set forth in Article 11 of the Agreement.

     13.  Ambiguity.

     In the case of an ambiguity in the application of any of the provisions of this Partnership Unit Designation, the Managing General Partner shall have the power to determine the application of the provisions of this Partnership Unit Designation with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances.

     14.  Partnership Records.

     The Managing General Partner shall amend Exhibit A to the Agreement from
                                              ---------
time to time to the extent necessary to reflect accurately the grant and any subsequent redemption of, or other event having an effect on the ownership of, Series B Partnership Preferred Units.

     15.  Governing Law.

     This Exhibit H shall be construed and enforced in accordance with, and
          ---------
governed by, the laws of the State of Delaware, without regard to principles of conflicts of law.

                                     H2-9

                                   EXHIBIT I

                        INVESTOR UNIT RIGHT DESIGNATION
                                    OF THE
                         CLASS A INVESTOR UNIT RIGHTS
                                      OF
                     WESTFIELD AMERICA LIMITED PARTNERSHIP


     1.   CREATION, NUMBER AND DESIGNATION.

     A class of Investor Unit Rights is hereby created and designated as "Class A Investor Unit Rights." The number of Investor Unit Rights constituting the Class A Investor Unit Rights shall be unlimited.

     2.   DEFINITIONS.

     For purposes of this Investor Unit Right Designation, the following terms shall have the respective meanings indicated in this Section 2, and capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement:

     "Agreement" shall mean the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3, 1998 as amended, modified, supplemented or restated, from time to time.

     "Class A Investor Unit Right" means an Investor Unit Right created under this Investor Unit Right Designation, with the designations, preferences and relative, participating, optional or other special rights, powers and duties set forth in this Exhibit I.
              ---------

     "Distribution Payment Date" shall mean, with respect to each Distribution Period, the date that regular quarterly cash distributions are paid on the Partnership Common Units with respect to such Distribution Period; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution payable on such Distribution Payment Date shall be paid on the Business Day immediately following such Distribution Payment Date.

     "Distribution Period" shall mean the Initial Distribution Period and each subsequent quarterly distribution period commencing on and including January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period. Notwithstanding the foregoing, it is acknowledged that the Managing General Partner may, pursuant to the Agreement, elect to make distributions on the Partnership Common Units on a more or less frequent basis than quarterly and provide for an appropriate record date; in the event that the Managing General Partner elects to effect such a non-quarterly distribution, the Managing General Partner shall cause a Distribution Period (and related Distribution Payment
Date) with respect to the Class A Investor Unit Rights to be established to reflect the period established for such Partnership Common Unit distributions and to make such revisions to the distributions as may be required to reflect that more or less than four Distribution Payment Dates will occur during the relevant calendar year.

     "Grant Date" shall mean the date Class A Investor Unit Rights initially are sold to Investors.

     "Initial Distribution Period" shall mean the period commencing on and including the Grant Date and ending on and including the next succeeding Distribution Payment Date.

     "Parity Units" shall have the meaning set forth in Section 8(b) hereof.

     "Partnership" shall mean Westfield America Limited Partnership, a Delaware limited partnership.

     "Senior Units" shall have the meaning set forth in Section 8(a) hereof.

     3.   DISTRIBUTIONS.

          In accordance with, and subject to the terms of, Section 5.1 and 13.5 of the Partnership Agreement, each holder of a Class A Investor Unit Right shall receive, for each Distribution Period, a pro rata share of Distributions under
Article 5 of the Partnership Agreement in an amount equal to the Distributions such Investor would have received if such Investor had been a Limited Partner and had held one Partnership Common Unit for each of such Investor's Class A Investor Unit Rights.

     4.   DISTRIBUTIONS UPON LIQUIDATION.

     Upon the occurrence of a Liquidating Event and subsequent dissolution and winding up of the Partnership, each holder of a Class A Investor Unit Right shall be entitled to receive an amount per Class A Investor Unit Right equal to the amount such holder would have received if the holder held one Partnership Common Unit in accordance with clause (4) of Section 14.2 of the Agreement.

     5.   REDEMPTION.

     Class A Investor Unit Rights shall be redeemable as provided in Section
13.10 and Section 16.1 of the Agreement. Upon any such redemption, the Managing General Partner shall amend Exhibit A and Exhibit B to the Agreement as
                            ---------     ---------
appropriate to reflect such redemption.

     6.   STATUS OF REACQUIRED CLASS A INVESTOR UNIT RIGHTS.

     All Class A Investor Unit Rights which shall have been granted and reacquired in any manner by the Partnership shall be deemed cancelled.

     7.   CONVERSION.

     Class A Investor Unit Rights shall not be convertible by the holders thereof or by the Partnership into any other securities of the Partnership.

     8.   RANKING.

     Any class or series of Partnership Units or Investor Unit Rights shall be deemed to rank:

     (a) prior or senior to the Class A Investor Unit Rights, as to the payment of distributions and as to distributions of assets upon dissolution and winding up of the Partnership, if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, shall be entitled to the receipt of distributions or of amounts distributable upon dissolution and winding up of the Partnership in preference or priority to the holders of Class A Investor Unit Rights ("Senior Units"); and

     (b) on a parity with the Class A Investor Unit Rights, as to the payment of distributions and as to distributions of assets upon dissolution and winding up of the Partnership, if such class or series of Partnership Units is Partnership Common Units or if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, and the Class A Investor Unit Rights shall be entitled to the receipt of distributions and of amounts distributable upon dissolution and winding up of the Partnership in proportion to their respective amounts of accumulated and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other ("Parity Units").

     9.   ALLOCATIONS.

     As provided in Article 13 of the Agreement, each holder of Class A Investor Unit Rights shall be allocated its pro rata share of all items of Net Income and Net Loss of the Partnership in the manner set forth in Article 6 of the Agreement.

     10.  VOTING AND CONSENT RIGHTS.

     (a) Holders of Class A Investor Unit Rights shall have only those voting and consent rights specified in Section 13.5.C of the Agreement and Section 10(b) hereof.

     (b) Except as otherwise required by applicable law or as set forth herein or in the Agreement, the holders of the Class A Investor Unit Rights shall not have any relative, participating, optional or other special voting rights or powers with respect to any matter, and the consent or approval of the holders thereof shall not be required for the taking of any action by the Partnership.

     11.  INFORMATION RIGHTS.

     Holders of Class A Investor Unit Rights shall have only the information rights specified in Section 13.5.D of the Agreement.

     12.  RESTRICTIONS ON TRANSFER.

     The Class A Investor Unit Rights are subject to the restrictions on transfer set forth in Section 13.7 of the Agreement.

     13.  AMBIGUITY.

     In the case of an ambiguity in the application of any of the provisions of this Investor Unit Right Designation, the Managing General Partner shall have the power to determine the application of the provisions of this Investor Unit Right Designation with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances.

     14.  PARTNERSHIP RECORDS.

     The Managing General Partner shall amend Exhibit B to the Agreement from
                                              ---------
time to time to the extent necessary to reflect accurately the grant and any subsequent redemption of, or other event having an effect on the ownership of, Class A Investor Unit Rights.

     15.  GOVERNING LAW.

     This Exhibit I shall be construed and enforced in accordance with, and
          ---------
governed by, the laws of the State of Delaware, without regard to principles of conflicts of law.

                                  Exhibit I-1

                        INVESTOR UNIT RIGHT DESIGNATION
                                     OF THE
                         CLASS A-1 INVESTOR UNIT RIGHTS
                                       OF
                     WESTFIELD AMERICA LIMITED PARTNERSHIP

     1.  Creation, Number and Designation.

     A class of Investor Unit Rights is hereby created and designated as "Class A-1 Investor Unit Rights." The number of Investor Unit Rights constituting the Class A-1 Investor Unit Rights shall be unlimited.

     2.  Definitions.

     For purposes of this Investor Unit Right Designation, the following terms shall have the respective meanings indicated in this Section 2, and capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement:

     "Agreement" shall mean the First Amended and Restated Agreement of Limited Partnership of Westfield America Limited Partnership, dated as of August 3, 1998 as amended, modified, supplemented or restated, from time to time.

     "Class A Investor Unit Right" shall mean an Investor Unit Right created under the Investor Unit Right Designation of the Class A Investor Unit Rights of Westfield America Limited Partnership (the "Class A Investor Unit Right Designation"), with the designations, preferences and relative, participating, optional or other special rights, powers and duties set forth in Exhibit I to
                                                                 ---------
the Agreement.

     "Class A-1 Investor Unit Right" shall mean an Investor Unit Right created under this Investor Unit Right Designation, with the designations, preferences and relative, participating, optional or other special rights, powers and duties set forth in this Exhibit I-1.
                  -----------

     "Distribution Payment Date" shall mean, with respect to each Distribution Period, the date that regular quarterly cash distributions are paid on the Partnership Common Units with respect to such Distribution Period; provided, however, that if any Distribution Payment Date falls on any day other than a Business Day, the distribution

                                     I-1-1
payable on such Distribution Payment Date shall be paid on the Business Day immediately following such Distribution Payment Date.

     "Distribution Period" shall mean the Initial Distribution Period and each subsequent quarterly distribution period commencing on and including January 1, April 1, July 1 and October 1 of each year and ending on and including the day preceding the first day of the next succeeding Distribution Period. Notwithstanding the foregoing, it is acknowledged that the Managing General Partner may, pursuant to the Agreement, elect to make distributions on the Partnership Common Units on a more or less frequent basis than quarterly and provide for an appropriate record date; in the event that the Managing General Partner elects to effect such a non-quarterly distribution, the Managing General Partner shall cause a Distribution Period (and related Distribution Payment
Date) with respect to the Class A-1 Investor Unit Rights to be established to reflect the period established for such Partnership Common Unit distributions and to make such revisions to the distributions as may be required to reflect that more or less than four Distribution Payment Dates will occur during the relevant calendar year.

     "Grant Date" shall mean the date Class A-1 Investor Unit Rights initially are sold to Investors.

     "Initial Distribution Period" shall mean the period commencing on and including the Grant Date and ending on and including the next succeeding Distribution Payment Date.

     "Parity Units" shall have the meaning set forth in Section 9(b) hereof.

     "Partnership" shall mean Westfield America Limited Partnership, a Delaware limited partnership.

     "Senior Units" shall have the meaning set forth in Section 9(a) hereof.

     "Special Distribution" shall have the meaning set forth in Section 4 hereof.


     3.  Distributions.

     In accordance with, and subject to the terms of, Section 5.1 and 13.5 of the Partnership Agreement, each holder of a Class A-1 Investor Unit Right shall receive, for each Distribution Period, a pro rata share of Distributions under
Article 5 of the

                                     I-1-2

Partnership Agreement in an amount equal to the Distributions such Investor would have received if such Investor had been a Limited Partner and had held one Partnership Common Unit for each of such Investor's Class A-1 Investor Unit Rights.

     4.  Special Distribution.

     On January 29, 1999, each holder of a Class A-1 Investor Unit Right shall receive a special distribution in the amount of $17.00 per each Class A-1 Investor Unit Right (the "Special Distribution").

     5.  Distributions Upon Liquidation.

     Upon the occurrence of a Liquidating Event and subsequent dissolution and winding up of the Partnership, each holder of a Class A-1 Investor Unit Right shall be entitled to receive an amount per Class A-1 Investor Unit Right equal to the amount such holder would have received if the holder held one Partnership Common Unit in accordance with clause (4) of Section 14.2 of the Agreement.

     6.  Conversion.

     Immediately after payment of the Special Distribution, each Class A-1 Investor Unit Right shall automatically convert into one Class A Investor Unit Right. Upon such conversion, all rights of each holder of such Class A-1 Investor Unit Rights shall cease and each holder shall have only the rights of a holder of Class A Investor Unit Rights as set forth in the Class A Investor Unit Right Designation.

     7.  Redemption.

     Class A-1 Investor Unit Rights shall be redeemable as provided in Section
13.10 and Section 16.1 of the Agreement. Upon any such redemption, the Managing General Partner shall amend Exhibit A and Exhibit B to the Agreement as
                            ---------     ---------
appropriate to reflect such redemption.


     8.  Status of Reacquired Class A-1 Investor Unit Rights.

     All Class A-1 Investor Unit Rights which shall have been granted and reacquired in any manner by the Partnership shall be deemed cancelled.

                                     I-1-3

     9.  Ranking.

     Any class or series of Partnership Units or Investor Unit Rights shall be deemed to rank:

     (a) prior or senior to the Class A-1 Investor Unit Rights, as to the payment of distributions and as to distributions of assets upon dissolution and winding up of the Partnership, if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, shall be entitled to the receipt of distributions or of amounts distributable upon dissolution and winding up of the Partnership in preference or priority to the holders of Class A-1 Investor Unit Rights ("Senior Units"); and

     (b) on a parity with the Class A-1 Investor Unit Rights, as to the payment of distributions and as to distributions of assets upon dissolution and winding up of the Partnership, if such class or series of Partnership Units is Partnership Common Units or if the holders of such class or series of Partnership Units or Investor Unit Rights, as the case may be, and the Class A-1 Investor Unit Rights shall be entitled to the receipt of distributions and of amounts distributable upon dissolution and winding up of the Partnership in proportion to their respective amounts of accumulated and unpaid distributions per unit or other denomination or liquidation preferences, without preference or priority one over the other ("Parity Units").

     10.  Allocations.

     As provided in Article 13 of the Agreement, each holder of Class A-1 Investor Unit Rights shall be allocated its pro rata share of all items of Net Income and Net Loss of the Partnership in the manner set forth in Article 6 of the Agreement.

     11.  Voting and Consent Rights.

     (a) Holders of Class A-1 Investor Unit Rights shall have only those voting and consent rights specified in Section 13.5.C of the Agreement and Section 11(b) hereof.

     (b) Except as otherwise required by applicable law or as set forth herein or in the Agreement, the holders of the Class A-1Investor Unit Rights shall not have any relative, participating, optional or other special voting rights or powers with respect to any matter, and the consent or approval of the holders thereof shall not be required for the taking of any action by the Partnership.

                                     I-1-4

     12.  Information Rights.

     Holders of Class A-1 Investor Unit Rights shall have only the information rights specified in Section 13.5.D of the Agreement.

     13.  Restrictions on Transfer.

     The Class A-1 Investor Unit Rights are subject to the restrictions on transfer set forth in Section 13.7 of the Agreement.

     14.  Ambiguity.

     In the case of an ambiguity in the application of any of the provisions of this Investor Unit Right Designation, the Managing General Partner shall have the power to determine the application of the provisions of this Investor Unit Right Designation with respect to any situation based on its reasonable belief, understanding or knowledge of the circumstances.

     15.  Partnership Records.

     The Managing General Partner shall amend Exhibit B to the Agreement from
                                              ---------
time to time to the extent necessary to reflect accurately the grant and any subsequent redemption of, or other event having an effect on the ownership of, Class A-1 Investor Unit Rights.

     16.  Governing Law.

     This Exhibit I-1 shall be construed and enforced in accordance with, and
          -----------
governed by, the laws of the State of Delaware, without regard to principles of conflicts of law.

                                     I-1-5